                                                              EXHIBIT (10)(xxix)
                                                               TO 2000 FORM 10-K



                             3003 SUMMIT BOULEVARD

                                LEASE AGREEMENT

                                BY AND BETWEEN

                PERIMETER SUMMIT PARCEL 3 LIMITED PARTNERSHIP,

                                  AS LANDLORD

                                      AND

                  NORTHERN TRUST RETIREMENT CONSULTING, LLC,

                                   AS TENANT

                               TABLE OF CONTENTS
                               -----------------

                                                                          PAGE
                                                                          ----
ARTICLE I................................................................    1

     Section 1.01 Premises...............................................    1
     Section 1.02 Term...................................................    4
     Section 1.03 Use....................................................    4
     Section 1.04 Survival...............................................    5

ARTICLE II...............................................................    5

     Section 2.01 Rental Payments........................................    5
     Section 2.02 Base Rental............................................    6
     Section 2.03 Additional Rental......................................    6
     Section 2.04 Operating Expenses.....................................    7

ARTICLE III..............................................................   14

     Section 3.01 Services...............................................   14
     Section 3.02 Keys and Locks.........................................   18
     Section 3.03 Graphics, Building Directory and Name..................   18
     Section 3.04 Parking................................................   18

ARTICLE IV...............................................................   19

     Section 4.01 Care of Premises.......................................   19
     Section 4.02 Entry for Repairs and Inspection.......................   19
     Section 4.03 Nuisance...............................................   19
     Section 4.04 Laws and Regulations; Rules of Building................   20
     Section 4.05 Legal Use and Violations of Insurance Coverage.........   20
     Section 4.06 Compliance with Legal Requirements.....................   20
     Section 4.07 Electronic Requirements................................   22

ARTICLE V................................................................   25

     Section 5.01 Leasehold Improvements.................................   25
     Section 5.02 Repairs by Landlord....................................   28
     Section 5.03 Repairs by Tenant......................................   29
     Section 5.04 American with Disabilities Act of 1990.................   29

ARTICLE VI...............................................................   30

     Section 6.01 Condemnation...........................................   30
     Section 6.02 Damages from Certain Causes............................   31
     Section 6.03 Casualty Clause........................................   31
     Section 6.04 Casualty Insurance.....................................   32
     Section 6.05 Liability Insurance....................................   32
     Section 6.06 Hold Harmless..........................................   33
     Section 6.07 Waiver of Claims and Subrogation Rights................   33
     Section 6.08 Insurance Requirements.................................   33

ARTICLE VII..............................................................   34

     Section 7.01 Tenant Default and Landlord Remedies...................   34
     Section 7.02 Landlord Default and Tenant Remedies...................   36
     Section 7.03 Insolvency or Bankruptcy...............................   37
     Section 7.04 Late Payments..........................................   37
     Section 7.05 Attorney's Fees........................................   37
     Section 7.06 Waiver of Homestead....................................   38
     Section 7.07 No Waiver of Rights....................................   38
     Section 7.08 Holding Over...........................................   38
     Section 7.09 Subordination..........................................   38
     Section 7.10 Estoppel Certificate or Three-Party Agreement..........   39

ARTICLE VIII.............................................................   40

     Section 8.01 Sublease or Assignment by Tenant.......................   40
     Section 8.02 Assignment by Landlord.................................   42
     Section 8.03 Peaceful Enjoyment.....................................   42
     Section 8.04 Limitation of Landlord's Personal Liability............   42
     Section 8.05 Force Majeure..........................................   43

ARTICLE IX...............................................................   43

     Section 9.01 Notices................................................   43
     Section 9.02 Miscellaneous..........................................   43


EXHIBITS
--------

     Exhibit A    - Site Plan and Location of the Building
     Exhibit A-1  - Description of Land
     Exhibit B    - Floor Plan of Premises
     Exhibit C    - Building Standard Tenant Allowances
     Exhibit D    - Construction of Initial Leasehold Improvements
     Exhibit E    - Air Conditioning and Heating Services
     Exhibit F    - Building Rules and Regulations
     Exhibit G    - Commencement Date Agreement
     Exhibit H    - Special Stipulations
     Exhibit I    - Cleaning Specifications
     Exhibit J    - Form of Subordination, Non-Disturbance and Attornment
                    Agreement
     Exhibit K    - Project Construction Milestones
     Exhibit L    - Signage Specifications
     Exhibit M    - HVAC Specifications
     Exhibit N    - Form of Lease Guaranty

                             3003 SUMMIT BOULEVARD

                                LEASE AGREEMENT


          THIS LEASE AGREEMENT is made and entered into on this 5th day of November, 1999, by and between PERIMETER SUMMIT PARCEL 3 LIMITED PARTNERSHIP, a Georgia limited partnership, whose address for purposes hereof is Five Ravinia Drive, Atlanta, Georgia 30346-2102 (hereinafter called "Landlord"), and NORTHERN TRUST RETIREMENT CONSULTING, LLC, a Delaware limited liability corporation, (hereinafter called "Tenant") whose address for purposes hereof is, prior to the commencement of the term of this lease, 400 Perimeter Center Terrace, Suite 850, Atlanta, Georgia 30346, Attention: Director of Finance and, subsequent to the commencement of the term of this lease, to 3003 Summit Boulevard, Suite ____, Atlanta, Georgia 30319 (the address of the Premises within the Building) with a copy to Fifty South LaSalle Street, Chicago, Illinois 60675, Attention:
Corporate Real Estate Manager;


                             W I T N E S S E T H:
                             - - - - - - - - - -

                                   ARTICLE I
                                   ---------

     Section 1.01   Premises.
                    --------

     (a) Subject to and upon the terms hereinafter set forth, and in consideration of the sum of Ten Dollars ($10.00), the premises, and the mutual covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, Landlord does hereby lease and demise to Tenant and Tenant does hereby lease and take from Landlord those certain premises (hereinafter sometimes called the "Premises") in the building to be constructed by Landlord at 3003 Summit Boulevard (said building together with the Parking Facility [defined below] and all improvements located thereon or specifically related thereto, hereinafter collectively referred to as the "Building") on that certain tract or parcel of land more particularly described in Exhibit A, attached
                                                       ---------
hereto and incorporated herein (the "Land") which comprises a portion of a larger tract of land originally containing approximately 83 acres located in DeKalb County, Georgia, more particularly described on Exhibit A-1, attached
                                                       -----------
hereto and incorporated herein (said tract of land described on Exhibit A-1
                                                                -----------
being hereinafter referred to as "Perimeter Summit"), such Premises being more particularly described as follows:

     Approximately 127,611 square feet of rentable area on the First (1/st/) through Sixth (6/th/) and Ninth (9/th/) Floors of the Building and as generally described or depicted on Exhibit B, attached hereto and incorporated herein.
                         ---------

     The leasing of the Premises by Landlord to Tenant shall also include the appurtenant right for Tenant to use, without charge, in common with the other tenants of the Building, all driveways, accessways, sidewalks, landscaped areas, lobbies, elevators, entrances, driveways and other common areas on the Project as shown on the Building Plans and as designated by Landlord from time to time for the general use of the tenants of the Building as well as all entrances and other similar areas in Perimeter Summit which provide access from any public road to the Building and which are for the general use of the tenants and invitees of the Project pursuant to the terms of the Declaration (defined below). Tenant agrees that Landlord may change the designation of such common areas from time to time, so long as such changes do not materially, adversely affect Tenant's use of and access to the Premises.

     (b) The term "rentable area", as used herein, shall refer to the rentable area of the Premises which has been determined by calculating the useable area of the Premises in accordance with the "Standard Method for Measuring Floor Area in Office Buildings," published by the Secretariat, Buildings Owners and Managers Association International (ANSI/BOMA Z65-1996), approved June 7, 1996 and applying a "load" or "add on" factor of 9.5% with respect to single tenant floors and a factor of 15.5% with respect to multi-tenant floors ("BOMA Standards"). Unless otherwise specifically designated, all references to square footage or square feet in this lease are to rentable square footage or square feet.

     The rentable area of the Premises shall be calculated, on a preliminary basis, by Landlord's architect when floor plans for the Premises are complete (subject to final, conclusive determination as described in subparagraph (c) below), in accordance with the definitions and methodology contained in this lease. Upon such determination by Landlord's architect, the rentable area of the Premises (as well as all other calculations herein which are based upon such rentable area including, without limitation, the Base Rental, Tenant's Forecast Additional Rental, Tenant's Additional Rental and the Tenant Improvement Allowance, as that term is defined in Exhibit C) shall be adjusted to reflect
                                      ---------
the number of square feet of rentable area determined by such calculation.

     "Parking Facility" shall mean the parking deck to be constructed on the Land pursuant to the Building Plans (which will contain approximately 1500 spaces), together with any connecting walkways, or other means of access to the Building and the grounds related thereto.

     (c) On or before the Landlord Floor Delivery Date (as that term is defined in Exhibit D) Landlord's architect shall verify by field measurement the
   ---------
rentable area of the Premises and the Building according to the foregoing BOMA Standards (or if unable to verify by field measurement, Landlord shall field measure the rentable area of the Premises) and, shall deliver to Tenant Landlord's calculation of the exact number of square feet of rentable area within the Premises and the Building. Tenant shall have the right to object to Landlord's calculation by delivering written notice to Landlord within twenty
(20) days after Landlord delivers to Tenant such notice, failing which Tenant shall be deemed to have agreed that all information contained in Landlord's notice is correct. If Tenant objects to Landlord's calculation within said 20-day period, Tenant shall have the right to have Tenant's architect verify by field measurement (or field measure as Tenant's architect reasonably deems appropriate) the rentable area of the Premises and the Building according to BOMA Standards, the results of which Tenant shall certify to Landlord within forty-five (45) days after Tenant's notice to Landlord that Tenant objects to Landlord's calculation. In the event that Tenant's architect's calculation of rentable area of the Premises and the Building is within three percent (3%) of the initial determination made by Landlord's architect, then Landlord's architect's calculation shall be final and binding upon Landlord and Tenant. If Tenant's architect's calculation of the number of rentable area is more than three percent (3%) greater than or lesser than the initial determination made by Landlord's architect and Landlord does not dispute Tenant's measurement within twenty (20) days of Tenant's written certification, then Tenant's calculation shall be final and binding upon Landlord and Tenant. If Landlord notifies Tenant within such 20-day period that Landlord disputes Tenant's architect's determination, and if Landlord and Tenant are unable to resolve their disagreement within a 15-day period after Landlord's notice, the parties shall mutually agree upon an experienced, qualified architect to resolve such disagreement. The architect must not have been employed by either party previously and must have ten (10) years experience immediately prior to the date in question designing high-rise office buildings. If the parties are unable to agree on an architect within ten (10) days after the expiration of such 15-day period, either party may apply to the Atlanta Chapter of the American Institute of Architects for designation of an architect. The architect shall resolve the disagreement within thirty (30) days of his/her selection. The decision of such architect shall be final and binding upon both Landlord and Tenant. Upon determination by arbitration, the rentable area of the Premises shall replace the rentable area of the Premises as shown in Section 1.01(a) and as defined in Section 1.01(b) and shall be deemed to be the rentable area of the Premises and the Building for all purposes under this lease. All payments of Base Rental (defined below), Tenant's Forecast Additional Rental (defined below), Tenant's Additional Rental Adjustment (defined below), and all other payments of rent and other amounts of money which are calculated based upon the rentable area of the Premises and the Building shall be adjusted accordingly but until finally determined shall be based upon the initial determination of rentable area by Landlord.

     (d) After the Commencement Date (defined below), Landlord shall deliver to Tenant Exhibit G, attached hereto and incorporated herein, which shall contain
       ---------
an acknowledgment (i) of the date upon which the Commencement Date of this lease occurred, (ii) that Landlord has achieved substantial completion of the Project, and (iii) that Landlord has fully disbursed the Allowance to Tenant (or if not fully funded by Landlord, then a reconciliation of the same). Tenant shall have the right to object to Exhibit G by delivering written notice to Landlord within
                       ---------
twenty (20) days after Landlord delivers Exhibit G to Tenant, failing which
                                         ---------
Tenant shall be deemed to have agreed that all information contained in Exhibit
                                                                        -------
G is correct.  If Tenant objects to Exhibit G within said 20-day period,
-                                   ---------
Landlord and Tenant shall work together to resolve their differences and, after such differences have been resolved, Landlord shall execute Exhibit G and
                                                            ---------
deliver same to Tenant. If Landlord and Tenant are unable to agree upon the Commencement Date or any other matter set forth in Exhibit G within ten (10)
                                                   ---------
days after Tenant objects to such matters, then the arbitration process set forth above in subparagraph (c) shall be followed by Landlord and Tenant to resolve such disagreements. Upon Tenant agreeing or being deemed to have agreed that all information contained in Exhibit G is correct, the Commencement Date as
                                  ---------
shown on Exhibit G shall be the Commencement Date for purposes of Section
         ---------
1.02(a) of this lease and for all other purposes under this lease.

     (e) Notwithstanding anything to the contrary contained in this Section 1.01, (i) Landlord agrees that in no event will the rentable area (as finally determined or agreed upon) increase more than ten percent (10%) from the rentable area of the Premises initially set forth in this lease (subject, however, to Tenant's exercise of rights to increase the rentable area of the

Premises by leasing additional space in the Building, in which case, the rentable area of the Premises will not increase by more than ten percent (10%) from the rentable area of the Premises as set forth in the amendment evidencing such additional space) and in the event that the rentable area of the Premises (as finally determined or agreed upon), as provided in subparagraph (c) above, increases by more than ten percent (10%), then the increase shall be capped at ten percent (10%), and (ii) in the event that the rentable area of the Premises is finally determined, as provided in subparagraph (c) above, to have increased by more than five percent (5%) from the rentable area of the Premises set forth in this lease (subject, however, to Tenant's exercise of rights to increase the rentable area of the Premises by leasing additional space in the Building), then Tenant shall have the right to reduce the rentable area of any partial floor leased by Tenant above the lobby level (or, if the then existing Premises do not contain any partial floor, then, with respect to the uppermost floor leased as part of the Premises) by an amount necessary to reduce the overall rentable area of the Premises to a rentable amount equal to or more than the original amount of rentable area set forth herein and less than five percent (5%) more than such amount (such portion of the Premises shall be known as the "Reduced Premises"). Such election by Tenant shall be made by Tenant within ten (10) days after the final determination or agreement (or deemed agreement) of the rentable area of the Premises by notice to Landlord. Such notice shall contain the new rentable area of the partial floor to be leased by Tenant (if any) and Tenant agrees that such remaining rentable areas of the partial floor shall be of a size and configuration so as to be readily leasable by Landlord. All Reduced Premises shall become part of Expansion Space A. If and to the extent Tenant has received any portion of the Allowance (as that term is defined in Exhibit C)
                                                                  ---------
relating to the Reduced Premises, such portion shall be attributed to the unfunded portion (if any) of the Allowance relating to the balance of the Premises and Tenant agrees to promptly refund all or any portion of the Allowance with respect to the Reduced Premises to Landlord if and to the extent the Allowance is already fully funded as to the balance of the Premises.

     Section 1.02   Term.
                    ----

     (a) Subject to and upon the terms and conditions set forth herein, or in any exhibit hereto, the term of this lease shall commence on the Commencement Date and shall expire fifteen (15) years after the Commencement Date at 6:00 P.M.

     (b) As used herein, "Commencement Date" means the later to occur of (i) the Completion Date, as such term is defined in Part III.1 of Exhibit D attached
                                                              ---------
hereto and incorporated herein or (ii) the date upon which Landlord achieves Substantial Completion of the Project, as defined in Exhibit D; provided,
                                                     ---------
however, in the event that Tenant commences to occupy the Premises (or any portion thereof) prior to the Commencement Date for the conduct of business, then Tenant shall pay to Landlord Tenant's Additional Rental (less Tenant's Percentage Share of real estate taxes) with respect to the applicable portion of the Premises Tenant occupies during such early occupancy period. For purposes of the preceding sentence, Tenant shall be deemed to occupy all of the Premises on a full floor as soon as Tenant occupies any space on the applicable floor for the conduct of Tenant's business therein.

     Section 1.03   Use.  Tenant shall have the right to use the Premises for
                    ---
any lawful business in which Tenant is engaged from time to time, including, but not limited to, financial services, consulting services and retirement benefit services. In addition, Tenant may use the

Premises for any general office and administrative purposes of a type reasonable and customary for first-class office buildings. Tenant shall not use the Premises for any other purposes. Notwithstanding the foregoing, the Premises shall not be used for any purpose which would create unreasonable elevator loads or over utilize the capacity of the Building Systems in excess of those specifications described in this lease, and Tenant shall not engage in any activity which is not in keeping with the first-class standards of the Building. In no event shall the Premises be used for the purpose of installing, marketing, operating, or providing electronic telecommunications, information or data processing, storage or transmissions, or other electronic office services or equipment for tenants or other occupants of the Building on a shared-usage basis through a central switch or a local area network. Further, Tenant hereby agrees that, the Premises shall not be used for a retail purpose. Landlord hereby acknowledges and agrees, however, that the rendering of Tenant's business services from the Premises to invitees and prospective customers (whether by telephone or in person) shall not constitute operation of the Premises for a retail purpose.

     Section 1.04   Survival.  Any claim, cause of action, liability or
                    --------
obligation arising during the term of this lease and under the provisions hereof in favor of a party hereto against or obligating the other party hereto shall survive the expiration or any earlier termination of this lease.


                                  ARTICLE II
                                  ----------

     Section 2.01   Rental Payments.
                    ---------------

     (a) Commencing on the Commencement Date, and continuing thereafter throughout the full term of this lease, Tenant hereby agrees to pay the Base Rental (defined below) in accordance with this Section 2.01 and Section 2.02, and Tenant's Forecast Additional Rental (defined below) and Tenant's Additional Rental Adjustment (defined below) and all other sums, charges or payments which Tenant is obligated to make to Landlord under this lease (collectively, hereafter called "rent") in accordance with this Section 2.01 and Section 2.03. The Base Rental and Tenant's Forecast Additional Rental shall be due and payable in equal monthly installments on the first day of each calendar month during the initial term of this lease and any extensions or renewals hereof, and Tenant hereby agrees to so pay such rent to Landlord at Landlord's address as provided herein (or such other address as may be designated by Landlord from time to time by written notice to Tenant) monthly in advance.

     (b) If the Commencement Date is other than the first day of a calendar month or if this lease expires on other than the last day of a calendar month, then the installments of Base Rental and Tenant's Forecast Additional Rental for such month or months shall be prorated and the installment or installments so prorated shall be paid in advance. Said installments for such prorated month or months shall be calculated by multiplying the equal monthly installment by a fraction, the numerator of which shall be the number of days of the lease term occurring during said commencement or expiration month, as the case may be, and the denominator of which shall be thirty (30). If the term of this lease commences or expires on other than the first day of a calendar year, Tenant's Forecast Additional Rental and Tenant's Additional Rental shall be prorated for such commencement or expiration year, as the case may be, by multiplying Tenant's Forecast Additional Rental and Tenant's Additional Rental by a fraction, the numerator of which shall be the number of whole and partial months of the lease term during the commencement or expiration year, as the case may be, and the denominator of which shall be twelve (12). In such event the calculation described in Section 2.03(d) shall be made as soon as possible after the termination of this lease. Landlord and Tenant hereby agree that the provisions of this Section 2.01(b) shall survive the expiration or termination of this lease.

     (c) Tenant agrees to pay all rent and other sums of money as shall become due from and payable by Tenant to Landlord under this lease at the times and in the manner provided in this lease, without abatement, demand, set-off or counterclaim, except as expressly provided in this lease. All rent and other sums of whatever nature owed by Tenant to Landlord under this lease shall bear interest from thirty (30) days after written notice from Landlord to Tenant that Tenant has failed to pay such rent and other sums when due until paid by Tenant at the lesser of (i) a per annum rate equal to the "prime rate" as published in the Wall Street Journal (or if such publication is discontinued then as published by a similarly nationally recognized financial publication selected by Landlord in its sole but reasonable discretion) plus two percent (2%) or (ii) the maximum interest rate per annum allowed by law ("Interest Rate").

     Section 2.02   Base Rental.
                    -----------

     Throughout the full term of this lease, Tenant hereby agrees to pay a base annual rental ("Base Rental") as set forth in Special Stipulation No. 1 attached hereto as Exhibit H and incorporated herein by this reference.
          ---------

     Section 2.03   Additional Rental.
                    -----------------

     (a) Commencing with the calendar year in which the Commencement Date occurs and continuing thereafter for each calendar year during the full term of this lease, Landlord shall present to Tenant prior to December 15 of the preceding calendar year (or for the calendar year in which the lease term commences, at least thirty (30) days prior to the Commencement Date) a statement of Tenant's Forecast Additional Rental. Landlord's initial statement of Tenant's Forecast Additional Rental shall not be greater than one hundred six percent (106%) of Tenant's Forecast Additional Rental for the immediately preceding year, except if and to the extent Landlord can reasonably verify to Tenant anticipated increases in Operating Expenses otherwise allowable under the terms of this lease which will cause Additional Rental to exceed such limit. Further, upon final determination of Tenant's Additional Rental for any calendar year, Landlord's initial statement of Tenant's Forecast Additional Rental for the next subsequent calendar year may be revised by Landlord, but shall not be greater than one hundred six percent (106%) of Tenant's Additional Rental for the immediately preceding calendar year, except if and to the extent Landlord can reasonably verify to Tenant anticipated increases in Operating Expenses which will cause Tenant's Additional Rental to exceed such limit.

     (b) As used herein, "Tenant's Forecast Additional Rental" shall mean Landlord's reasonable estimate of Tenant's Additional Rental (defined below) for the coming calendar year (or, in the calendar year in which the lease term commences, for such calendar year).

     (c) "Tenant's Additional Rental," as that term is used herein, shall be computed on a calendar year basis and shall mean the sum of (i) Tenant's Percentage Share (defined below) of Operating Expenses (defined below), plus
(ii) a management fee contribution equal to the sum of (A) three percent (3%) times the Base Rental for such calendar year (regardless of any Base Rental abatement granted to Tenant), and (B) three percent (3%) times Operating Expenses allocable to the Premises and payable by Tenant based upon Tenant's Percentage Share. As used herein, "Tenant's Percentage Share" shall mean a fraction, the numerator of which is the total number of square feet of rentable area within the Premises and the denominator of which is the greater of (i) ninety five percent (95%) of the total square footage of all rentable area in the Building available for lease (whether or not leased), or (ii) the total square footage of all rentable area in the Building actually leased.

     (d) No later than one hundred twenty (120) days after the end of the calendar year in which the Commencement Date occurs and of each calendar year thereafter during the term of this lease, Landlord shall provide Tenant a statement, prepared by a certified public accounting firm, detailing the Operating Expenses for each such calendar year and a statement prepared by Landlord comparing Tenant's Forecast Additional Rental with Tenant's Additional Rental. In the event that Tenant's Forecast Additional Rental exceeds Tenant's Additional Rental for said calendar year, Landlord shall pay Tenant (in the form of a credit against rentals next due or, upon expiration of this lease, in the form of a cash payment made within thirty (30) days of the final determination of Tenant's Additional Rental) an amount equal to such excess. In the event that the Tenant's Additional Rental exceeds Tenant's Forecast Additional Rental for said calendar year, Tenant hereby agrees to pay Landlord, within thirty (30) days of receipt of the statement, an amount equal to such difference ("Tenant's Additional Rental Adjustment").

     Section 2.04   Operating Expenses.
                    ------------------

     (a) "Operating Expenses", for each calendar year, shall consist of (i) all Operating Expenses (defined below) for the Building and the Land (the Building and the Land being hereinafter referred to collectively as the "Project"), plus
(ii) an amount equal to the product of the total maintenance, landscape maintenance, taxes, repairs, utilities, insurance and other Operating Expenses accruing during each such calendar year for the tracts of land within Perimeter Summit designated or maintained from time to time as common areas, including those areas which are for the benefit of the occupants of the Project whether or not so designated or maintained as common areas, multiplied by the lesser of (x) a fraction, the numerator of which shall equal the total square footage of all rentable area in the Building and the denominator of which shall equal the total square footage of the permitted floor area in Perimeter Summit, as more particularly described in that certain Perimeter Summit Declaration of Easements (the "Declaration"), as the same may be modified from time to time during the applicable calendar year, or (y) such percentage as Landlord may designate from time to time.

     (b) For the purposes of this lease, "Operating Expenses" shall mean all reasonable expenses, costs and accruals (excluding therefrom, however, specific costs billed to or otherwise incurred for the particular benefit of specific tenants of the Building or to other buildings or projects within Perimeter Summit) of every kind and nature, computed on an accrual basis, incurred or accrued in connection with, or relating to, the operation of the Project and said common areas during each calendar year, including, but not limited to, the following:

          (1) wages and salaries, including taxes, insurance and benefits, of all on and off-site employees engaged in operations, maintenance or access control, allocated as described in Section 2.04(c)(11) below;

          (2) cost of all supplies, tools, equipment and materials to the extent used in operations and maintenance, as reasonably allocated by Landlord;

          (3) cost of all utilities including, but not limited to, cost of electricity, cost of water and cost of power for heating, lighting, air conditioning and ventilating;

          (4) cost of all maintenance and service agreements and the equipment therein, including, but not limited to, security service, garage operations, window cleaning, elevator maintenance, janitorial service and landscaping maintenance;

          (5) cost of repairs and general maintenance (excluding repairs, alterations and general maintenance paid by proceeds of insurance);

          (6) amortization (on a straight-line basis with a reasonable, market finance charge) of cost of acquiring and installing any system, apparatus, device, or equipment which is installed for the principal purpose of (i) reducing Operating Expenses (but the annual amortization included may not exceed the reasonably projected annual reduction), (ii) promoting safety (amortized as described above over a time period consistent with customary accounting practices of reputable owners of similar buildings employing sound, accepted accounting procedures) or (iii) complying with governmental requirements which become effective after the Commencement Date (amortized as described above over a time period consistent with customary accounting practices of reputable owners of similar buildings employing sound, acceptable accounting procedures);

          (7) cost of all insurance, including, but not limited to, cost of casualty, rental abatement and liability insurance, and insurance on Landlord's personal property, plus cost of all deductible payments made by Landlord in connection therewith; and

          (8) all taxes, assessments and governmental charges, whether or not directly paid by Landlord, whether federal, state, county or municipal and whether they be by taxing districts or authorities presently taxing the Project or by others subsequently created or otherwise, and any other taxes and assessments attributable to the Project or its operation, excluding, however, taxes and assessments attributable to the personal property of other tenants, federal and state taxes on income, death taxes, franchise taxes, business license taxes, impact fees, any taxes imposed or measured on or by the income of Landlord from the operation of the Project and taxes attributable to an increased assessment resulting from a sale of the Project if such assessment does not accurately reflect the fair market value of the Project as compared to other comparable office projects; provided, however, that if at any time during the term of this lease, the present method of taxation or assessment shall be so changed that the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate and the improvements thereon shall be discontinued and as a substitute therefor, or in lieu of (in whole or in part), taxes, assessments, levies, impositions or charges shall be levied, assessed or imposed, wholly or partially, as a capital levy or otherwise, on the rents received from the Project or the rents reserved herein or any part thereof, then such substitute taxes, assessments, levies, impositions or charges, to the extent so levied, assessed or imposed with respect to the Project, shall be deemed to be included within Operating Expenses; Landlord agrees to use commercially reasonable efforts to minimize real estate taxes applicable to the Project. Consultation, legal fees and costs resulting from any challenge of tax assessments as reasonably allocated by Landlord shall also be included in Operating Expenses. Landlord shall promptly apply as a credit to the next installments of rent accruing (or refund to Tenant in cash) Tenant's Percentage Share of any refund, rebate or return of taxes or assessments.

          In the event that the ad valorem tax assessment of the Property for any calendar year after the earlier of (i) the expiration of the initial term of this lease or (ii) any repeal or recession of the Tax Abatement Process (defined below) increases by more than five percent (5%) from the prior year's assessment, Tenant shall have the right to cause Landlord to contest or protest, through appropriate legal proceedings, such increased assessment. If Landlord elects not to challenge the tax assessment for the Project in any such year, Landlord shall notify Tenant at least thirty (30) days prior to the last date for filing any such challenge and Tenant shall have the right to file such challenge in Landlord's name. Landlord will cooperate with Tenant in connection with any such challenge. The cost of any such challenge by Tenant shall be borne by Tenant but, if Tenant is successful in obtaining a reduced assessment or tax refund, Tenant shall be entitled to recoup its reasonable out-of-pocket expenses from the refund before the refund is disbursed to the tenants of the Building (including Tenant) on a pro rata basis. Tenant may only contest the amount or validity of any real estate taxes by appropriate proceedings and only if the Project or any part thereof would not by reason of such postponement or deferment be in danger of being forfeited or lost. Landlord shall not be subjected to any liability for the payment of any costs or expenses in connection with any such proceedings or any increased assessment of the Project which results from such proceeding, and Tenant shall indemnify and save harmless Landlord from any such costs or expenses incurred by Landlord during the term of this lease. It is agreed that Tenant will be responsible for ad valorem taxes on its personal property and on the value of the leasehold improvements in the Premises but only to the extent that the taxing authorities separately assess Tenant's leasehold improvements.

    (c) Notwithstanding the foregoing, Operating Expenses shall not include the following:

          (1) Costs associated with the operation of the business of the ownership or entity which constitutes "Landlord", as distinguished from the costs of building operations, including, but not limited to, partnership accounting, consulting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of any tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Building, costs of any disputes between Landlord and its employees (if any) not engaged in Building operations, disputes of Landlord with Building management, or outside fees paid in connection with disputes with other tenants;

          (2) Costs incurred in connection with the original construction of the Building (such as, but not limited to, impact fees) or in connection with any capital expenditure in the Building, including but not limited to the addition or deletion of floors, except as expressly set forth in
     Section 2.04(b)(6);

          (3) Costs of alterations or improvements to the Premises or the premises of other tenants (as compared to repairs or maintenance);

          (4) Depreciation, interest and principal payments on mortgages and other debt costs (directly related to financing the Project), if any;

          (5) Costs of correcting defects in or inadequacy of the initial design or construction of the Building;

          (6) Expenses directly resulting from the gross negligence and/or willful misconduct of Landlord, its agents, servants or employees;

          (7) Legal fees, space planners' fees, real estate brokers' leasing commissions, and advertising expenses incurred in connection with the development or leasing of the Building;

          (8) Costs for which Landlord is reimbursed by its insurance carrier or any tenant's insurance carrier (excluding deductibles);

          (9) Any bad debt loss, rent loss, or reserves for bad debts or rent loss;

          (10) The expense of any services provided to other tenants in the Building which are in excess of the services made available to Tenant under this lease;

          (11) Wages and salaries of management or supervising employees offsite above the level of senior property manager; the wages of any employee who does not devote substantially all of his or her time to the Building (such as senior property manager) shall be equitably apportioned among all projects for which such employee performed services based upon the time such employee spent on each project relative to the total time devoted by such employee to all projects;

          (12) Fines and penalties;

          (13) Amounts paid as ground rental by Landlord;

          (14) Any recalculation of or additional Operating Expenses actually incurred more than two (2) years prior to the year in which Landlord proposes that such costs be included;

          (15) Capital expenditures required by Landlord's failure to comply with laws enacted before the date the Building's Certificate of Occupancy is validly issued;

          (16) Costs incurred by Landlord with respect to goods and services (including utilities sold and supplied to tenants and occupants of the Building) to the extent that Landlord is entitled to and actually receives reimbursement for such costs directly from such tenant(s);

          (17) Costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements made for new tenants in the Building or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Building;

          (18) Costs incurred by Landlord for alterations which are considered capital improvements under generally accepted accounting principles, consistently applied, except as set forth in Section 2.04(b)(7) above;

          (19) Any costs paid to Landlord or to subsidiaries or affiliates of Landlord for services in the Building to the extent the same exceeds the costs of such services rendered by unaffiliated third parties on a competitive basis (solely to the extent of the costs in excess of competitive costs);

          (20) Rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature, except equipment not affixed to the Building which is used in providing janitorial or similar services and except for temporary rentals that are necessitated by an emergency;

          (21) Electric power costs for which any tenant directly contracts with the local public service company;

          (22) Expenses including, without limitation, legal, accounting or consulting fees in connection with third party Landlord/tenant disputes in the Building;

          (23) Any costs to repair or restore any portion of the Project following a condemnation or a casualty (except to the extent of a commercially reasonable deductible amount);

          (24) Any costs incurred by Landlord to correct any violation of any laws, ordinances, rules, regulations, permits or licenses in effect as of the Commencement Date of this lease;

          (25) Costs incurred to remove, encapsulate or remediate asbestos or any Hazardous Materials (as defined in Section 4.05(b)), except Hazardous Materials caused by Tenant or its agent or employees or except to the extent such expenses qualify for inclusion pursuant to Section 2.04(b)(6).

          (26) Costs associated with the development, leasing, landscaping, taxes, maintenance or sale of or any other costs attributable to pad sites, development sites or any other nonProject areas within Perimeter Summit which are not common areas which benefit the Project.

     It is understood that Operating Expenses shall be reduced by all cash discounts, trade discounts, or quantity discounts received by Landlord or Landlord's managing agent in the purchase of any goods, utilities, or services in connection with the operation of the Building. In the calculation of any expenses hereunder, it is understood that no expense shall be charged in duplicate. Landlord shall use commercially reasonable efforts to effect an equitable proration of bills for services rendered to the Building and to any other property owned by Landlord. Landlord agrees to keep books and records showing the Operating Expenses in accordance with a system of generally accepted accounting practices consistently maintained on a year-to-year basis.

     (d) Notwithstanding any language contained herein to the contrary, Tenant hereby agrees that, during any calendar year in which the entire Building is not provided with Building Standard Services or is not at least ninety-five percent (95%) occupied on average throughout the calendar year, Landlord shall compute all Variable Operating Costs (defined below) for such calendar year as though the entire Building were provided with Building Standard Services and were ninety-five percent (95%) occupied. For purposes of this lease the term "Variable Operating Costs" shall mean any operating cost that varies with the level of occupancy of the Building (e.g. tenant utilities and tenant cleaning services, but the parties expressly agree that real estate taxes for the entire Project and janitorial and HVAC service to all unleased portions of the Building shall not be included in Variable Operating Expenses). In the event that Landlord excludes from "Operating Expenses" any specific costs billed to or otherwise incurred for the particular benefit of specific tenants of the Building, or to other buildings or projects within Perimeter Summit, Landlord shall have the right to increase "Operating Expenses" by an amount equal to the cost of providing standard services similar to the services for which such excluded specific costs were billed or incurred. In no event shall Landlord receive from all tenants of the Building more than one hundred percent (100%) of any Operating Expenses.

     (e) Landlord acknowledges and agrees that (i) Landlord has entered into a development bond financing arrangement (the "Tax Abatement Process") with the Development Authority of DeKalb County, a public body corporate and political of the State of Georgia (the "Development Authority"), whereby the Project will receive favorable ad valorem tax treatment in calendar years 2001 through and including 2016 with respect to DeKalb County, Georgia ad valorem taxes, and (ii) Tenant shall receive its Proportionate Share of any actual tax reduction, rebate or abatement (the "Tax Savings") based upon Tenant's Proportionate Share of the rentable area of the Building. Landlord hereby represents and warrants that the proposed Tax Savings are not conditioned or contingent upon Tenant assuring any initial or continued level of employed personnel occupying the Premises. In the event the Tax Abatement Process is completed and approved by DeKalb County, but is later rescinded, or if the Tax Abatement Process is not completed and approved by DeKalb County, then Landlord shall adjust Tenant's Additional Rental in each year during the initial term of this lease to reflect Tax Savings equal to the amounts referenced below in each calendar year:

Calendar Year                      Minimum Tax Savings
-------------                      -------------------
                         (per annum per rentable square foot of
                             rentable area in the Premises)

  2001 (partial)                           $0.75
  2002                                     $0.72
  2003                                     $0.67
  2004                                     $0.62
  2005                                     $0.58
  2006                                     $0.52
  2007                                     $0.47
  2008                                     $0.34
  2009                                     $0.28
  2010                                     $0.14
  2011                                     $0.15
  2012                                     $0.15
  2013                                     $0.16
  2014                                     $0.16
  2015                                     $0.16
  2016 (partial)                           $0.16

     Tenant's minimum Tax Savings during any partial calendar year during the term of this lease shall be prorated by multiplying the minimum Tax Savings by a fraction, the numerator of which is the number of days in the term of this lease in such partial calendar year and the denominator of which is 364. Further, in the event that the Tax Abatement Process is not completed and approved by DeKalb County on or before November 15, 1999, then Tenant shall have the right to terminate this lease with written notice to Landlord on or before December 15, 1999, and Tenant shall have no further obligations or liabilities hereunder.

     (f) In the event that within eight (8) months after Tenant's receipt of Landlord's statement of Operating Expenses for the prior calendar year, Tenant reasonably believes that certain of the Operating Expenses charged by Landlord include costs that are not properly included within the term "Operating Expenses" or that Landlord has erred in calculating the same in accordance with the terms and conditions of this lease, Tenant shall have the right to audit Landlord's books and records and dispute any portion of such statement in accordance with this paragraph. Tenant shall exercise such audit right by providing Landlord with a written notice of Tenant's exercise of such audit right within such 8-month period and a statement enumerating reasonably detailed reasons for Tenant's objections to the statement issued by Landlord (the "Audit Notice"). Within ten (10) business days of the receipt by Landlord of an Audit Notice, Landlord shall cause its property manager at the Building to meet with a designated employee of Tenant (the "Tenant Representative") to discuss the objections set forth in the Audit Notice in order to attempt to resolve the issues raised by Tenant in the Audit Notice. At least five (5) business days prior to such meeting, Landlord shall provide the Tenant Representative with reasonable access during normal business hours to Landlord's books and records at the Building relating to Operating Expenses for the calendar year in question. If, within thirty (30) days after Landlord's receipt of the Audit Notice, Landlord and Tenant are unable to resolve Tenant's objections, then not later than fifteen (15) days after the expiration of such 30-day period, Tenant shall notify Landlord if Tenant wishes to employ a nationally recognized certified public accounting firm ("Acceptable Accountants") to inspect and audit Landlord's books and records for the Building for the year in question. All costs and expenses of any such audit shall be paid by Tenant, unless such audit reveals (or it is ultimately determined by the Independent Accountant, as described below) that Landlord overstated Operating Expenses by five percent (5%) or more, in which case Landlord shall reimburse Tenant for Tenant's reasonable out-of-pocket expenses of such audit (up to the amount of Tenant's Percentage Share of such actual overcharge). Any audit performed pursuant to the terms of this section shall be conducted only by the Acceptable Accountants at the offices of Landlord's property manager at the Building during normal business hours and Landlord shall make its books and records conveniently available at the Building within ten (10) business days of Tenant's notice that it desires to perform such audit. If, based on such audit, Tenant believes that Landlord's statement includes improper charges for Operating Expenses for the year in question, Tenant shall notify Landlord, in writing, specifying the improper charges and including a copy of the audit. If Landlord disagrees with such determination, Landlord shall submit the dispute to any of the "Big-Five" accounting firms that is not then employed by Landlord or Tenant ("Independent Accountant") and shall notify Tenant, in writing, within thirty (30) days of receipt of Tenant's notice that Landlord has submitted such notice to an Independent Accountant. If Landlord fails to so notify Tenant within such 30-day period, Landlord shall be deemed to have agreed to such overcharge as set forth in Tenant's notice. Such Independent Accountant shall be asked to resolve the dispute within thirty (30) days. The decision of such Independent Accountant shall be final and binding on both Landlord and Tenant. If Landlord and Tenant agree (or are deemed to agree) pursuant to this paragraph that Tenant was overcharged or if the Independent Accountant determines that Tenant was overcharged, the overcharge amount, together with interest at the Interest Rate from the date Tenant paid the amount shown on Landlord's statement, shall be applied as a credit to the next installments of Base Rental and Tenant's Forecast Additional Rental due hereunder (or if the lease has expired, promptly to Tenant in cash). Notwithstanding anything contained herein to the contrary, Tenant shall be entitled to exercise its audit right pursuant to this section only in strict accordance with the foregoing procedures no more often than once per calendar year and each such audit shall relate only to the calendar year most recently ended; provided, however, if Tenant discovers overcharges in Landlord's statement, Tenant shall be entitled to audit any and all prior years' books and records with respect to the item(s) for which such overcharge is discovered. In the event that Tenant fails to notify Landlord within the foregoing 8-month period that Tenant objects to the statement of Operating Expenses, then Tenant's right to audit such year's statement of Operating Expenses shall be null and void.


                                  ARTICLE III
                                  -----------

     Section 3.01   Services.  Landlord shall furnish the following services to
                    --------
Tenant during the term of this lease at levels and in types customary for first-class, high-rise buildings in the Perimeter Center submarket and as more particularly provided below ("Building Standard Services"):

     (a) Hot and cold domestic water and one (1) common use men's and one (1) common use women's rest rooms and toilets on each floor of the Building with at least two (2) urinals, two (2) water closets and two (2) lavatories in each men's restroom and with at least four (4) water closets and two (2) lavatories in each women's restroom.

     (b) Subject to curtailment as required by governmental laws, rules or mandatory regulations, central heat and air conditioning in season, at such temperatures and in such amounts as are described in the Specifications (attached hereto as Exhibit M and by this reference made a part hereof), and on
                    ---------
such dates and at such times as are more particularly described on Exhibit E
                                                                   ---------
attached hereto and incorporated herein. If requested by Tenant, Landlord will provide Tenant HVAC services (or ventilation only, at Tenant's election) on dates and during hours in excess of those described on Exhibit E and Landlord
                                                       ---------
shall charge Tenant Landlord's Cost for providing such services. Landlord agrees that Tenant may order HVAC service (or ventilation only, at Tenant's election) and Landlord will provide the same on a floor by floor basis.

     (c) Electric lighting service for all public areas and special service areas of the Building.

     (d) Janitor service shall be provided five (5) days per week, exclusive of holidays, in accordance with the specifications described in Exhibit I attached
                                                             ---------
hereto. If and to the extent requested by Tenant, above standard cleaning shall be charged to Tenant at Landlord's Cost (as that term is defined in Exhibit H).
                                                                    ---------

     (e) Access control for the Project comparable as to coverage, control and responsiveness (but not necessarily as to means for accomplishing same) to other similarly situated first-class multi-tenant office buildings in suburban Atlanta, Georgia; provided, however, unless Landlord is grossly negligent or willfully fails to obtain or implement such access control, Landlord shall not be liable to Tenant for, any liability or loss to Tenant, its agents, employees and visitors arising out of losses due to theft, burglary, or damage or injury to persons or property caused by persons gaining access to the Premises, and Tenant hereby releases Landlord from all liability for such losses, damages or injury.

     (f) Sufficient electrical capacity to operate (i) incandescent lights, typewriters, calculating machines, photocopying machines and other machines of similar low voltage electrical consumption (120/208 volts), provided that the total rated electrical design load for said lighting and machines of low electrical voltage shall not exceed two (2.00) watts per square foot of Usable Area (as defined in Exhibit C attached hereto); and (ii) lighting and equipment
                    ---------
of high voltage electrical consumption (277/480 volts), provided that the total rated electrical design loan for said lighting and equipment of high electrical voltage shall not exceed four (4.00) watts per square foot of Usable Area (each such rated electrical design load to be hereinafter referred to as the "Building Standard rated electrical design load"). Tenant shall be allocated Tenant's pro rata share of the Building Standard circuits provided on the floor(s) Tenant occupies.

     Landlord represents and warrants to Tenant that the on-floor electrical capacity is 8.00 watts per square foot of Usable Area such that Tenant shall have the right to access, subject to the terms and conditions below, an additional 2.00 watts per square foot of Usable Area above the 6.00 watts per square foot provided above. Should Tenant's total rated electrical design load exceed the Building Standard rated electrical design load for either low or high voltage electrical consumption, or if Tenant's electrical design requires low voltage or high voltage circuits in excess of Tenant's share of the Building Standard circuits, Landlord will (at Tenant's expense) install one (1) additional high voltage panel and/or one (1) additional low voltage panel with associated transformer, space for which has been provided in the base building electrical closets based on a maximum of two (2) such additional panels per floor for all tenants on the floor (which additional panels and transformers shall be hereinafter referred to as the "additional electrical equipment"). If the additional electrical equipment is installed because Tenant's low or high voltage rated electrical design load exceeds the applicable Building Standard rated electrical design load, then a submeter shall also be added (at Tenant's expense) to measure the electricity used through the additional electrical equipment.

     The design and installation of any additional electrical equipment (or any related submeter) required by Tenant shall be subject to the prior approval of Landlord (which approval shall not be unreasonably withheld). All expenses incurred by Landlord in connection with the review and approval of any additional electrical equipment shall also be reimbursed to Landlord by Tenant. Tenant shall also pay on demand the actual submetered cost of electricity consumed through the additional electrical equipment (if applicable), plus any actual accounting expenses incurred by Landlord in connection with the submetering thereof.

     If any of Tenant's electrical equipment requires conditioned air in excess of Building Standard air conditioning, the same shall be installed by Tenant as part of Tenant's initial leasehold improvements (except for any electrical equipment associated with alterations, additions and modifications to the Premises which shall be governed by Section 5.01 hereof), and Tenant shall pay all design, installation, metering and Operating Expenses relating thereto.

     If Tenant requires that certain areas within Tenant's demised premises must operate in excess of the normal Building Operating Hours (as defined in Exhibit
                                                                        -------
E attached hereto), the electrical service to such areas shall be separately
-
circuited and submetered such that Tenant shall be billed the costs associated with electricity consumed during hours other than Building Operating Hours; provided, however, that Landlord will not charge Tenant for after-hours electrical service based on routine, overtime work by individual employees and not as part of a formal "second" shift.

     (g) All Building Standard fluorescent bulb replacement in all areas and all incandescent bulb replacement in the common areas.

     (h) Non-exclusive multiple cab passenger service to the Premises during Building Operating Hours (as defined in Exhibit E) through not less than four
                                        ---------
(4) cabs and at least one (1) cab passenger service to the Premises twenty-four
(24) hours per day and non-exclusive freight elevator service during Building Operating Hours (all subject to temporary cessation for ordinary repair and maintenance and during times when life safety systems override normal building operating systems, but Landlord shall not take more than one (1) cab per elevator bank out of service at any one time during Building Operating Hours for routine maintenance) with such freight elevator service available at other times upon reasonable prior notice and the payment by

Tenant to Landlord of any additional expense actually incurred by Landlord in connection therewith.

     To the extent the services described in subsections 3.01(a), (b), (c), (f) and (h) above require electricity and water supplied by public utilities, Landlord's covenants thereunder shall only impose on Landlord the obligation to use its good faith, reasonable efforts to cause the applicable public utilities to furnish the same. Failure by Landlord to furnish the services described in this Section 3.01, or any cessation thereof, shall not render Landlord liable for damages to either person or property, nor be construed as an eviction of Tenant, nor work an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof, except as expressly provided in the paragraph below.

     Notwithstanding anything to the contrary contained in this lease, if Tenant cannot reasonably use all or any portion of the Premises for Tenant's intended business operations by reason of any interruption in the services to be provided by Landlord pursuant to subparagraphs (a), (b), (c), (f) and (h) above (and Tenant does not in fact use such portion of the Premises) and such condition exists for three (3) or more consecutive business days or five (5) or more business days within any thirty (30) day period, then Tenant's Base Rental, Tenant's Forecast Additional Rental and Tenant's Additional Rental shall be equitably abated thereafter for that portion of the Premises that Tenant is unable to use for Tenant's intended business operations until such service is restored to the Premises. Tenant shall not, however, be entitled to any abatement of rent if the interruption or abatement in service or the failure by Landlord to furnish such service is the result of force majeure or is the result of an interruption or abatement in service of a public utility (an "Unavoidable Interruption"), except if and to the extent Landlord's loss of such rents with respect to the Unavoidable Interruption is reimbursed by Landlord's insurance (or would have been reimbursed had Landlord carried rental loss insurance required by this lease). By way of example only, there shall be no abatement of rent if Landlord is unable to furnish water or electricity to the Premises if no water or electricity is then being made available to the Building by the supplying utility company or municipality, unless Landlord's loss of rents with respect to such Unavailable Interruption is or would have been reimbursed by Landlord's insurance as described in the previous sentence. At the time of the loss of service, Tenant must give written notice promptly to Landlord of the loss of service and its claim for abatement and Tenant only shall be entitled to abatement of Base Rental, Tenant's Forecast Additional Rental and Tenant's Additional Rental in proportion to the area rendered unusable. Landlord may prevent or stop abatement by providing substantially the same service in similar quality and quantity by temporary or alternative means until the cause of the loss of service can be corrected. If any such interruption in services, renders all or substantially all of the Premises unusable for one hundred twenty (120) or more consecutive days (and Tenant does not, in fact, use all or such portion of the Premises) then such interruption of service shall constitute a Major Casualty (as that term is defined in Section 6.03(b)) and Landlord and Tenant shall have all rights set forth in Section 6.03 at any time prior to the restoration of such services by Landlord. Notwithstanding the foregoing, Landlord shall only have the rights set forth in Section 6.03(b) if the event was an Unavoidable Interruption. Otherwise, Landlord shall not have the rights set forth in such section. Tenant shall not be entitled to the rent abatement and termination rights set forth above if the service interruption is caused by the act of omission of Tenant, its agents or employees.

     Section 3.02  Keys and Locks. Landlord shall furnish Tenant with keys for
                   --------------
each of Tenant's employees for each Building Standard lockset on code required doors entering the Premises from public areas as well as access cards for each of Tenant's employees for access to the Building. Replacement keys and access cards will be furnished by Landlord upon an order signed by Tenant and at Tenant's expense (which will be Landlord's actual cost). All such keys shall remain the property of Landlord. No additional locks shall be allowed on any door of the Premises without Landlord's permission, and Tenant shall not make or permit to be made any duplicate keys. Tenant shall, however, have the right to install card key access systems for the Premises so long as Tenant furnishes to Landlord at all times a master access card to all of the Premises, except to Secure Areas (as defined below). Landlord shall cooperate with Tenant, at no cost to Landlord, to ensure Tenant's access system(s) is compatible with the access system for the Building. Upon termination of this lease, Tenant shall surrender to Landlord all access cards and keys to any locks on doors entering or within the Premises, and give to Landlord the explanation of the combination of all locks for safes, safe cabinets and vault doors, if any, in the Premises.

     Section 3.03  Graphics, Building Directory and Name. Landlord shall provide
                   -------------------------------------
and install strips (based on the ratio that the rentable area of the Premises bears to the total rentable area of the Building) containing a listing of Tenant's name and such other information as Tenant shall reasonably require on the Building directory board to be placed in the main lobby of the Building. All such letters and numerals shall be in the Building Standard graphics. Tenant agrees that Landlord shall not be liable for any inconvenience or damage occurring as a result of any error or omission in any directory or graphics. Landlord hereby agrees that Tenant may install as part of its initial leasehold improvements (and as part of the improvements for any expansion space), signs in the elevator lobbies of full floors occupied by Tenant and adjacent to (or on the door of) the entrances to the Premises which signs shall be limited to identifying the name of Tenant. Such signs shall be of the size, materials and graphics and shall be located as shown on Exhibit L. No other signs, numerals,
                                          ---------
letters or other graphics shall be used or permitted on the exterior of, or may be visible from outside, the Premises, unless approved in writing by Landlord, which approval will not be unreasonably withheld, conditioned or delayed.

     Section 3.04  Parking. Subject to compliance with all reasonable rules and
                   -------
regulations imposed by Landlord with respect to access to and use of the Parking Facility, Tenant's occupancy shall include the use of four (4) parking spaces per 1,000 rentable square feet of space then leased to Tenant pursuant to the terms of this lease including, without limitation, any space added to the Premises pursuant to Tenant's expansion rights and rights of first offer set forth in Exhibit H attached hereto (rounded to the nearest whole space). Tenant
         ---------
will be issued access cards in the amount of one hundred ten percent (110%) of the number of its permitted spaces allocated to Tenant under this paragraph so long as Tenant is not using in excess of the permitted number spaces. In the event that Tenant uses more than its allocated spaces set forth above, Landlord shall have the right to revoke the excess number of access cards and Tenant shall promptly surrender the same to Landlord in the event that Tenant does not cure such overuse within ten (10) days after written notice to Tenant by Landlord (notwithstanding the foregoing, Landlord shall only be obligated to notify Tenant of such default twice in any twelve (12) month period; thereafter, Landlord shall have the right to immediately revoke Tenant's excess number of access cards). Each access card constitutes a nonexclusive license to park one
(1) designated
automobile on a non-reserved basis in a non-reserved parking space in the Parking Facility. All parking spaces in the Parking Facility shall be used in common with other tenants, invitees and visitors of the Building. Landlord will provide an adequate number of marked visitor spaces convenient to the Building entrance. Landlord will use reasonable efforts to prevent tenants' employees from parking in the visitor spaces. Landlord shall have the right to control access to the Parking Facility, remove improperly parked automobiles and require that the designated automobile display decals or other evidence of its right to use the Parking Facility. Landlord may designate an independent contractor to operate the Parking Facility, by lease or otherwise, which will have the right to exercise Landlord's rights hereunder, and Landlord shall have no liability whatsoever for the acts or omissions of such contractor. Landlord shall have the right, but not the duty, to assign parking spaces to tenants of the Building. If Landlord elects to assign spaces, Tenant will be entitled to its pro rata share and Landlord and Tenant shall agree as to the location of such assigned spaces.

                                  ARTICLE IV
                                  ----------

     Section 4.01  Care of Premises. Tenant shall not commit or allow to be
                   ----------------
committed by Tenant's employees, agents or contractors, any waste or damage to any portion of the Premises, the Project or Perimeter Summit. Upon the expiration or any earlier termination of this lease, Tenant shall surrender the Premises to Landlord in as good condition as existed on the date of possession by Tenant, ordinary wear and tear, damage by casualty or condemnation and conditions which are Landlord's obligation to repair excepted. Upon such expiration or termination of this lease, Landlord shall have the right to re-enter and resume possession of the Premises immediately.

     Section 4.02  Entry for Repairs and Inspection. Upon at least twenty-four
                   --------------------------------
(24) hours prior notice (except in connection with daily janitorial services and routine maintenance and except in emergencies), Tenant shall permit Landlord and its contractors, agents or representatives to enter into and upon any part of the Premises (other than Secure Areas, as described below) during reasonable hours to inspect or clean the same, or make repairs, alterations or additions thereto. Tenant shall have the right to have an employee of Tenant accompany Landlord except in connection with daily janitorial services and routine maintenance and except in emergencies. In addition, upon at least 24 hours prior written notice to Tenant, Landlord may enter the Premises (other than the Secured Areas) for the purpose of showing the same to prospective tenants (but only during the last year of the term of this lease) or purchasers and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof. Landlord shall use its reasonable efforts not to interfere materially with the operation of Tenant's business during any such entry. Tenant shall have the right to designate certain areas ("Secure Areas") to which Landlord shall have no right of access except (i) as permitted by Tenant in its sole discretion with the accompaniment of a employee of Tenant at all times, or (ii) as necessary in connection with a health or safety emergency. Landlord will not be obligated to provide janitorial or repair services to the Secure Areas unless Tenant allows Landlord to gain the necessary access.

     Section 4.03 Nuisance. Tenant shall conduct its business and shall use reasonable efforts to control its agents, employees, invitees, contractors and visitors in such a manner as not to create any substantial, unreasonable nuisance, or substantially interfere with, annoy or disturb any other tenant or Landlord in its operation of the Project.

     Section 4.04  Laws and Regulations; Rules of Building. Tenant shall comply
                   ---------------------------------------
with, and Tenant shall use all reasonable efforts to cause its employees, contractors, agents, invitees and visitors to comply with all laws, ordinances, orders, rules and regulations of all state, federal, municipal and other governmental or judicial agencies or bodies relating to the use, condition or occupancy of the Premises and the rules of the Building reasonably adopted and altered by Landlord from time to time for the safety, care and cleanliness of the Premises and Building, subject to the limitations set forth in the last sentence of this Section 4.04. The initial rules of the Building are attached hereto and incorporated herein as Exhibit F. Landlord shall employ its good
                                  ---------
faith efforts to apply such rules in a consistent and even-handed manner as to all tenants of the Building. Landlord agrees that such rules and regulations shall be designed to cause the Building to be operated as a first-class office building. Landlord may make reasonable additions to and amendments of such rules and regulations so long as Tenant's use and enjoyment of, or access to, the Premises is not materially, adversely affected.

     Section 4.05  Legal Use and Violations of Insurance Coverage. Except as
                   ----------------------------------------------
provided in Section 1.03 above, Tenant shall not occupy or use the Premises, or permit any portion of the Premises to be occupied or used, for any business or purpose which is unlawful or deemed to be hazardous in any manner, or permit anything to be done which would in any way increase the rate of fire, liability, or any other insurance coverage on the Project or its contents.

     Section 4.06  Compliance with Legal Requirements.
                   ----------------------------------

     (a) As used in this lease, "Legal Requirements" shall mean any applicable law, statute, ordinance, order, rule, regulation, decree or requirement of a Governmental Authority, and "Governmental Authority" shall mean the United States, the state, county, city and political subdivisions in which the Project is located or which exercises jurisdiction over the Project, and any agency, department, commission, board, bureau or instrumentality of any of them which exercises jurisdiction over the Project. Tenant shall comply with (and shall indemnify Landlord for Tenant's failure to comply with), and shall use all reasonable efforts to cause its employees, contractors and agents to comply with, and shall use diligent efforts to cause its customers, visitors and invitees to comply with, all Legal Requirements relating to the use, condition or occupancy of the Premises (including, without limitation, the Americans with Disabilities Act ("ADA"), all Legal Requirements applicable to Tenant's business and operations in the Premises and all orders and requirements imposed by any Health Officer, Fire Marshall, Building Inspector or other Governmental Authority). Notwithstanding the foregoing, Landlord shall be obligated to deliver the Base Building Condition (as described in Exhibit C) to Tenant in
                                                     ---------
compliance with all Legal Requirements, and Landlord shall be obligated, at Landlord's sole expense, to remedy any violations of Legal Requirements in the Base Building Condition including, without limitation, the ADA, that exist at the time the Premises are delivered to Tenant. Tenant shall be obligated to construct its initial leasehold improvements in accordance with all applicable laws, including ADA, After the Commencement Date, Tenant shall only be required to make interior, non-structural alterations or improvements to the Premises to comply with Legal Requirements. If any such alterations or improvements are structural in nature or affect Building systems, Landlord shall be obligated to comply with such Legal Requirements, at

Landlord's expense, subject to Landlord's right to include the cost thereof in Operating Expenses if and to the extent permitted by the terms of this lease.

     (b) Without limiting the provisions of the foregoing, Tenant shall comply with all applicable Legal Requirements regarding the environment (the "Environmental Laws"), including without limitation the application for and maintenance of all required permits, if any, the submittal of all notices and reports, if any, proper labeling, training and record keeping, and timely and appropriate response to any Release (defined below) or other discharge of a substance under Environmental Laws. In no way limiting the generality of the foregoing, Tenant shall not cause or permit the use, generation, storage, Release or disposal in or about the Premises or the Project of any substances, materials or wastes subject to regulation under Legal Requirements from time to time in effect concerning hazardous, toxic or radioactive materials (collectively, the "Hazardous Materials"), unless Tenant shall have received Landlord's prior written consent, which consent Landlord may withhold or revoke at any time in its sole discretion; provided, however, nothing herein shall be deemed to prohibit Tenant's use of cleaning materials and office supplies that may be considered Hazardous Materials in the ordinary course of Tenant's business if such items are used in strict compliance with all applicable Legal Requirements. Additionally, Tenant shall not permit to be present upon the Premises, or contained in any transformers or other equipment thereon, any PCB's. "PCB" means any oil or other substance containing polychlorinated biphenyl (as defined in 40 CFR 761.3). Tenant shall not permit any asbestos, or any structures, fixtures, equipment or other objects or materials containing asbestos on the Premises. Tenant shall immediately notify Landlord of the presence of any Reportable Quantity (defined below) of a Hazardous Material on or about the Premises. As used in this lease, "Reportable Quantity" shall mean that amount defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Federal Water Pollution Control Act, as amended, pertinent regulations thereunder or other relevant Environmental Laws.

Landlord shall comply with all Environmental Laws with respect to its operation of the Project. Landlord shall not cause or knowingly permit the use, generation, storage, Release, disposal in or about the Project, or any portion thereof, of any Hazardous Materials. Landlord shall not permit the use of any Hazardous Materials including, without limitation, asbestos, in the construction of any portion of the Project; provided, however, nothing herein shall be deemed to prohibit Landlord's use of ordinary construction materials, cleaning materials or other such supplies that may be considered Hazardous Materials in the ordinary course of the construction of the Project or the operation of the Project, if such items are used in strict compliance with all applicable Legal Requirements.

     (c) Tenant shall indemnify, protect, defend (with counsel reasonably approved by Landlord) and hold Landlord, and the directors, officer, shareholders, employees and agents of Landlord, harmless from any and all obligations, claims, administrative proceedings, judgments, damages, fines, costs, and liabilities, including reasonable attorneys' fees (collectively, the "Environmental Costs") that arise directly or indirectly from Tenant's violation of the covenants set forth in Section 4.06(b) above and Tenant shall promptly reimburse Landlord for all such Environmental Costs incurred by Landlord. Landlord shall indemnify, protect, defend (with counsel reasonably approved by Tenant) and hold Tenant, and the directors, officer, shareholders, employees and agents of Tenant, harmless from any and all Environmental Costs that arise directly or indirectly from Landlord's violation of the covenants set forth in Section 4.06(b) above and Landlord shall promptly reimburse Tenant for all such Environmental Costs incurred by Tenant. As used in this lease, "Release" shall mean spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the environment (including the abandonment or discarding of barrels, containers and other closed receptacles). Without limiting the generality of the foregoing, there shall be included in Environmental Costs, capital, operating, and maintenance costs incurred in connection with any investigation or monitoring of site conditions, any clean up, containment, remedial, removal or restoration work required or performed by any federal, state or local governmental agency or political subdivision or performed by any nongovernmental entity or person.

     Section 4.07  Electronic Requirements.
                   -----------------------

     (a) Tenant may, in a matter consistent with the provisions and requirements of this lease, install, maintain, replace, remove or use any communications or computer or other electronic service wires, cables and related devices (collectively, the "Lines") at the Building in or serving the Premises, provided: (i) Tenant shall obtain Landlord's prior written consent, which consent may be conditioned as reasonably required by Landlord, (ii) if Tenant at any time uses any equipment that may create an electromagnetic field exceeding the normal insulation ratings of ordinary twisted pair riser cable or may cause radiation higher than normal background radiation, the Lines therefor (including riser cables) shall be appropriately insulated to prevent such excessive electromagnetic fields or radiation, and (iii) Tenant shall pay all costs in connection therewith. Landlord reserves the right to require that Tenant remove any Lines which are installed in violation of these provisions. Tenant shall not, without the prior written consent of Landlord in each instance, grant to any third party a security interest or lien in or on the Lines, and any such security interest or lien granted without Landlord's written consent shall be null and void.

     (b) As used herein "Electronic Services Provider" means a business which provides telephone, telegraph, telex, video, other telecommunications or other services which permit Tenant to receive or transmit information by the use of electronics and which require the use of wires, cables, antennas or similar devices in or on the Building. The services of Electronic Services Providers are sometimes referred to herein as "Electronic Services."

     (c) Landlord shall have no obligation (i) to install any Electronic Services equipment or facilities, (ii) to make available to Tenant the services of any particular Electronic Services Provider, (iii) to allow any particular Electronic Services Provider access to the Building, or (iv) to continue to grant access to an Electronic Services Provider once such provider has been given access to the Building. Landlord may (but shall not have the obligation to): (x) install new Lines at the property, (y) create additional space for Lines at the property, and (z) adopt reasonable and uniform rules and regulations with respect to the Lines.

     (d) Tenant acknowledges and agrees that all Electronic Services desired by Tenant shall be ordered and utilized at the sole expense of Tenant. Unless Landlord otherwise requests or consents in writing, all of Tenant's Electronic Services equipment shall be and remain solely in the Tenant's Premises and the telephone closet(s) on the floor(s) on which Tenant's Premises is located, in accordance with rules and regulations adopted by Landlord from time to time. Unless otherwise specifically agreed to in writing, Landlord shall have no responsibility for the maintenance of Tenant's Electronic Services equipment, including Lines, nor for any Lines or other infrastructure to which Tenant's Electronic Services equipment may be connected. Tenant agrees that, to the extent any Electronic Services are interrupted, curtailed or discontinued, Landlord shall have no obligation or liability with respect thereto and it shall be the sole obligation of Tenant at its own expense to obtain substitute service. Except to the extent arising from the intentional or grossly negligent acts of Landlord or Landlord's agents or employees, Landlord shall have no liability for damages arising from, and Landlord does not warrant that Tenant's use of any Lines will be free from the following (collectively, the "Line Problems"): (i) any eavesdropping or wire-tapping by unauthorized parties, (ii) any failure of any Lines to satisfy Tenant's requirements, or (iii) any shortages, failures, variations, interruptions, disconnections, loss or damage caused by the installation, maintenance, replacement, use or removal of Lines by or for other tenants or occupants at the property. Under no circumstances shall any Line Problems be deemed an actual or constructive eviction of Tenant, render Landlord liable to Tenant for abatement of Rent, or relieve Tenant from performance of Tenant's obligations under this lease. Landlord in no event shall be liable for damages by reason of loss or profits, business interruption or other consequential damage arising from any Line Problems.

     (e) So long as Landlord does not materially interfere with the conduct of Tenant's business in the Premises (except in the case of an emergency), Landlord shall have the right, upon reasonable prior notice to Tenant, to interrupt or turn off Electronic Services facilities in the event of emergency or as necessary in connection with maintenance, repairs or construction at the Building or installation of Electronic Services equipment for other tenants in the Building or on account of violation by the Electronic Services Provider or owner of the Electronic Services equipment of any obligation to Landlord or in the event that Tenant's use of the Electronic Services infrastructure of the Building materially interferes with the Electronic Services of other tenants in the Building.

     (f) Any and all Electronic Services equipment installed in the Tenant's Premises or elsewhere in the Building by or on behalf of Tenant, including Lines, or other facilities for Electronic Services reception or transmittal, shall be removed prior to the expiration or earlier termination of the lease term, by Tenant at its sole cost or, at Landlord's election, by Landlord at Tenant's sole cost, with cost thereof to be paid as additional rent. Landlord shall have the right, however, upon written notice to Tenant given no later than thirty (30) days prior to the expiration or earlier termination of the lease term (except that the notice period shall extend to thirty (30) days beyond the date of termination of the lease if it is terminated by either party due to a default by the other), to require Tenant to abandon and leave in place, without additional payment to Tenant or credit against rent, any and all Electronic Services, Lines and related infrastructure, or selected components thereof, whether located in the Tenant's Premises or elsewhere in the Building.

     (g) In the event that Tenant wishes at any time to utilize the services of an Electronic Services Provider whose equipment is not then servicing the Building, no such Electronic Services Provider shall be permitted to install its Lines or other equipment within the Building without first securing the prior written approval of Landlord. Landlord's approval shall not be deemed any kind of warranty or representation by Landlord, including, without limitation, any warranty or representation as to the suitability, competence, or financial strength of the Electronic Services Provider. Without limitation of the foregoing standard, unless all of the following conditions are satisfied to Landlord's satisfaction, it shall be reasonable for Landlord to refuse to give its approval: (i) Landlord shall incur no current expense or risk or future expense whatsoever with respect to any aspect of the Electronic Services Provider's provision of its Electronic Services, including without limitation, the costs of installation, materials and services; (ii) prior to commencement of any work in or about the Building by the Electronic Services Provider, the Electronic Services Provider shall supply Landlord with such written indemnities, insurance, financial statements, and such other items as Landlord reasonably determines to be necessary to project its financial interests and the interests of the Building relating to the proposed activities of the Electronic Services Provider; (iii) the Electronic Services Provider agrees to abide by such rules and regulations, Building and other codes, job site rules and such other requirements as are reasonably determined by Landlord to be necessary to protect the interests of the Building, the Tenants in the Building and Landlord, in the same or similar manner as Landlord has the right to protect itself and the Building with respect to proposed alterations as described in Article IX of this lease; (iv) Landlord reasonably determines that, considering other potential uses for space in the Building, there is sufficient space in the Building for the placement of all of the Electronic Services Provider's equipment, conduit, Lines and other materials; (v) the Electronic Services Provider agrees to abide by Landlord's requirements, if any, that the Electronic Services Provider use existing Building conduits and pipes or use Building contractors (or other contractors approved by Landlord); (vi) Landlord in good faith, to reasonably compensate it for space used in the Building for the storage and maintenance of the Electronic Services Provider's equipment, for the fair market value of the Electronic Services Provider's access to the Building, for the use of common or core space within the Building and the costs which may reasonably be expected to be incurred by Landlord; (vii) the Electronic Services Provider agrees to deliver to Landlord detailed "as built" plans immediately after the installation of the Electronic Services Provider's equipment is complete; and (vii) all of the foregoing matters are documented in a written license agreement between Landlord and the Electronic Services Provider, the form and content of which is reasonably satisfactory to Landlord.

     (h) Notwithstanding any provision of the proceeding paragraphs to the contrary, the refusal of Landlord to grant its approval to any prospective Electronic Services Provider shall not be deemed a default or breach by Landlord of its obligation under this lease unless and until Landlord is adjudicated to have acted recklessly or maliciously with respect to Tenant's request for approval, and in that event, Tenant shall still have no right to terminate the lease or claim an entitlement to rent abatement, but may as Tenant's sole and exclusive recourse seek a judicial order of specific performance compelling Landlord to grant its approval as to the prospective provider in question. The provisions of this paragraph may be enforced solely by Tenant and Landlord, are not for the benefit of any other party, and specifically but without limitation, no telephone or other Electronic Services Provider shall be deemed a third party beneficiary of this lease.

     (i) Tenant shall not utilize any wireless Electronic Services equipment (other than usual and customary cellular telephones), including antennae and satellite receiver dishes, within the Tenant's Premises, within the Building or attached to the outside walls or roof of the

Building, without Landlord's prior written consent. Such consent may be conditioned in such a manner so as to protect Landlord's financial interests and the interests of the Building, and the other tenants therein, in a manner similar to the arrangements described in the immediately preceding paragraphs.

     (j) Notwithstanding anything in this Section 4.07 to the contrary, Landlord hereby agrees that (i) Tenant shall have the right to designate one (1) Electronic Service Provider who shall be given reasonable access to the Building and the Premises for its Lines (provided, however, Tenant agrees that the Electronic Service Provider non-Line equipment shall be located in telephone closet(s) on Tenant floors), and (ii) so long as such Electronic Service Provider does not provide Electronic Services to any other tenant in the Building and does not require any additional areas in the Building for providing Electronic Services then Landlord shall not charge any fee to such Electronic Service Provider for its Lines serving Tenant and the Premises.

                                   ARTICLE V
                                   ---------

     Section 5.01  Leasehold Improvements.
                   ----------------------

     (a)  Tenant hereby agrees that the provisions of Exhibit D shall govern the
                                                      ---------
construction of Tenant's initial leasehold improvements.

     (b) Landlord hereby agrees to construct the Project in a commercially reasonable and diligent manner substantially in accordance with the Building Plans (as that term is defined in Exhibit D).
                                  ---------

          In the event that the construction of the Project has not achieved any one or more of the milestone events (a "Milestone Event") by the milestone date (all as shown on Exhibit K) (a "Milestone Date"), subject to force majeure
                 ---------
(subject, however, to the limitation described below), then Tenant shall have the right to terminate this lease by written notice to Landlord. Such termination right shall be exercised, if at all, by Tenant by written notice to Landlord within fifteen (15) days after the applicable Milestone Date. In the event that Tenant terminates this lease pursuant to the terms of this subparagraph (b), then Landlord shall pay to Tenant, within 10 days after Landlord's receipt of Tenant's termination notice, the applicable termination fee which corresponds to the particular Milestone Event, all as shown on Exhibit
                                                                         -------
K.
-

          In the event that the Landlord Floor Delivery Date has not occurred on or before December 15, 2000 (the "Drop Dead Date"), then Tenant shall have the right to terminate this lease by notice to Landlord at any time after the Drop Dead Date. The Drop Dead Date is not subject to postponement due to force majeure. In the event that Tenant terminates this lease pursuant to the terms of this paragraph then Landlord shall pay to Tenant, within 10 days after Landlord's receipt of Tenant's termination notice, a termination fee of $500,000.00.

          In the event that Tenant terminates this lease pursuant to the terms of this subparagraph (b), Tenant then shall be immediately released from any further obligations and liabilities under this lease and if and to the extent Landlord has complied with Landlord's covenant set forth in first grammatical paragraph of this subparagraph (b) then upon payment by Landlord to Tenant of the applicable termination fee, Landlord shall be released from all such liabilities and obligations under this lease and Landlord shall not be liable to Tenant for any further claims, causes of actions, damages or expenses relating to this lease and the nonperformance of Landlord's obligations hereunder.

          In the event the Landlord Floor Delivery Date does not occur on or before the Drop Dead Date and Tenant elects not to terminate this lease as provided above, then Tenant shall be entitled to a rental abatement equal to the Holdover Premium (as defined below) for each day that elapses between the Drop Dead Date and the actual Landlord Floor Delivery Date (which rental abatement shall commence upon the actual Commencement Date with respect to the lease and shall be offset against the first Base Rental and Tenant's Forecast Additional Rental due under this lease until fully utilized by Tenant). The Holdover Premium shall mean (i) any increases in rent and operating expenses incurred by and paid by Tenant during any period after April 1, 2001 under that certain lease dated October 23, 1989, last revised by Tenth Amendment dated June 16, 1999, with respect to certain office premises in the Terraces Building(s) (the "Existing Premises"), Atlanta, Georgia (the "Existing Lease"), in excess of rent and operating expenses incurred by and paid by Tenant for the month of December, 2000, with respect to the Existing Lease and, or (ii) if and to the extent that Tenant is dispossessed from or is otherwise forced to relocate from the Existing Premises, then all reasonable out-of-pocket expenses incurred by Tenant in relocating to another facility or facilities, plus the difference between the rent and operating expenses incurred and paid by Tenant at such new location(s) and the rent and operating expenses incurred and paid by Tenant for the month of December, 2000, with respect to the Existing Lease. Landlord acknowledges that the Holdover Premium incurred by Tenant under the Existing Lease may not be calculated under the Existing Lease on a day-for-day basis but rather Tenant may be liable under the Existing Lease for a Holdover Premium which accrues under the Existing Lease on a monthly basis. The Holdover Premium shall not exceed $2,000,000 in the aggregate. In consideration of the rent abatement under this lease equal to the Holdover Premium, Tenant hereby agrees that (a) Tenant shall not amend or modify the Existing Lease or consent to or approve any amendment or modification to the Existing Lease relating to the expiration thereof or rent to be paid by Tenant after April 1, 2000, without the prior written consent of Landlord which consent shall not be unreasonably withheld, conditioned or delayed, and (b) Tenant shall use commercially reasonable efforts to minimize the Holdover Premium; provided, however, neither of the foregoing covenants shall require Tenant to relocate from the Existing Premises to another facility. In the event that Tenant receives such an abatement of rent pursuant to the foregoing terms, the term of this lease shall be extended one (1) day for each day of total rent abatement Tenant receives such that Tenant shall pay fifteen
(15) years of all rent due hereunder.

          Solely for purposes of this subparagraph (b) of Section 5.01, delays in Landlord's performance due to force majeure shall be limited to a maximum of sixty (60) days. In the event of the occurrence of force majeure which force majeure delays Landlord's completion of a Milestone Event, Landlord shall promptly notify Tenant in writing of such occurrence and shall state the affected event, the nature of the force majeure occurrence, the number of days Landlord's performance is delayed, and the new, modified Milestone Date for such Milestone Event.

     (c) Except for Permitted Alterations (as defined below), Tenant shall not make or allow to be made any improvements, alterations or physical additions in or to the Premises, or place safes, vaults or other heavy furniture or equipment within the Premises, without first obtaining the written consent of Landlord which consent shall not be unreasonably withheld so long as said alterations are not unsightly from outside the Premises. Tenant shall deliver to Landlord a copy of the "as-built" plans and specifications for all alterations or physical additions so made in or to the Premises. Notwithstanding the foregoing, Tenant shall have the right to make non-structural, non-MEP (mechanical, electrical, plumbing) alterations (including painting and carpeting) without the consent of Landlord ("Permitted Alterations"), so long as (i) Tenant notifies Landlord in writing of its intention to do such work at least ten (10) days prior to the initiation of such work, (ii) Tenant provides to Landlord a copy of plans and specifications for such work, a construction schedule and a list of contractors and subcontractors,
(iii) such alterations do not cause excessive loads on the Building and its systems and are not visible from the exterior of the Premises, and (iv) Tenant obtains and furnishes to Landlord any required building permits and certificates of occupancy. Subject to Landlord's reasonable prior approval of such improvements as part of Tenant's Construction Documents, Landlord hereby acknowledges and agrees that Tenant shall be entitled to make improvements to the portion of the Building fire stairways that connect any floors occupied solely by Tenant. Such improvements may include, without limitation, paint, wallcoverings, carpeting or other floor covering, decorative railing, upgraded lighting and upgraded ceilings. Any and all such improvements shall be subject to compliance with applicable Building code requirements.

     (d) Approval by Landlord of any of Tenant's drawings and plans and specifications prepared in connection with any alterations, improvements, modifications or additions to the Premises or the Project shall not constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or alterations, improvements, modifications or additions to which they relate, for any use, purpose or conditions, but such approval shall merely be the consent of Landlord as required hereunder. Any and all furnishing, equipping and improving of or other alteration and addition to the Premises shall be: (i) made at Tenant's sole cost, risk and expense; (ii) performed in a good and workmanlike manner with labor and materials of such quality reasonably customary for first-class office buildings; (iii) constructed in accordance with all plans and specifications approved in writing by Landlord prior to the commencement of any such work (except for Permitted Alterations);
(iv) prosecuted diligently and continuously to completion so as to minimize any interference with the normal business operations of other tenants in the Building, the performance of Landlord's obligations under this lease or any mortgage or ground lease covering or affecting all or any part of the Building or the Land and any work being done by contractors engaged by Landlord with respect to or in connection with the Building; (v) performed by contractors approved in writing by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed; and (vi) Tenant shall obtain and furnish Landlord with a copy of the DeKalb County building permit and certificate of occupancy if required for any such improvement. Tenant shall have no (and hereby waives all) rights to payment or compensation for any such item. Tenant shall notify Landlord upon completion of such alterations, improvements, modifications or additions and Landlord shall inspect same for workmanship and compliance with the approved plans and specifications. Tenant and its contractors shall comply with all reasonable requirements Landlord may impose on Tenant or its contractors with respect to such work (including but not limited to, insurance, indemnity and bonding requirements), and shall deliver to Landlord a complete copy of the "as-built" or final plans and specifications for all alterations or physical additions so made in or to the Premises (except for Permitted Alterations) within thirty (30) days of completing the work.

     (e) All alterations, physical additions, modifications or improvements in or to the Premises (including fixtures) shall, when made, become the property of Landlord and shall be surrendered to Landlord upon termination or expiration of this lease or termination of Tenant's right to occupy the Premises, whether by lapse of time or otherwise, without any payment, reimbursement or compensation therefor; provided, however, that (i) Tenant shall retain title to and shall remove from the Premises movable equipment or furniture owned by Tenant and (ii) Tenant repairs any damage caused thereby. Notwithstanding any of the foregoing to the contrary, Landlord shall have the right to require Tenant to remove any fixtures or leasehold improvements, alterations, additions or improvements including, without limitation, Tenant's initial improvements to the Premises which are of a type not customary for normal office buildout (e.g., raised flooring, safes or vaults, dining rooms) including, without limitation, any cabling located outside of the Premises which shall include any cabling in the Building risers, chase, or between floors; provided, however, Landlord may only require such removal upon expiration or earlier termination of this lease if Landlord notified Tenant at the time Landlord approved Tenant's plans that removal would be required. Landlord shall not have the right to require Tenant to remove standard office cabling or other computer or communication wiring that is located solely in the Premises. If Tenant does not remove such alterations, additions or improvements which Landlord is entitled to and requires Tenant to remove, Landlord has the right to remove the same at Tenant's sole cost and expense.

     (f) Tenant shall indemnify and hold Landlord harmless from and against all costs (including reasonable attorneys' fees and costs of suit), losses, liabilities, or causes of action arising out of or relating to any alterations, additions or improvements made by Tenant to the Premises, including, but not limited to, any mechanics' or materialmen's liens asserted in connection therewith.

     (g) Tenant shall have no power to act or make any contract that may create or be the foundation for any lien, mortgage or other encumbrance upon the reversion or other estate of Landlord, the Project or the Premises. Should any mechanic's or other liens, however, be filed against any portion of the Project by reason of Tenant's acts or omissions or because of a claim against Tenant, Tenant shall cause the same to be cancelled or discharged of record by bond or otherwise within thirty (30) days after notice by Landlord. If Tenant shall fail to cancel or discharge said lien or liens by bonding in accordance with Georgia law, within said thirty (30)-day period, Landlord may, at its sole option, cancel or discharge the same and upon Landlord's demand, Tenant shall promptly reimburse Landlord for all reasonable costs incurred in canceling or discharging such liens.

     Section 5.02  Repairs by Landlord. Subject to inclusion of the costs in
                   -------------------
Operating Expenses (to the extent permitted by Article II above), Landlord shall maintain in good order and repair, subject to normal wear and tear and damage by casualty or condemnation, the roof, foundation, all structural portions (wherever located) of the Building, the exterior walls of the Building (including glass), the Building mechanical, electrical, plumbing and HVAC systems, the Parking Facility, all driveways and accessways within the Project, and all driveways, accessways and landscaped in Perimeter Summit which are owned or controlled by Landlord or its affiliates which are reasonably necessary for access from any and all public streets to the Project. Notwithstanding the foregoing obligation, the cost of any repairs for maintenance to the foregoing necessitated by the intentional acts or negligence of Tenant, its agents or employees, cost of which is not covered by insurance of the type required to be carried by Landlord under this lease, shall be borne solely by Tenant and Tenant shall promptly reimburse Landlord for Landlord's Cost relating to such repair or maintenance.

     Section 5.03  Repairs by Tenant. Subject to Landlord's obligations in
                   ----------------
Section 5.02, Tenant shall at its own cost and expense, keep the Premises and all leasehold improvements in a condition similar to the condition as of the Commencement Date, normal wear and tear and damage by casualty or condemnation excepted. If Tenant fails to commence any such repairs to the Premises and leasehold improvements within ten (10) business days after written notice from Landlord to Tenant and thereafter diligently proceed with such repair work until completion, Landlord may, at its option, make such repairs or any replacements deemed necessary by Landlord, and Tenant shall pay to Landlord on demand Landlord's cost with respect to such repairs by Landlord.

     Section 5.04  American with Disabilities Act of 1990. So long as Landlord
                   --------------------------------------
delivers the Base Building Condition of the Premises to Tenant in compliance with all applicable rules, regulations, laws and ordinances, Tenant hereby agrees to be responsible, at its sole cost and expense, for the compliance of the Premises, after the Commencement Date, with all rules, regulations, laws and ordinances including, without limitation, the Americans with Disabilities Act of 1990, as amended (the "ADA"). Landlord hereby agrees to be responsible, at its sole cost and expense (subject to reimbursement by tenants of the Building including Tenant as provided elsewhere in this lease) for the compliance of the Building and Common Areas with all such rules, regulations, laws and ordinances. If it is determined that the interior, nonstructural portions of the Premises are not in compliance with the ADA to at least the minimum extent required under regulations then in effect, Tenant, as its sole obligation, shall cause the interior, nonstructural portions of the Premises to comply. With respect to the bathrooms to be located in the Premises, Landlord shall cause such bathrooms to be constructed in compliance with the ADA, at Landlord's sole cost and expense. Tenant shall thereafter be responsible for such bathroom's compliance with modifications or additions to the ADA which occur after the Completion Date. With regard to the Building and Common Areas, if the Building and Common Areas are in unlawful noncompliance with the applicable requirements of the ADA, then Landlord shall cause such areas to no longer be in such unlawful noncompliance. If the unlawful non-compliance of the Building or Common Areas results from a violation of ADA as it existed as of the Completion Date, the cost of causing such areas to no longer be in non-compliance shall be borne solely by Landlord. If such unlawful non-compliance results from a modification or addition to ADA enacted from and after the Completion Date, the cost of causing such areas to no longer be in non-compliance may be included in Operating Expenses, to the extent permitted by Article II of this lease. The allocation of responsibility for ADA compliance between Landlord and Tenant and the respective obligations of each shall supersede any other provisions of this lease that may contradict or otherwise differ from the requirements of this Section 5.04.

                                  ARTICLE VI
                                  ----------

     Section 6.01  Condemnation. If all or substantially all of the Premises, or
                   ------------
such portion of the Premises or the Project as would render, in Tenant's reasonable judgment, the continuance of Tenant's business from the Premises impracticable, shall be permanently taken or condemned for any public purpose, then this lease, at the option of Tenant upon the giving of written notice to Landlord within ten (10) business days from the date of such condemnation or taking, shall forthwith cease and terminate. If all or a substantial portion of the Project shall be permanently taken or condemned for any public purpose and, in Landlord's judgment, the Project cannot be restored to a viable commercial office project, then Landlord shall have the option of terminating this lease by written notice to Tenant within ten (10) business days from the date of such condemnation or taking. If this lease is terminated as provided above, this lease shall cease and expire as if the date of transfer of possession of the Premises, the Project, or any portion thereof, was the expiration date of this lease. In the event that this lease is not terminated by either Landlord or Tenant as aforesaid, Tenant shall pay the Base Rental and all other rentals up to the date of transfer of possession of such portion of the Premises so taken or condemned and this lease shall thereupon cease and terminate with respect to such portion of the Premises so taken or condemned as if the date of transfer of possession of the Premises was the expiration date of the term of this lease relating to such portion of the Premises. Thereafter the Base Rental, Tenant's Forecast Additional Rental and Tenant's Additional Rental shall be adjusted on a pro rata, net rentable square foot basis. In the event of any such condemnation or taking and this lease is not so terminated, Landlord shall promptly repair the Premises or the Project, as the case may be, to Building Standard condition (with Building Standard Tenant Allowances) so that the remaining portion of the Premises or Project, as the case may be, shall constitute an architectural unit, fit for Tenant's occupancy and business; provided, however, that Landlord's obligation to repair hereunder shall be limited to the extent of the net proceeds made available to Landlord for such repair from any such condemnation or taking. In the event of any temporary taking or condemnation for any public purpose of the Premises or any portion thereof, then this lease shall continue in full force and effect except that Base Rental, Tenant's Forecast Additional Rental, and Tenant's Additional Rental shall be adjusted on a pro rata net rentable square foot basis for the period of time that the Premises are so taken as of the date of transfer of possession of the Premises and Landlord shall be under no obligation to make any repairs or alterations. In the event of any condemnation or taking of the Premises, Tenant hereby assigns to Landlord the value of all or any portion of the unexpired term of the lease and all leasehold improvements and Tenant may not assert a claim for a condemnation award therefor; provided, however, Tenant may pursue a separate attempt to recover an award or compensation against or from the condemning authority for (i) the value of any fixtures, furniture, furnishings, Tenant's Extra Work and other personal property which were condemned but which under the terms of this lease Tenant is permitted to remove at the end of the term of this lease, (ii) the unamortized cost of Tenant's Extra Work, which are not so removable by Tenant at the end of the term of this lease but which were installed solely at Tenant's expense,
(iii) relocation and moving expenses, and (iv) compensation for loss to Tenant's business provided that such award or compensation does not reduce the award payable to Landlord. For purposes of this lease, Tenant's Extra Work shall mean any tenant improvement work by Tenant in excess of the improvements reimbursed by Landlord as part of the Tenant Improvement Allowance.

     Section 6.02  Damages from Certain Causes. Landlord shall not be liable or
                   ---------------------------
responsible to Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, riot, strike, insurrection, war, requisition or order of governmental body or authority, court order or injunction, or any cause beyond Landlord's control or, except in the case of the gross negligence or intentional misconduct of Landlord, for any damage or inconvenience which may arise through repair or alteration of any part of the Project.

     Section 6.03  Casualty Clause.
                   ---------------

     (a) In the event any portion of the Premises or any material portion of the remainder of the Project is damaged by fire or other casualty, earthquake or flood or by any other cause of any kind or nature (hereinafter collectively referred to as the "damaged property") and the damaged property can, in the opinion of the Landlord's architect, be repaired or replaced within one hundred eighty (180) calendar days from the date of notice of Landlord's architect's opinion (delivered within thirty (30) days from the date of any such damage), then Landlord shall proceed to rebuild or restore the damaged property to Building Standard condition (with Building Standard Tenant Allowances), subject to subsection (d) hereof.

     (b) In the event any portion of the Premises or any material portion of the remainder of the Project which renders the Premises unusable for Tenant's normal business operations and in the opinion of Landlord's architect, damage to the damaged property cannot be repaired or replaced within one hundred eighty
(180) days from the date of notice of Landlord's architect's opinion (a "Major Casualty"), then both Landlord and Tenant shall have the right to terminate this lease by notifying the other party in writing of such termination within twenty
(20) days of receipt of Landlord's architect's opinion.

     (c) Notwithstanding any language herein to the contrary, if at the time of any material damage to the Project, less than one (1) year remains in the term of this lease, including any exercised renewal option, then either party shall have the right to terminate this lease by written notice to the other party within thirty (30) days of the date such damage occurs.

    (d) Notwithstanding any language contained herein to the contrary, in the event this lease is not terminated as provided hereunder (i) Landlord shall be obligated to rebuild or restore the damaged property only to the extent of the insurance proceeds available to Landlord for the purpose of rebuilding and restoration (or if Landlord fails to carry the insurance required by this lease, to the extent of insurance proceeds that would have been available to Landlord),
(ii) if the damaged property is all or any portion of the Premises Landlord shall be obligated to rebuild or restore the damaged property only to Building Standard condition (with Building Standard Tenant Allowances), except that Tenant shall have the right to require Landlord to rebuild or restore the damaged property substantially to the condition which existed immediately prior to such damage, provided that Tenant shall bear all costs and expenses, excluding rentals that are lost due to extended construction time, in excess of the lesser of (A) any insurance proceeds available to Landlord for the purpose of rebuilding or restoration after deducting any and all reasonable costs incurred by Landlord in collecting such insurance proceeds (or if Landlord fails to carry the insurance required by this lease, to the extent of insurance proceeds that would have been available to Landlord if Landlord had obtained the required insurance), or (B) cost to Landlord of rebuilding and restoring the damaged property to Building Standard condition (with

Building Standard Tenant Allowances); and (iii) Tenant shall be entitled to a pro rata abatement of Base Rental, Tenant's Forecast Additional Rental, and Tenant's Additional Rental during the period of time the Premises, or any portion thereof, are untenantable due to such damage. Landlord's architect's opinion shall be given to both Landlord and Tenant in accordance with Section
9.01 within thirty (30) days from the date of any such damage. In the event of any termination of this lease under this Section 6.03, this lease shall cease and terminate as if the date of such damage was the expiration date of the term of this lease.

     (e) In the event that a material portion of the Project is damaged by fire or other casualty, earthquake, flood or by any other cause of any kind or nature and the Project cannot be repaired or restored to an architecturally complete Project, then Landlord shall have the right to terminate this lease within thirty (30) days after the date of the casualty.

     Section 6.04  Casualty Insurance. Landlord shall maintain standard, "all-
                   ------------------
risks" property insurance on the Project (excluding leasehold improvements) and on all Building Standard improvements, in form and with endorsements and coverages reasonably customary to be carried by first-class office building owners. Building Standard improvements, for purposes of this paragraph, shall mean any standard office improvements made by Tenant to the Premises up to the amount of the Tenant Improvement Allowance. Landlord covenants that Landlord shall endeavor to maintain all risks insurance consistently with respect to the level of Building Standard improvements on all leases in the Building which Landlord is insuring. To the extent Landlord maintains property insurance on tenant's improvements in excess of Building Standard, the extra cost of such insurance shall be excluded from Operating Expenses. Said insurance shall be maintained with an insurance company authorized to do business in Georgia, in an amount equal to the full insurable value of the Project and such Building Standard Improvements (and without Landlord having any co-insurance obligations), and payments for losses thereunder shall be made solely to Landlord. Tenant shall maintain at its expense standard, "all-risks" fire and extended coverage insurance on the full insurable value of all its personal property, including removable trade fixtures, located in the Premises and on Tenant's Work in excess of the Tenant Improvement Allowance and all other additions and improvements (including fixtures) made by Tenant and not required to be insured by Landlord above. If the annual premiums to be paid by Landlord shall exceed the standard rates because of Tenant's operations within, or contents of, the Premises, Tenant shall promptly pay the excess amount of the premium upon request by Landlord (and if necessary, Landlord may allocate the insurance costs of the Project to give effect to this sentence). Upon the request of Landlord, a duly executed certificate of insurance, reflecting Tenant's maintenance of the insurance required under this Section 6.04 and
Section 6.05, shall be delivered to Landlord.

     Section 6.05  Liability Insurance. Landlord and Tenant shall each maintain
                   -------------------
a policy or policies of commercial general liability insurance with the premiums thereon fully paid on or before the due dates, issued by and binding upon a solvent insurance company authorized to transact business in Georgia. Such insurance shall afford minimum protection (which may be affected by primary and/or excess coverage) of not less than $2,000,000.00 for bodily injury or death in any one occurrence and of not less than $500,000.00 for property damage in any one occurrence; provided, however, Tenant shall carry such greater limits of coverage as Landlord may reasonably request from time to time so long as Landlord maintains similar limits of coverage and so long as such limits are consistent with the limits required by owners of other comparable office buildings in the metropolitan Atlanta, Georgia area (not to exceed, in any event, $5,000,000 for any one occurrence).

  Section 6.06  Hold Harmless.  Landlord shall not be liable to Tenant, its
                -------------
agents, servants, employees, contractors, customers or invitees for any damage to person or property caused by any act, omission or neglect of Tenant, its agents, servants or employees, and Tenant agrees to indemnify and hold Landlord harmless from all liability and claims for any such damage. Tenant shall not be liable to Landlord, or to Landlord's agents, servants, employees, contractors, customers or invitees for any damage to person or property caused by any act, omission or neglect of Landlord, its agents, servants or employees, and Landlord agrees to indemnify and hold Tenant harmless from all claims for such damage.


  Section 6.07  Waiver of Claims and Subrogation Rights.    Anything in this
                ---------------------------------------
lease to the contrary notwithstanding, Landlord and Tenant each hereby waives any and all rights of recovery, claim, action or cause of action, against the other, its agents, servants, partners, shareholders, officers or employees, for any loss or damage that may occur to the Premises, the Project or any improvements thereto or thereon, or any personal property of such party therein or thereon, by reason of fire, the elements, or any other cause which is insured against under the terms of the standard fire and extended coverage insurance policies referred to in Section 6.04 hereof (or, if either party fails to obtain the required coverage, which would have been insured against if the applicable party had obtained the required coverage), regardless of cause or origin, including negligence of the other party hereto, its agents, officers, partners, shareholders, servants or employees, and covenants that no insurer shall hold any right of subrogation against such other party. Each party shall take whatever reasonable action is necessary to cause its insurer's right of subrogation to be extinguished.

  Section 6.08  Insurance Requirements.   If Tenant does not procure insurance
                ----------------------
as required, Landlord may, upon advance written notice to Tenant, cause this insurance to be issued and Tenant shall pay to Landlord the premium for such insurance within ten (10) days of Landlord's demand, plus interest at the rate provided for in this lease until repaid by Tenant. All policies of insurance required to be maintained by Tenant shall specifically make reference to the indemnifications by Tenant in favor of Landlord under this lease and shall provide that Landlord shall be given at least thirty (30) days' prior written notice of any cancellation or nonrenewal of any such policy. A certificate evidencing each such policy shall be deposited with Landlord by Tenant on or before the Commencement Date, and a replacement certificate evidencing each subsequent policy shall be deposited with Landlord at least thirty (30) days prior to the expiration of the preceding such policy. All insurance policies obtained by Tenant shall be written as primary policies (primary over any insurance carried by Landlord), not contributing with and not in excess of coverage which Landlord may carry, if any.

                                  ARTICLE VII
                                  -----------


     Section 7.01  Tenant Default and Landlord Remedies.
                   ------------------------------------

     (a) The occurrence of any of the following shall constitute events of default, subject to the notice and cure rights set forth in Section 7.01(b) below:

          (i) Base Rental, Tenant's Forecast Additional Rental, Tenant's Additional Rental Adjustment, or any other sum of money payable under this lease is not paid when due;

          (ii) Tenant's interest in the lease or the Premises shall be subjected to any attachment, levy, or sale pursuant to any order or decree entered against Tenant in any legal proceeding and such order or decree shall not be vacated within sixty (60) days of entry thereof; or

          (iii) Tenant breaches or fails to comply with any term, provision, condition, or covenant of this lease, other than as described in Section 7.01(a)(i), or with any of the Rules and Regulations now or hereafter established to govern the operation of the Building or Project.

     (b) Upon the occurrence of an event of default and (i) if the event of default described in Section 7.01(a)(i) is not cured within ten (10) days after written notice from Landlord of such default, (notwithstanding the foregoing, Landlord shall only be obligated to notify Tenant of such monetary default twice in any twelve (12) month period; thereafter Tenant's failure to pay all such sums within ten (10) days after its due date shall constitute an event of default) or (ii) the event of default described in Sections 7.01(a)(iii) is not cured within thirty (30) days after written notice from Landlord of such default; provided, however, if such event of default is not susceptible to cure within thirty (30) days, Tenant shall not be in default if Tenant promptly commences the cure and diligently pursues the cure to completion as soon as reasonably possible (such period not to exceed, in any event, ninety (90) days), or (iii) the event of default described in Section 7.01(a)(ii) is not cured immediately, the Landlord shall have the option to do and perform any one or more of the following in addition to, and not in limitation of, any other remedy or right permitted it by law or in equity or by this lease:

          (i) Landlord, with or without terminating this lease, may immediately or at any time thereafter re-enter the Premises and correct or repair any condition which shall constitute a failure on Tenant's part to keep, observe, perform, satisfy, or abide by any term, condition, covenant, agreement, or obligation of this lease or of the Rules and Regulations now in effect or hereafter adopted or of any notice given Tenant by Landlord pursuant to the terms of this lease, and Tenant shall fully reimburse and compensate Landlord on demand for Landlord's reasonable costs.

          (ii) Landlord, with or without terminating this lease, may immediately or at any time thereafter demand in writing that Tenant vacate the Premises and thereupon Tenant shall vacate the Premises and remove therefrom all property thereon belonging to or placed on the Premises by, at the direction of, or with consent of Tenant within ten (10) days of receipt by Tenant of such notice from Landlord, whereupon Landlord shall have the right to re-enter and take possession of the Premises. Any such demand, re-entry and taking possession of the Premises by Landlord shall not of itself constitute an acceptance by Landlord of a surrender of this lease or of the Premises by Tenant and shall not of itself constitute a termination of this lease by Landlord.

          (iii) Landlord, with or without terminating this lease, may immediately or at any time thereafter, re-enter the Premises and remove therefrom Tenant and all property belonging to or placed on the Premises by, at the direction of, or with consent of Tenant. Any such re-entry and removal by Landlord shall not of itself constitute an acceptance by Landlord of a surrender of this lease or of the Premises by Tenant and shall not of itself constitute a termination of this lease by Landlord.

          (iv) Landlord, with or without terminating this lease, may immediately or at any time thereafter relet the Premises or any part thereof for such time or times, at such rental or rentals and upon such other terms and conditions as Landlord in its reasonable discretion may deem advisable, and Landlord may make any repairs to the Premises which it may deem necessary or proper to facilitate such reletting; and Tenant shall pay all costs of such reletting including but not limited to cost of any such repairs to the Premises, attorneys' fees, leasing inducements, and brokerage commissions; and if this lease shall not have been terminated, Tenant shall continue to pay all rent and all other charges due under this lease up to and including the date of beginning of payment of rent by any subsequent tenant of part or all of the Premises, and thereafter Tenant shall pay monthly during the remainder of the term of this lease the difference, if any, between the rent and other charges collected from any such subsequent tenant or tenants and the rent and other charges reserved in this lease, but Tenant shall not be entitled to receive any excess of any such rents collected over the rents reserved herein.

          (v) Landlord may immediately or at any time thereafter terminate this lease, and this lease shall be deemed to have been terminated upon receipt by Tenant of written notice of such termination; upon such termination Landlord shall have the right to recover from Tenant all actual damages Landlord may suffer by reason of such termination including, without limitation, all arrearages in rentals, costs, charges, additional rentals, and reimbursements, cost (including court costs and reasonable, actual attorneys' fees) of recovering possession of the Premises, cost of any repair to the Premises which is necessary or proper to prepare the same for reletting and, in addition thereto, Landlord at its election shall have and recover from Tenant an amount equal to the then current present value (using a discount rate of eight percent (8%) of the excess, if any, of the total amount of all rents and other charges to be paid by Tenant for the remainder of the term of this lease over the then reasonable rental value of the Premises for the remainder of the term of this lease.

     (c) If Landlord re-enters the Premises or terminates this lease pursuant to any of the provisions of this lease, Tenant hereby waives all claims for damages which may be caused by such re-entry or termination by Landlord, except any damages arising out of the gross negligence or willful misconduct of Landlord, its agents or employees. Tenant shall and does hereby indemnify and hold Landlord harmless from any loss, cost (including court costs and reasonable, actual attorneys' fees), or damages suffered by Landlord by reason of such re-entry or termination. No such re-entry or termination shall be considered or construed to be a forcible entry.

     (d) The exercise by Landlord of any one or more of the rights and remedies provided in this lease shall not prevent the subsequent exercise by Landlord of any one or more of the other rights and remedies herein provided. All remedies provided for in this lease are cumulative and may, at the election of Landlord, be exercised alternatively, successively, or in any other manner and are in addition to any other rights provided for or allowed by law or in equity.

     Section 7.02  Landlord Default and Tenant Remedies. If Landlord fails to
                   ------------------------------------
pay any amounts due to Tenant under this lease and shall not cure such failure within ten (10) days following Tenant's notice to Landlord (and to the holder of any Mortgage) or if Landlord fails to keep or perform any of its obligations under this lease and shall not cure such failure within thirty (30) days following Tenant's notice to Landlord (and to the holder of any Mortgage), Landlord shall be in default under this lease; provided, however, if the failure is of a nature that it cannot be cured within thirty (30) days, Landlord shall not be in default so long as Landlord commences the cure within such thirty (30) day period and diligently and continuously pursues the cure to completion as soon as reasonably possible (not to exceed, in any event, ninety (90) days). So long as Tenant is not in default under this lease past any applicable notice and cure period, upon the occurrence of any default by Landlord in the payment of money due to Tenant under this lease which default remains uncured for the period described in the preceding sentence (provided, however, Tenant acknowledges and agrees that any mortgagee of Landlord shall have an additional ten (10) days beyond the expiration of Landlord's 10-day notice and cure period to cure Landlord's default prior to the exercise of any right by Tenant hereunder), Tenant may offset the amount due, plus interest at the rate specified in Section 2.01, against the next installments of Base Rental due under this lease, but in no event shall Tenant be entitled to offset against more than two (2) months of Base Rental in any twelve (12) month period until such time as Tenant must offset against 100% of the remaining Base Rental to recoup its costs prior to the expiration of this lease. In the event of any default by Landlord in any of its non-monetary obligations under this lease after the expiration of the notice and cure period described above (provided, however, Tenant acknowledge and agrees that any mortgagee of Landlord shall have an additional thirty (30) days beyond the expiration of Landlord's notice and cure period to cure Landlord's default prior to the exercise of any rights by Tenant hereunder) so long as Tenant is not in default under this lease past any applicable notice and cure period, Tenant may pursue any of the following remedies: (i) take any and all action reasonably necessary to cure Landlord's default if and only if Tenant's use of a substantial portion of the Premises for normal business operations has been materially and adversely effected, and only after written notice by Tenant to Landlord that Landlord has failed to timely cure any such default which notice shall also describe what specific curative actions Tenant intends upon pursuing, or (ii) pursue any other remedies available to Tenant at law or in equity. If Tenant does in fact undertake curative actions for and on behalf of Landlord then Tenant may offset the out-of-pocket costs reasonably incurred by Tenant to effect such cure against the next installments of Base Rental;

provided, however, Tenant may not offset against more than two (2) months of Base Rental during any twelve (12) month period until such time as Tenant must offset against 100% of the remaining Base Rental to recoup its costs prior to the expiration of this lease. Notwithstanding anything to the contrary contained in this paragraph, in the event Landlord disagrees with Tenant as to (x) whether Landlord is in default hereunder, (y) whether Tenant has the right to offset against Base Rent or (z) the nature and extent of the curative actions to be undertaken by Tenant, then Landlord shall have the right to suspend the further exercise of any rights of Tenant under this paragraph by notifying Tenant in writing of the dispute and that Landlord has initiated an expedited arbitration proceeding before the American Arbitration Association pursuant to its expedited procedures. In such event, Landlord and Tenant agree to pursue the arbitration of such dispute and the results of which shall be binding upon both Landlord and Tenant. Tenant hereby agrees to indemnify, defend and hold Landlord harmless from and against any cost, expense, liability, claim, cause of action or other obligation or liability of Landlord or its agents arising out of or relating to Tenant's exercise of Tenant's self-help rights set forth in this paragraph.


     Section 7.03  Insolvency or Bankruptcy.   The appointment of a receiver to
                   ------------------------
take possession of all or substantially all of the assets of Tenant (or the guarantor), which appointment is not dismissed within sixty (60) days thereafter, or any general assignment by Tenant (or the guarantor) for the benefit of creditors, or any action taken or suffered by Tenant (or the guarantor) under any insolvency, bankruptcy, or reorganization act, shall, at Landlord's option, constitute a breach of this lease by Tenant (or the guarantor). Upon the happening of any such event or at any time thereafter, this lease shall terminate five (5) days after written notice of termination from Landlord to Tenant (or the guarantor). In no event shall this lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise and in no event shall this lease or any rights or privileges hereunder be an asset of Tenant (or the guarantor) under any bankruptcy, insolvency, or reorganization proceedings.

     Section 7.04  Late Payments.   Tenant shall pay, as a late charge in the
                   -------------
event any installment of Base Rental, Tenant's Forecast Additional Rental, Tenant's Additional Rental Adjustment or any other charge owed by Tenant hereunder is not paid within ten (10) days after written notice by Landlord to Tenant that such sum is past due (Landlord shall not be obligated to notify Tenant more than twice in any twelve (12) month period; thereafter, such late fee shall accrue if Tenant fails to pay any sum due hereunder when due), the greater of $100.00 or an amount equal to three percent (3%) of the amount due (but in no event shall the amount of such late charge exceed an amount based upon the highest legally permissible rate chargeable at any time by Landlord under the circumstances). Should Tenant make a partial payment of past due amounts, the amount of such partial payment shall be applied first to reduce all accrued and unpaid late charges, in inverse order of their maturity, and then to reduce all other past due amounts, in inverse order of their maturity.


     Section 7.05  Attorney's Fees.  In the event Landlord or Tenant defaults in
                   ---------------
the performance of any of the terms, agreements or conditions contained in this lease and the non-defaulting party places the enforcement of this lease, or any part thereof, or the collection of any rent due or to become due hereunder, or recovery of the possession of the Premises, in the hands of an attorney, or file suit upon the same, the non-prevailing party in such action shall be obligated to reimburse the prevailing party for all reasonable, actual attorney's fees and expenses incurred by the prevailing party in connection with such action.

     Section 7.06  Waiver of Homestead.  Tenant hereby waives and renounces all
                   -------------------
homestead or exemption rights which Tenant may have under or by virtue of the Constitutions and Laws of the United States, the State of Georgia, and any other State as against any debt or sum Tenant may owe Landlord under this lease and hereby transfers, conveys, and assigns to Landlord all homestead or exemption rights which may be allowed or set apart to Tenant, including such as may be set apart in any bankruptcy proceeding, to pay any debt or sum owing by Tenant to Landlord hereunder.


     Section 7.07  No Waiver of Rights.   No failure or delay of either party to
                   -------------------
exercise any right or power given it herein or to insist upon strict compliance by the other party of any obligation imposed on it herein and no custom or practice of either party hereto at variance with any term hereof shall constitute a waiver or a modification of the terms or any right either party has herein to demand strict compliance with the terms hereof by the other party. No waiver of any right by either party of any default by the other party on one occasion shall operate as a waiver of any rights or of any subsequent default. No express waiver shall affect any condition, covenant, rule, or regulation other than the one specified in such waiver and then only for the time and in the manner specified in such waiver. No person has or shall have any authority to waive any provision of this lease unless such waiver is expressly made in writing and signed by an authorized officer of the party against whom such waiver is asserted.


     Section 7.08  Holding Over.   In the event of holding over by Tenant after
                   ------------
expiration or termination of this lease without the written consent of Landlord, such holding over shall, for the first thirty (30) days, be on all the same terms and conditions of this lease except 125% of Base Rental, Tenant's Forecast Additional Rental and Tenant's Additional Rental in effect as of the scheduled expiration date shall be due and owing. If such holdover exceeds thirty (30) days, Tenant shall pay as liquidated damages, solely for such holding over, 150% of the rent (including, without limitation, all Base Rental, Tenant's Forecast Additional Rental and Tenant's Additional Rental Adjustment as would have been payable if this lease had not so terminated or expired) for the entire holdover period. No holding over by Tenant after the term of this lease shall be construed to extend this lease. In the event of any unauthorized holding over, Tenant shall indemnify Landlord against all claims for damages by any other tenant to whom Landlord shall have leased all or any part of the Premises effective upon the termination of this lease so long as Landlord promptly notifies Tenant upon the execution by Landlord of any such lease of the Premises which will commence upon expiration of the term of this lease. Any holding over with the express written consent of Landlord shall thereafter constitute this lease to be a lease from month to month at a Base Rental, Tenant's Forecast Additional Rental, and all other sums required to be paid by Tenant prior to the expiration or termination of this lease as may be agreed to by Landlord and Tenant.

     Section 7.09  Subordination.   Landlord hereby represents and warrants to
                   -------------
Tenant that the only holder of mortgage or deed to secure debt with respect to the Building is Wachovia, N.A. ("Wachovia"). Subject to execution by Landlord, Tenant and the holder of the interest in question of an SNDA in the form described below, Tenant agrees that the rights of Tenant under this lease will be subject and subordinate to each ground or land lease now or hereafter covering all or any part of the Land and to each mortgage or deed to secure debt which may now or hereafter encumber the Project and/or the Land, as well as to all renewals, modifications, consolidations, replacements and extensions thereof in a written form reasonably acceptable to the lessor under any such ground or land lease and the holder of any such mortgage or deed to secure debt. Tenant expressly recognizes and agrees that the lessor under any such ground or land lease and the holder of any such mortgage or deed to secure debt or any of their successors or assigns or any other holder of such instrument may sell the Project or the Land in the manner provided for by law or in such instrument; and further, such sale may be made subject to this lease. In the event of the enforcement by the lessor under any such ground or land lease or the grantee under any such mortgage or deed to secure debt of the remedies provided for by law or by such land or ground lease, mortgage or deed to secure debt, Tenant will, upon request of any person or party succeeding to the interest of said lessor or grantee, as a result of such enforcement, automatically become the Tenant of such successor in interest without change in the terms or provisions of this lease, subject to the terms of the executed SNDA entered into by the parties. Upon request by such successor in interest, Tenant shall execute and deliver an instrument or instruments confirming the attornment herein provided for in a form reasonably acceptable to such successor in interest so long as such form is consistent with this lease and the executed SNDA and so long as such successor acknowledges all of Tenant's rights under the lease in a manner consistent with the executed SNDA. As a condition precedent to Tenant's obligations under this lease, Landlord and Tenant shall execute, and Landlord shall cause Wachovia to execute and deliver within ten (10) business days after full execution of this lease, a subordination, non-disturbance and attornment agreement in the form attached hereto as Exhibit J and by this
                                                    ---------
reference made a part hereof ("SNDA"). In addition, Tenant's agreement to subordinate to any future mortgage, deed of trust or ground lease shall be subject to the execution and delivery of a subordination non-disturbance and attornment agreement by Landlord, Tenant and each holder of a mortgage or deed of trust or ground lease, as the case may be, which may hereafter affect the Building either in form and substance substantially similar to the form attached hereto as Exhibit J or if not substantially similar, then in form and substance
          ---------
reasonably satisfactory to all parties thereto; otherwise, this lease shall be superior to any such future mortgage or deed of trust or ground lease.

     Section 7.10  Estoppel Certificate or Three-Party Agreement.   In
                   ---------------------------------------------
connection with any sale or refinancing by Landlord or its successor-in-interest or in connection with any assignment of this lease or Landlord's ownership entity or upon the request by any lender of Landlord or mortgagee of the Project, Tenant agrees within ten (10) business days following request by Landlord (a) to execute, acknowledge and deliver to Landlord and any other persons specified by Landlord, a certificate or three-party agreement among Landlord, Tenant and/or any third party dealing with Landlord, certifying (to the extent true, and noting the exceptions to all of such certifications) (i) the Tenant is in possession of the Premises and has unconditionally accepted it;
(ii) Tenant is currently paying all rent specified in the lease and rent has been paid through a date certain; (iii) the lease is unmodified an in full force and effect (or if there have been modifications the lease is in full force and effect as modified and stating the modifications by date.); (iv) there are no defaults by Landlord under the lease and Tenant has no defenses or offsets to any rent becoming due to the Landlord under the lease; (v) the Tenant has not assigned its interest in the lease or sublet any portion of the Premises; (vi) the Tenant has received no notice of any prior assignment, sale or pledge of the lease or rents thereunder;
(vii) the Tenant has no right of first refusal or option to purchase the Building; (viii) there are no other agreements, whether written or oral, between the Landlord and Tenant with respect to the lease; (ix) Tenant has no right or option to cancel the lease prior to its stated expiration date other than pursuant to Tenant's Termination Right set forth in Special Stipulation 4 or upon a default by the Landlord under the lease or, where so provided in the lease arising from a casualty, condemnation or a service interruption; (x) Tenant has no expansion rights or rights of first refusal with respect to leasing additional space except as noted; (xi) upon receipt of written notice from the holder of a mortgage or a deed to secure debt on the property that the Landlord is in default under its loan and requesting the Tenant to pay all rent to the mortgagee, the Tenant will pay all rent directly to the mortgagee; and
(xii) such other factual matters about the status of this lease as may reasonably be requested by Landlord, or Landlord's mortgagee or prospective purchaser (excluding any environmental matters). Tenant's failure to deliver such certificate or three party agreement within such ten (10) day period shall be conclusive upon Tenant as to the matters set forth therein, except as to matters which Landlord actually knows to be factually incorrect.


                                  ARTICLE VIII
                                  ------------

     Section 8.01  Sublease or Assignment by Tenant.
                   --------------------------------

     (a) Except as permitted in subsection (f) of this Section 8.01, Tenant shall not, without the Landlord's prior written consent, which consent shall not be unreasonably withheld or conditioned, (i) assign, convey, mortgage, pledge, encumber, or otherwise transfer (whether voluntarily, by operation of law, or otherwise) this lease or any interest hereunder; (ii) allow any lien to be placed upon Tenant's interest hereunder; (iii) sublet the Premises or any part thereof; or (iv) permit the use or occupancy of the Premises or any part thereof by any one other than Tenant. Any attempt to consummate any of the foregoing without Landlord's consent shall be of no force or effect. For purposes hereof, the transfer of the ownership or voting rights in a controlling interest of the voting stock of Tenant (if Tenant is a corporation) or the transfer of a general partnership interest or a majority of the limited partnership interest in Tenant (if Tenant is a partnership), at any time throughout the term of this lease, shall be deemed to be an assignment of this lease.


     (b) Notwithstanding anything herein to the contrary, if at any time or from time to time during the term of this lease Tenant desires to sublet all or any portion of the Premises or assign all or any portion of Tenant's interest in this lease, Tenant shall notify Landlord in writing (hereinafter referred to in this Section 8.01 as the "Notice") of the identity of the proposed sublessee or assignee and the area proposed to be sublet or covered by the assignment (hereinafter referred to as "Sublet Space"), any changes in the Building Signs and Tenant's Signage (as those terms are defined in Exhibit H) and such
                                                    ---------
additional information concerning the business, reputation and credit-worthiness of the proposed sublessee or assignee as shall be sufficient to allow Landlord to form a commercially reasonable judgment with respect thereto. Landlord agrees not to unreasonably withhold its approval of any proposed sublease or assignment to any proposed tenant whose proposed use of the Premises (or portion thereof) is consistent with and comparable to the use of other Class "A" office buildings in the vicinity. In the event Landlord fails to approve or disapprove any such sublease or assignment within ten

(10) business days after Landlord's receipt of such submission from Tenant, such sublease or assignment shall be deemed to be approved. Further, if Landlord approves any proposed sublease or assignment, Landlord shall receive from Tenant as additional rent hereunder fifty percent (50%) of any rents or other sums received by Tenant pursuant to said sublease or assignment in excess of the rentals payable to Landlord by Tenant under this lease with respect to the Sublet Space (after deducting all of Tenant's reasonable costs associated therewith, including market brokerage fees, reasonable attorneys' fees, free rent, lease takeover payments, moving allowances and the reasonable cost of remodeling or otherwise improving the Premises or providing an improvement allowance for said sublessee or assignee), as such rents or other sums are received by Tenant from the approved sublessee or assignee. Landlord may require that any rent or other sums paid by a sublessee or assignee be paid directly to Landlord. If Landlord approves in writing the proposed sublessee or assignee and the terms of the proposed sublease or assignment, but a fully executed counterpart of such sublease or assignment is not delivered to Landlord within one hundred eighty (180) calendar days after the date of Landlord's written approval, then Landlord's approval of the proposed sublease or assignment shall be deemed null and void and Tenant shall again comply with all the conditions of this Section 8.01 as if the Notice and options hereinabove referred to had not been given, received or exercised. Prior to its execution, Landlord should have the right to approve the form of the sublease or assignment, but such approval shall not be unreasonably withheld or conditioned and Landlord will respond, in writing, to the submitted form within ten (10) business days or Landlord will be deemed to have approved the submitted form. If Landlord disapproves the form of sublease or assignment or the sublessee or assignee, Tenant shall have the right to submit amended forms or other sublessees or assignees to Landlord to review for approval.

  (c) Notwithstanding the giving by Landlord of its consent to any sublease with respect to the Premises, no sublessee may exercise any expansion option, right of first refusal option, or renewal option under this lease except in accordance with a separate written agreement entered into directly between such sublessee and Landlord, but an assignee of all Tenant's interest under this lease shall be entitled to exercise all such rights.

  (d) Notwithstanding the giving by Landlord of its consent to any subletting, assignment or occupancy as provided hereunder or any language contained in such lease sublease or assignment to the contrary, (i) unless this lease is expressly terminated by Landlord, Tenant shall not be relieved of any of Tenant's obligations or covenants under this lease and Tenant shall remain fully liable hereunder, and (ii) no such sublease or assignment shall be effective if it shall violate any provision of the Employee Retirement Income Security Act of 1974 (ERISA). Further, any sublease or other agreement for the use, occupancy or utilization of the Premises shall not provide for any rental or other payment based in whole or in part on the income or profits derived by such subtenant or other party from the Premises other than upon an amount based on a fixed percentage or percentages of receipts or sales. Any such purported sublease or other agreement for occupancy of the Premises which violates this covenant shall be void and ineffective.

     (e) If, with the consent of the Landlord, the Premises or any part thereof is sublet or occupied by other than Tenant or this lease is assigned, Landlord may, after default by Tenant, collect rent from the subtenant, assignee or occupant, and apply the net amount collected to the

Base Rental, Tenant's Forecast Additional Rental, Tenant's Additional Rental Adjustment, and any other sums herein reserved. No such subletting, assignment, occupancy, or collection shall be deemed (i) a waiver of any of Tenant's covenants contained in this lease, (ii) a release of Tenant from further performance by Tenant of its covenants under this lease, or (iii) a waiver of any of Landlord's other rights hereunder.

     (f) Notwithstanding any provision to the contrary, Tenant may assign this lease or sublet the Premises without Landlord's consent (i) to any corporation or other entity that controls, is controlled by or is under common control with Tenant; (ii) to any corporation or other entity resulting from a merger, acquisition, consolidation or reorganization of or with Tenant; (iii) in connection with the sale of all or substantially all of the assets of Tenant (all such transfers, assignments and subleases collectively hereinafter referred to as "Permitted Transfers" and all such transferees, assignees and sublessees are collectively hereinafter referred to as "Permitted Transferees"), so long as Tenant provides evidence to Landlord in writing that such assignment or sublease complies with the criteria set forth in (i), (ii) or (iii) above and provided such assignee, subtenant or successor-in-interest expressly assumes Tenants' obligations and liabilities hereunder. No such assignment, sublease or transfer, however, shall release Tenant from any covenant, liability or obligation under this lease.

     Section 8.02  Assignment by Landlord. Landlord shall have the right to
                   ----------------------
transfer and assign, in whole or in part, all its rights and obligations hereunder, in the Project, the Land and all other property referred to herein, and in such event and upon such transfer and the express written assumption by the transferee of all Landlord's obligations, duties and liabilities arising from and after the date of transfer (any such transferee to have the benefit of, and be subject to, the provisions of Sections 8.03 and 8.04 hereof) no further liability or obligation shall thereafter accrue against Landlord hereunder, but Landlord shall not be released from any duties, obligations or liabilities accruing prior to the date of transfer or arising out of events that occur prior to the date of transfer, unless such duties, obligations, or liabilities are expressly assumed by Landlord's transferee.

     Section 8.03  Peaceful Enjoyment. Landlord covenants that Tenant shall and
                   ------------------
may peacefully have, hold and enjoy the Premises, subject to the other terms hereof, provided that no uncured event of default by Tenant exists under this lease following giving of notice and the expiration of the applicable cure period. It is understood and agreed that this covenant and any and all other covenants of Landlord contained in this lease shall be binding upon Landlord and its successors only with respect to breaches occurring during the ownership of the Landlord's interest hereunder.

     Section 8.04  Limitation of Landlord's Personal Liability. Tenant
                   -------------------------------------------
specifically agrees to look solely to Landlord's interest in the Project, the rent and other income derived therefrom after the date of any judgment against Landlord, casualty insurance proceeds or condemnation awards not used for restoration and any proceeds of sale of the Project for the recovery of any monetary judgment against Landlord, it being agreed that Landlord (and its partners and shareholders) shall never be personally liable for any such judgment, except to the extent of the sources of funds described above. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord's successors in interest or any suit or action in connection with enforcement or collection of amounts which may become owing or payable under or on account of insurance maintained by Landlord.

     Section 8.05  Force Majeure. Landlord and Tenant (except with respect to
                   -------------
the payment of Base Rental, Tenant's Forecast Additional Rental, Tenant's Additional Rental Adjustment, the Tenant Improvement Allowance or any other monetary obligation of either Landlord or Tenant under this lease, including any obligations arising pursuant to Exhibit D hereto) shall be excused for the
                                ---------
period of any delay and shall not be deemed in default with respect to the performance of any of the terms, covenants and conditions of this lease when prevented from so doing by a cause or causes beyond the Landlord's or Tenant's (as the case may be) control, which shall include, without limitation, all labor disputes, governmental regulations or controls, fire or other casualty, inability to obtain any material or services, acts of God, or any other cause not within the reasonable control of Landlord or Tenant (as the case may be); provided, however, that any delay or prevention caused by Delay Items (defined in Exhibit D) shall be deemed to be due to a cause or causes within Tenant's
   ---------
control.

                                  ARTICLE IX
                                  ----------

     Section 9.01  Notices. Any notice or other communications required or
                   -------
permitted to be given under this lease must be in writing and shall be effectively given or delivered if hand delivered to the addresses for Landlord and Tenant stated above or if sent by certified or registered United States Mail, return receipt requested, to said addresses. Any notice mailed shall be deemed to have been given upon receipt or refusal thereof. Notice effected by hand delivery shall be deemed to have been given at the time of actual delivery. Either party shall have the right to change its address to which notices shall thereafter be sent and the party to whose attention such notice shall be directed by giving the other party notice thereof in accordance with the provisions of this Section 9.01. Additionally, Tenant agrees to send copies of all notices required or permitted to be given to Landlord to Five Ravinia Drive, Atlanta, Georgia 30346-2102, Attention: Project Officer and to 3003 Perimeter Summit Relaty Corp., c/o General Electric Investment Corporation, 3003 Summit Street, P. O. Box 7800, Stamford, Connecticut 06905, Attention: Real Estate Counsel and to each lessor under any ground or land lease covering all or part of the Land and each holder of a mortgage or deed to secure debt encumbering the Project and/or the Land that notifies Tenant in writing of its interest and the address to which notices are to be sent.


     Section 9.02  Miscellaneous.
                   -------------

     (a) This lease shall be binding upon and inure to the benefit of the successors and assigns of Landlord, and shall be binding upon and inure to the benefit of Tenant, its successors, and, to the extent assignment may be approved by Landlord hereunder, Tenant's assigns. Where appropriate the pronouns of any gender shall include the other gender, and either the singular or the plural shall include the other.

     (b) All rights and remedies of Landlord and Tenant under this lease shall be cumulative and none shall exclude any other rights or remedies allowed by law. This lease is declared to be a Georgia contract, and all of the terms hereof shall be construed according to the laws of the State of Georgia.

     (c) This lease may not be altered, changed or amended, except by an instrument in writing executed by all parties hereto. Further, the terms and provisions of this lease shall not be construed against or in favor of a party hereto merely because such party is the "Landlord" or the "Tenant" hereunder or such party or its counsel is the draftsman of this lease.

     (d) If Tenant is a corporation, partnership or other entity, Tenant warrants that all consents or approvals required of third parties (including but not limited to its Board of Directors or partners) for the execution, delivery and performance of this lease have been obtained and that Tenant has the right and authority to enter into and perform its covenants contained in this lease. Likewise, if Landlord is a corporation, partnership or other entity, Landlord warrants that all consent or approvals required of third parties (including but not limited to its Board of Directors or partners) for the execution, delivery and performance of this lease have been obtained and that Landlord has the right and authority to enter into and perform its covenants contained in this lease.

     (e) If any term or provision of this lease, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this lease shall be valid and shall be enforceable to the extent permitted by law.

     (f) Time is of the essence in this lease agreement.

     (g) This lease agreement shall not convey any leasehold estate from Landlord to Tenant. Landlord and Tenant hereby agree that this lease creates only the interest of a usufruct in Tenant which may not be levied upon or assigned without Landlord's permission.

     (h) Landlord and Tenant warrant and represent to the other that it has not dealt with any real estate broker and/or salesman (other than Hines who represented Landlord and Grubb & Ellis Company who represented Tenant) in connection with the negotiation or execution of this lease and no such broker or salesman has been involved in connection with this lease, and each party agrees to defend, indemnify and hold harmless the other party from and against any and all costs, expenses, attorneys' fees or liability for any compensation, commission and charges claimed by any real estate broker and/or salesman (other than the aforesaid brokers) due to acts of such party or such party's representatives.

     (i) The obligation of Tenant to pay rent and other monetary obligations provided to be paid by Tenant under this lease and the obligation of Tenant to perform Tenant's other covenants and duties under this lease constitute independent, unconditional obligations of Tenant to be performed at all times provided for under this lease, save and except only when an abatement thereof or reduction therein is expressly provided for in this lease and not otherwise, and Tenant acknowledges and agrees that in no event shall such obligations, covenants and duties of Tenant under this lease be dependent upon the condition of the Premises or the Project, or the performance by Landlord of its obligations hereunder.

     (j) Neither Landlord nor Tenant shall record this lease, but a short-form memorandum hereof may be recorded at the request of either Tenant or Landlord at the requesting parties' sole cost and expense. Upon termination or expiration of this lease, Tenant shall, upon ten (10) days' prior written notice, execute an instrument terminating or canceling such short-form lease. In the event that Tenant does not so execute such instrument, Tenant hereby appoints Landlord as its authorized agent solely for the purpose of executing such an instrument on Tenant's behalf.

     (k) In the event that Tenant fails to take occupancy of the Premises or the premises are deserted, vacated or abandoned, then Tenant shall operate the reception area of the lobby portion of the Premises as if Tenant continues to occupy the Premises for normal business operations.

          IN WITNESS WHEREOF, the parties hereto have executed and sealed this lease as of the date aforesaid.

LANDLORD:                                         TENANT:
PERIMETER SUMMIT PARCEL 3 LIMITED                 NORTHERN TRUST RETIREMENT CONSULTING, LLC,  a
PARTNERSHIP, a Georgia limited partnership        Delaware limited liability corporation

By:  3003 Perimeter Summit Realty Corp., a        By: /s/ Constance F. Magnuson
     Delaware corporation, general partner of        ---------------------------------------
     Perimeter Summit Parcel 3 Limited               Name: Constance F. Magnuson
     Partnership                                           ---------------------------------
                                                     Title: Chief Executive Officer
                                                           ---------------------------------

   By:  /s/ Jerry Karr
      -------------------------------
       Name: Jerry Karr
            -------------------------
       Title: Vice President
             ------------------------

By:  Hines Management, L.L.C., a Delaware
     limited liability company, general partner
     of Perimeter Summit Parcel 3 Limited
     Partnership

   By: Hines Interests Limited Partnership, a
       Delaware limited partnership, sole member
       of Hines Management, L.L.C.

       By: Hines Holdings, Inc., a Texas
           corporation, sole member of Hines
           Interest Limited Partnership

           By: /s/ C. Kevin Shannahan
              --------------------------
              C. Kevin Shannahan
              Executive Vice President

                                   EXHIBIT A
                                   ---------

                               LEGAL DESCRIPTION
                               -----------------


        All that tract or parcel of land lying and being in Land Lot 329 of the 18th District, DeKalb County, Georgia, said tract or parcel being more particularly described as follows:

        To find the Point of Beginning commence at a 1/2" iron pin set at the intersection of the Northwesterly right-of-way of Parkside Place (r/w varies) and the Southeasterly right-of-way line of Lake Hearn Drive (r/w varies) according to final of Lake Hearn Drive Widening, as recorded in Plat Book 101 Page 88 and 89, DeKalb County Records.
        THENCE the following courses and distances along the Southeasterly right-of-way line of Lake Hearn Drive.
        South 66 degrees 41 minutes 26 seconds West for a distance of 218.33 feet to a 1/2" iron pin set, (Lake Hearn Drive 100 ft. r/w at this point).
        THENCE along a curve to the left having a radius of 600.35 feet and an arc length of 24.52 feet, being subtended by a chord of South 49 degrees 16 minutes 40 seconds West for a distance of 24.52 feet to a 1/2" iron pin set.
        THENCE South 48 degrees 06 minutes 28 seconds West for a distance of
760.32 feet to a 1/2" iron pin set.
        THENCE along a curve to the left having a radius of 2096.71 feet and an arc length of 25.09 feet, being subtended by a chord of South 47 degrees 49 minutes 22 seconds West for a distance of 25.09 feet to a 1/2" iron pin set, said 1/2" iron pin set being the Point of Beginning.
        THENCE South 45 degrees 06 minutes 24 seconds East for a distance of
430.25 feet leaving the Southeasterly right-of-way line of Lake Hearn Drive to a 1/2" iron pin set on the Northwesterly line of Perimeter Summit Boulevard (private road).
        THENCE South 44 degrees 53 minutes 36 seconds West for a distance of
305.00 feet along the Northwesterly line of Perimeter Summit Boulevard to a 1/2" iron pin set.
        THENCE North 45 degrees 06 minutes 24 seconds West for a distance of
421.55 feet leaving the Northwesterly line of Perimeter Summit Boulevard to a 1/2" iron pin set on the Southeasterly right-of-way line of Lake Hearn Drive (100 ft r/w at this point).
        THENCE the following courses and distance along the southeasterly right-of-way of Lake Hearn Drive.
        North 39 degrees 34 minutes 30 seconds East for a distance of 18.22 feet to a 1/2" iron pin set.
        THENCE along a curve to the right having a radius of 2096.71 feet and an arc length of 287.17 feet, being subtended by a chord of North 43 degrees 29 minutes 38 seconds East for a distance of 286.94 feet to a 1/2" iron pin set, said 1/2" iron pin set being the Point of Beginning.
        Said tract or parcel contains 3.008 acres or 131,019 square feet.

                                  EXHIBIT A-1

                    SITE PLAN AND LOCATION OF THE BUILDING
                    --------------------------------------

                                   EXHIBIT B
                                   ---------

                            FLOOR PLAN OF PREMISES
                            ----------------------

                                   EXHIBIT C
                                   ---------

                               BUILDING STANDARD
                               -----------------

                               TENANT ALLOWANCE
                               ----------------

     The following provisions shall govern (a) the construction of the base building condition and (b) the tenant improvement allowance for the buildout of the Premises. When used in this lease, the term "Building Standard" shall mean such materials as are described or depicted in the Building Plans and Specifications or materials of comparable quality as may be substituted therefor by Landlord.


I.   Base Building Condition:
     -----------------------

     In addition to the Tenant Improvement Allowance provided for in Section II below, Landlord shall, at Landlord's sole cost and expense, provide and install (except where expressly indicated to the contrary) all of the items (collectively, "Base Building Condition") described in those certain construction plans and specifications prepared by Thompson, Ventulett, Stainback & Associates revised and dated June 25, 1999 through COR#7, Sheet Nos. A1-10 through A10-2.1, M1.01 through M7.03 and E1.00 through E8.02 (copies of which have been provided to Tenant) (collectively, the "Building Plans") including, without limitation, the following:

1. Floor Finishes.

Concrete floor slabs will be broom clean and flat to within a tolerance of a floor flatness value of 20 using the F-Number system ready for Tenant's carpet (as per ACI 117 Standards).

2. Floor Loading.

Floor loads shall be per applicable codes and Base Building standards throughout.

3. Wall and Column Finishes.

All core walls and perimeter columns will be drywalled, taped, floated, sanded, and ready to receive Tenant finishes. The four freestanding interior columns are unfinished.

4. Other Perimeter Finishes.

Building perimeters will be fully finished including water proofing, insulation, glazing, metal finishing, and glass cleaning on exterior.

Building standard window blinds will be installed prior to Tenant construction.


5. Other Core Finishes.

Drinking fountains, janitor's closets, electrical and mechanical rooms, bathrooms with sinks and toilets, fire exit stairwells and related areas shown on the Building plans to be finished to Building Standard condition.

Specifically, the following will be completed:

     A.   Ladies' and men's room complete.

     B.   Telephone closets complete.

     C. Electrical closets complete with service and distribution panelboards and transformer 480/277v, 208/110v.

     D.   Core walls with finished drywall ready for paint.

     E.   Drinking fountains (two per floor).

     F.   Fire extinguisher cabinets.

     G.   Exit signs (two per floor).

     H.   Painted Lobby elevator doors.

     I.   Painted core corridor doors.

     J.   Stained stairwell doors.

     K. Hardware and closers for all exit, stairwell and electrical/telephone doors and ladies'/ men's toilets.

     L. Space clear of all pipes, Base Building ductwork, etc., for ceiling height in accordance with the Base Building plans.

     M. All pipe sleeves in beams and walls to be sealed where required by code.

     N.   Fire and life safety requirements per county and state codes.

     O. Ground level public areas complete (elevator lobbies, landscaping, truck dock, fan room, etc.).

     P. Mechanical, electrical, elevator, Base Building systems, complete as shown on base building plans.

     Q.   All general exhaust required by applicable laws.

6. Ceiling.

4 foot by 4 foot exposed ceiling grid installed; intermediate 2 foot tees and 2 foot by 2 foot ceiling tile stacked on the floor for installation by the Tenant.

7. Lighting.

2 foot by 4 foot 18 cell parabolic light fixtures stacked on the floor at a ratio of 1 fixture per 100 USF, for installation by the Tenant.

8. Electrical.

Electrical power is provided equaling four (4) watts per USF of 277/480 volt for lighting and two (2) watts per USF of 120/208 volt for equipment and receptacles. Landlord can provide additional power which will be sub-metered.

9. HVAC, Electrical and Mechanical.

     (a) Summer conditions: The entire air conditioning system to maintain a 78 degrees Fahrenheit dry bulb temperature at 92 degrees Fahrenheit dry bulb outdoor temperature. This design is for all office and public spaces. Equipment and elevator machine rooms will maintain an 85 degree Fahrenheit dry bulb temperature.

     (b) Winter conditions: The entire heating system for all spaces is to be maintained at 72 degrees Fahrenheit dry bulb temperature at 22 degrees Fahrenheit dry bulb outside temperature. Equipment and elevator machine rooms will maintain a 65 degree Fahrenheit dry bulb temperature.

     (c) The heat, ventilation and air conditioning systems shall at all times provide outside air in a quantity of not less than 0.14 cubic feet per minute per square foot of floor area. The HVAC system shall be designed to maintain the above condition based upon internal heat loads of one person per 250 square feet and the electrical loads stated in paragraph 8 above.

10.  Sprinkler System.

Piping and semi-recessed sprinkler heads installed in accordance with National Fire Protection Association Pamphlets 13 and 14 (one head per 225 square feet). Tenant is responsible for relocating and adding sprinkler heads necessary for Tenant's specific layout.

11. Building Exit Stairs.

All wall conditions other than the underside of intermediate landings and stair runs shall be painted concrete and painted gypsum board. Intermediate rails and handrails will be per code. Concrete walk surface should be finished to ACI-D standards. Stairwells have no ceilings.

"Usable Area" shall mean the gross usable area of the Premises as measured in accordance with BOMA.

12. Changes.

Landlord reserves the right to modify the Base Building Condition without Tenant's consent so long as such changes do not materially affect Tenant's use and design of the Premises including any cost of redesign.

II.  Leasehold Improvements Allowance:
     --------------------------------

     Landlord agrees to provide to Tenant an allowance with respect to the Premises of $21.00 per rentable square foot of the Premises (as finally determined pursuant to Section 1.01(c) of the lease) (the "Tenant Improvement Allowance"). Based on the projected number of rentable square feet in the Premises, the Tenant Improvement Allowance would be $2,679,831.00 (i.e., a total of 127,611 rsf x $21.00 prsf = $2,679,831.00). The Tenant Improvement Allowance may be applied to the cost of all (i) space planning, (ii) Tenant Construction Documents, (iii) contractor costs, (iv) construction management fees, and (v) other tenant improvements (collectively, the "Construction Costs"). Any unused portion of the Tenant Improvement Allowance and the Construction Documents Allowance described in Section III below may be used by Tenant (a) to offset other Tenant improvement costs, including voice and data cabling, security system, signage and moving or (b) as an offset against monthly Base Rental until fully utilized.

     In the event that the Construction Costs exceed the Tenant Improvement Allowance, Landlord shall provide to Tenant, if required by Tenant, an additional allowance (the "Additional Allowance") of up to $3.50 per rentable square foot of the Premises ($446,638.50 based on the projected number of rentable square feet, 127,611 in the Premises) to be used for the excess Construction Costs (if and to the extent utilized by Tenant, the Additional Allowance together with the Tenant Improvement Allowance is hereinafter collectively referred to as the "Allowance"). The Additional Allowance shall be disbursed by Landlord to Tenant in the same manner as the Tenant Improvement Allowance. Tenant shall repay such Additional Allowance to Landlord as additional rent hereunder at the rate of $.1217 per rentable square foot per annum for each $1.00 of Additional Allowance (or portion thereof) utilized by Tenant.

III. Tenant Construction Documents Allowance:
     ---------------------------------------

     Landlord shall provide Tenant with a credit equal to $0.25 per square foot of rentable area of the Premises for architectural, design, space planning, engineering and other planning costs ("Construction Documents Allowance"). Based on the projected number of rentable square feet in the Premises, 127,611, the Construction Documents Allowance would be $31,902.75.

IV.  Tenant Improvement Allowance Payment:
     ------------------------------------

     Prior to commencement of construction of Tenant's improvements to the Premises, Tenant shall furnish Landlord with an estimate of Tenant's total Construction Costs as described in Exhibit D. If Tenant anticipates total
                                   ---------
Construction Costs are less than the Tenant Improvement Allowance, Landlord shall pay Tenant the Tenant Improvement Allowance based on submission of an invoice by Tenant to Landlord no later than the 25/th/ day of each month. Each invoice shall list Construction Costs Tenant has previously paid along with copies of each paid invoice and lien waivers from each entity. Landlord will pay Tenant by the 20/th/ day of the following month for each Tenant invoice submitted in accordance with the terms of this paragraph. If the anticipated total Construction Costs are more than the Tenant Improvement Allowance, Landlord shall pay a portion of each Tenant invoice, such portion being a fraction, the numerator of which is $21.00 per square foot and the denominator of which shall be the total amount of the anticipated Construction Costs calculated on a rentable square foot basis times the total amount of Construction Costs then invoiced by Tenant to Landlord.

V.   Tenant Credit for Changes to Base Building Items:
     ------------------------------------------------

     In the event Tenant desires to substitute or delete any construction materials to be provided and/or installed in the Premises as part of the Base Building Condition, Tenant shall notify Landlord and Landlord shall promptly notify Tenant in writing what credit (on a per unit basis) Tenant shall receive for the deleted or substituted material, if any. After notice from Landlord, Tenant shall have the right to elect whether or not to substitute or delete such construction material(s). If Tenant fails to notify Landlord by the date set forth in Landlord's notice, then Tenant shall be deemed to have elected not to substitute or delete the construction material. Any delay in the Landlord Floor Delivery Date caused by such a request and/or election by Tenant shall be considered a Tenant Delay for purposes of this lease.

                                   EXHIBIT D
                                   ---------

                            CONSTRUCTION OF PROJECT
                            -----------------------

I.   COMPLETION IN ACCORDANCE WITH BUILDING PLANS.
     --------------------------------------------


     Landlord will complete the construction of the Project substantially in accordance with the Building Plans. Landlord agrees that the construction of the Project will be completed in accordance with the Building Plans without any material alteration in any of the following:

     (i)    the exterior design of the Building;

     (ii)   the exterior "skin" of the Building;

     (iii) the size of the Building, including the size of the floors of the Building;

     (iv) the specifications of the Building systems including, without limitation, MEP, HVAC, elevators, restrooms, and Building riser capacity for electronic services and floor load;

     (v) the size and number of spaces in the Parking Facility serving the Building or the means of ingress and egress thereto; and

     (vi) the size, design and overall quality of the finishes (including the type and quality of such finishes) of the main lobby of the Building.

     Except as expressly provided above, Tenant acknowledges and agrees that Landlord will be entitled to make revisions to the Building Plans without Tenant's consent, provided that none of the items listed above are materially altered and provided that none of Tenant's rights under this lease would be materially, adversely affected by such changes. If Landlord desires to make any changes to the Building Plans that would materially change any of the items listed above, Landlord must obtain Tenant's prior written consent (which consent may not be unreasonably withheld, conditioned or delayed by Tenant), before making such changes. Tenant shall have five (5) business days to notify Landlord whether or not Tenant approves such requested changes and in the event Tenant fails to respond within such 5-day period, then Tenant will be deemed to have approved such changes.

II.  PROJECT SCHEDULE AND SUBSTANTIAL COMPLETION.
     -------------------------------------------

     The term "Substantial Completion" with respect to the Project, shall mean the Landlord has obtained a Certificate of Substantial Completion from the Building Architect who prepared the Building Plans (as defined above), has obtained a Shell Certificate of Occupancy for the Building (either temporary or permanent) issued by the appropriate governmental jurisdiction and all of the following have occurred:

     (i) all primary Building operating systems described in the Building Plans are operational and servicing the Premises and all common areas, including vertical telephone risers or conduit to accommodate cables;

     (ii) at least two (2) passenger elevators are servicing the Premises from the ground floor lobby of the Building;

     (iii) the restrooms on Tenant's floors are fully operational and are substantially complete with all finishes installed therein, except for minor punchlist items;

     (iv) Tenant has reasonably unimpeded and safe access for itself, its employees and invitees to the Building, Parking Facility and the Premises;

     (v) the service drive, loading dock and freight elevator described in the Building Plans are operational and accessible by Tenant and Tenant's furniture installers and movers;

     (vi) the ground floor lobby of the Building is substantially complete in accordance with the Building Plans, subject to normal and customary punch list items;

     (vii) the Parking Facility for the Building is substantially complete with safe and unimpeded vehicular access thereto reasonably available; and

     (viii) access between the Parking Facility and the Building is substantially complete with reasonable unimpeded and safe access from the Parking Facility to the Building available and with reasonable elevator access from all levels of the Parking Facility to the floor on which access to the Building is provided.

                CONSTRUCTION OF INITIAL LEASEHOLD IMPROVEMENTS
                ----------------------------------------------

I.   SCHEDULE OF CRITICAL DATES
     --------------------------

          The following is a schedule of certain critical dates relating to Landlord's and Tenant's respective obligations with respect to construction of the leasehold improvements for the Premises. These dates, the specific references (e.g. the "Tenant Construction Documents Delivery Date") and the respective obligations of Landlord and Tenant are more fully described in II below.

          All references to days mean calendar days, not working or business days.

Reference                          Responsible Party   Due Date
---------                          -----------------   --------
"Tenant Program/Space Plan         Tenant              March 1, 2000
Delivery Date"

"Tenant Space Plan                 Landlord            Within 15 days after
Final Review Date"                                     Tenant Program/Space Plan
                                                       Delivery Date

"Tenant Construction Documents     Tenant              Within 45 days
Delivery Date"                                         after Tenant Space Plan
                                                       Final Review Date

"Tenant Construction Documents     Landlord            Within 15 days after
Review Date"                                           Tenant submits
                                                       Tenant Construction
                                                       Documents

"Tenant Construction Documents     Tenant              Within 10 days after
Revision Date"                                         Tenant receives
                                                       Landlord's comments
                                                       on Tenant Construction
                                                       Documents

"Landlord Floor Delivery Date"     Landlord            September 15, 2000

II.       LANDLORD AND TENANT PRE-CONSTRUCTION OBLIGATIONS
          ------------------------------------------------

1. Tenant shall inform Landlord of the architect and engineer which Tenant intends to employ to prepare the Tenant Construction Documents, and Landlord shall have the right to approve the proposed architect and engineer, which approval shall not be unreasonably withheld or conditioned. Landlord will respond within seven (7) business days of Tenant's request for approval. If Landlord fails to respond within that period, Landlord will be deemed to have approved Tenant's architect and engineer.

2. Tenant will deliver to Landlord no later than the Tenant Program/Space Plan Delivery Date the information described in IV below regarding Tenant's desired leasehold improvements (such information being hereinafter called the "Tenant Program"), and Tenant will cause its architect to submit for Landlord's review a space plan based on the Tenant Program (the "Space Plan"), which Space Plan will be used to prepare the Tenant Construction Documents (defined below).

3. On or before the Tenant Space Plan Final Review Date, Landlord will advise Tenant of any required changes to the Tenant Space Plan. If Landlord requests revisions to the Tenant Space Plan, then Tenant will cause its architect to incorporate such changes in the Tenant Construction Documents. Landlord's right to require any such changes shall be limited solely to changes required because Tenant's Space Plan is not compatible with or adversely affects the Building structure, systems and other Base Building Conditions or because improvements contemplated by Tenant's Space Plan will be visible from the exterior of the Premises and are of a type not customary for first-class office buildings.

4. Tenant will cause its architect to prepare and deliver to Landlord no later than the Tenant Construction Documents Delivery Date a complete set of coordinated architectural, structural, mechanical, electrical and plumbing engineering construction drawings and specifications sufficient to obtain a building permit and competitive bids, including the information described in Section IV below ("Tenant Construction Documents").

5. On or before the Tenant Construction Documents Review Date, Landlord will review the Tenant Construction Documents and shall notify Tenant of its approval of the Tenant Construction Documents or of any changes to the Tenant Construction Documents required by Landlord. Landlord's right to require any such changes shall be limited solely to changes required because Tenant's Space Plan is not compatible with or adversely affects the Building structure, systems and other Base Building Conditions or because improvements contemplated by Tenant's Space Plan will be visible from the exterior of the Premises and are of a type not customary for first-class office buildings.

6. Upon receipt of Landlord's comments to the Tenant Construction Documents, Tenant will cause its architect to revise the Tenant Construction Documents to incorporate Landlord's comments and shall resubmit the Tenant Construction Documents to Landlord on or before the Tenant Construction Documents Revision Date.

7. Landlord shall not charge Tenant any fee or other charge for reviewing and approving the Space Plan and the Tenant Construction Documents.

8.   Tenant shall comply with the requirements of the Tenant Development Manual.


III.      CERTAIN PROVISIONS RELATING TO CONSTRUCTION
          -------------------------------------------

1. At least thirty (30) days prior to construction commencement, Tenant shall obtain the prior written approval of Landlord as to the contractor to be used by Tenant, which approval shall not be unreasonably withheld or conditioned (the "Outside Contractor"). Landlord will respond within seven (7) business days of Tenant's request for approval. If Landlord fails to respond within that period, Landlord will be deemed to have approved Tenant's contractor.

2. It shall be Tenant's responsibility to ensure that the Outside Contractor shall (i) conduct its work in such a manner so as not to unreasonably interfere with any other construction occurring on or in the Building or the Premises; (ii) comply with the rules and regulations relating to the construction activities in or on the Building and Landlord's base Building general contractor (the "General Contractor") and such other reasonable rules and regulations, as may be promulgated from time to time by Landlord and Landlord's General Contractor as set forth in the Tenant Development Manual; (iii) maintain such insurance and bonds in force and effect as may be reasonably requested by Landlord or as required by applicable law (but in any event said insurance shall be in amounts at least equal to those required of the General Contractor); and (iv) be responsible for reaching agreement with Landlord and the General Contractor as to the terms and conditions for all Outside Contractor items relating to conducting its work, including but not limited to those matters relating to storage of materials and access to the Premises. As a condition precedent to Landlord's approving the Outside Contractor under Paragraph (1) above, Tenant and the Outside Contractor shall deliver to Landlord such assurances or instruments to evidence the Outside Contractor's compliance or agreement to comply with the provisions of this Paragraph (2). Landlord retains the right to make periodic inspections to assure conformity with the rules and regulations and with the plans and specifications. Landlord shall act reasonably and shall cause the General Contractor to act reasonably and to cooperate with Outside Contractor to allow Outside Contractor to perform its work expeditiously and in harmony with the work in the remainder of the Project. Landlord shall also provide Tenant and Outside Contractor electricity, water, elevator service and HVAC service (at the time and to the extent such services are available at the Building) throughout the course of the performance of Tenant's leasehold improvements at no charge to Tenant or Outside Contractor, except Tenant shall reimburse Landlord for its actual, out-of-pocket expenses incurred by Landlord in providing HVAC and electrical services. Tenant and Outside Contractor shall also be entitled to access to the Building loading dock and freight elevators on a daily basis, subject to reasonable scheduling requirements, with Tenant being entitled to use of such facilities on at least a pro rata basis based on the size of the Premises compared to the amount of leased space in the Building at the time Tenant performs such work.

3. Tenant shall indemnify and hold harmless Landlord and the General Contractor or any of Landlord's other contractors from and against any and all losses, damages, costs (including costs of suits and attorneys' fees), liabilities, or causes of action arising out of or relating to the work of the Outside Contractor, including but not limited to mechanics', materialmen's or other liens or claims (and all costs or expenses associated therewith) asserted, filed or arising out of any such work. All materialmen, contractors, artisans, mechanics, laborers and other parties hereafter contracting with Tenant for the furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the Premises are hereby charged with notice that they must look solely to Tenant for payment for same. Without limiting the generality of the foregoing, Tenant shall repair or cause to be repaired at its expense all damage caused by the Outside Contractor, its subcontractors or their employees. Any costs incurred by Landlord to repair any damage caused by the Outside Contractor or any costs incurred by Landlord in requiring the Outside Contractor's compliance with the rules and regulations in Paragraph 2(ii) above will become the obligation of Tenant under this lease.

4. Tenant shall, at Tenant's sole cost and expense, cause Tenant's mechanical engineer to prepare a report, in form and substance reasonably acceptable to Landlord, for the benefit of Landlord, certifying to the compliance of the work constructed by the Outside Contractor with the Tenant Construction Documents.

5. Outside Contractor shall be provided complete access to the Premises 24 hours per day, 7 days per week, beginning on the Landlord Floor Delivery Date. Landlord and Tenant will cooperate in good faith to document any deficiencies or incomplete items relative to the Premises so as not to cause any delay in work of the Outside Contractor.

6. Landlord Floor Delivery Date shall mean the date when all floors in the Premises have been sufficiently completed to allow Tenant's Outside Contractor (except any portion of the Premises located on the lobby level and the second (2/nd/) Floor which portion of the Premises shall be delivered to Tenant within thirty (30) days after the Landlord Floor Delivery Date with respect to the balance of the Premises) to commence and continue construction in an uninterrupted manner including the following:

     (a) Concrete floor slabs shall be broom clean and cleared of base building materials and equipment except stocked ceiling materials and light fixtures.

     (b) The building curtainwall shall be substantially complete except at the location of the exterior material hoist, but thermal protection will be provided so long as the hoist is in place.

     (c) Core walls shall be substantially complete and ready for Tenant's finishes.

     (d) Ceiling areas shall be substantially complete (ductwork, air distribution equipment, fire protection piping, and ceiling grid).

     (e) Electrical service and potable water shall be available to the Premises for Tenant's Outside Contractor's use.

     (f) Toilet facilities shall be available for Tenant's Outside Contractor's use. If Landlord makes available the Building's permanent toilet facilities for Tenant's Outside Contractor's use, Tenant shall be responsible for providing temporary protection, cleaning and maintenance, removal of temporary protection and restoration of such permanent facilities to the same condition as existed immediately prior to Tenant's Outside Contractor's use.

     (g) Hoisting facilities and associated off loading area shall be made available to Tenant's Outside Contractor by Landlord's General Contractor to the same extent as if Tenant's Outside Contractor were performing under a subcontract to Landlord's General Contractor.

     Landlord shall give Tenant written notice thirty (30) days prior to the anticipated Landlord Floor Delivery Date of each individual floor in the Premises. Within fourteen (14) days of such notice, Tenant and Tenant's Outside Contractor shall meet with Landlord and give Landlord a written list of any incomplete items needed to be completed to achieve the Landlord Floor Delivery Date on each floor. Landlord will be deemed to have achieved the Landlord Floor Delivery Date for each floor if Landlord does not receive such incomplete item list within such 14-day period or if so given and if Landlord completes the work on such list or if Tenant's Outside Contractor commences work on the floor.

     The Landlord Floor Delivery Date shall be accelerated by the number of days, if any, of any Tenant Delay (as hereinafter defined). For purposes of this lease, Tenant Delay shall mean any delay in the Landlord Floor Delivery Date or the substantial completion of the Project caused by Tenant, its agents, employees, consultants, contractors or subcontractors.

7. Tenant and Landlord acknowledge that in order to expeditiously complete the Building and Tenant's Work, it may be desirable or necessary to stock materials or haul trash on hours and on days in addition to the normal working hours and normal working days (off-hours). Tenant shall reimburse Landlord for Landlord's actual out-of-pocket expense without mark-up for costs Landlord incurs to provide such off-hours hoisting.

     Notwithstanding the above, on and after Substantial Completion of the Project by Landlord's General Contractor, Landlord shall make available to Tenant the Building's permanent service elevator for Tenant's Outside Contractor's use upon the following conditions:

     (a) Use of the service elevator shall be scheduled by Tenant's Outside Contractor with Landlord's representative.

     (b) Tenant shall not be charged for use of the service elevator except as follows:

          (i) If more than one tenant general contractor is working in the Building, at Landlord's option, Landlord may furnish an elevator operator for the service elevator. Tenant shall reimburse Landlord for Landlord's actual out-of-pocket expense for such elevator operator on a pro-rated cost with other contractors in the Building. Such pro-rated cost shall be based on the square footage under construction.

          (ii) If scheduled use of the service elevator is canceled with less than 6 hours notice to the Landlord's representative or not used, then the responsible contractor will be charged $50.00 per hour.

8. The "Completion Date" shall mean the later of (i) April 1, 2001, (ii) 195 days after the Landlord Floor Delivery Date has occurred so that Tenant can begin construction of Tenant's improvements, as extended for a Landlord Delay, as described in Paragraph 8 below.

9.   Landlord Delay.  The one hundred ninety-five (195) day period following
     ---------------
     Landlord's delivery to Tenant of the Premises on the Landlord Floor Delivery Date and the one hundred twenty (120) day period following Landlord's delivery of any Expansion Space shall be extended on a day-for-day basis for each day that completion of Tenant's improvements is actually delayed past the expiration of the 195-day and 120-day periods, as applicable ("Landlord Delay") by the acts or omissions of Landlord, its agents, employees or contractors, including, without limitation, delays resulting from any of the following:

     (a) Landlord's failure to respond to any submission of documents within the time period provided in Article I above or Landlord's failure to respond, within seven (7) business days, to any request by Tenant for Landlord's consent (which consent shall not be unreasonably withheld or conditioned) to any change orders to Tenant's Construction Documents;

     (b) Landlord's failure to provide services to Tenant during the performance of Tenant's leasehold improvements, as provided in Paragraph 2 above, but subject to the limitations provided therein;

     (c) Any material interference by Landlord's General Contractor with the reasonable performance of the Tenant's leasehold improvements; and

     (d) Landlord's failure to provide Tenant reasonable access to the freight elevator and loading dock as described in Paragraph 2 above, subject to reasonable scheduling.

IV.  INFORMATION REQUIRED ON TENANT DOCUMENTS
     ----------------------------------------

     A. MINIMUM INFORMATION REQUIRED OF TENANT PROGRAM:

1. List all fixed walled offices, by dimension, square footage, wall type (half wall, full height, insulated, etc.) and location (exterior or interior).

2. List of all fixed wall conference and meeting rooms, by dimension, height, square footage and location (exterior or interior).

3. List of all moveable wall work stations, by dimension, height, square footage, location and manufacturer.

4. List of all secretarial stations and relationship to offices or work stations, by dimension, type (fixed wall or moveable wall) and location.

5. List of all file rooms, storage rooms, libraries, computer rooms, telephone/data rooms and other interior rooms, by dimension, type, use, proximity requirements and location.

6. List of all coffee stations, pantries, kitchens, lunch rooms, etc., by dimension, occupancy, use, fixture and plumbing requirements and millwork desired.

7. Describe the desired entrance and reception area, including the type and size of reception desk (new or existing), the number of seats (sofa, loveseat, chairs, etc.), tables, flooring, etc.

8. List any rooms or areas which require lighting other than Building Standard 2' x 4' fluorescent light fixtures.

9. List any heavy items including their approximate weight (i.e. file rooms, safes, storage rooms, etc.)

10. List any area which require special, supplemental or 24-hour ventilation or air conditioning.

11. Describe office technology to be employed, including computers, copiers, printers, telecommunications and need for dedicated or GFI power.

12. Describe the firm's security/access control philosophy (i.e., standard hardware, number of locked doors, electronic security, video security, etc.)

13. Approximate the number of employees anticipated in the new location, the projected occupancy growth and the visitor profile (i.e. sporadic visitors versus training classes).

14. Describe the firm's normal hours of operation and any regular extended hours of operation.

15. Provide any additional information which you feel would be helpful in understanding the optimum layout for your offices.

     B.   MINIMUM INFORMATION REQUIRED OF TENANT SPACE PLAN:

The Tenant Space Plan will provide architectural floor plans of the Tenant's Leased Premises. The Plan will be labeled, titled and dated and will be drawn at 1/8" scale. The following information will be provided on the drawings:

                           Architectural Information
                           -------------------------

Column centerlines and designations               Floor identification

Room, area and corridor identification            Dimensions of rooms, areas and corridors

Partition locations                               Location, height and swing of all doors

Ceiling heights and location                      Architectural or structural items to be
of different types of ceiling material            located above ceiling (i.e. screens or
                                                  grilles)

Millwork and cabinetry                            Furniture

                Electrical, Lighting and Telephone Information
                ----------------------------------------------

Location of wall-mounted electrical,              Location of floor-mounted electrical,
telephone and data outlets                        telephone and data outlets

Location, power requirements and                  Locations and requirements of any
specifications of special receptacles             disconnect switches
and separate circuits for copiers, appliances,
computers and other special equipment

Location and type of all lighting fixtures and light control devices

                      Mechanical and Plumbing Information
                      -----------------------------------

Heavy occupant load area will be                  Estimated load on the condenser water and
identified for discussion of potential            chilled water systems
solutions

Non-standard HVAC and special exhaust             Location and specifications of all plumbing fixtures
requirements (i.e. computer and                   fixtures

conference rooms)

Location of all appliances and equipment which need a water supply or a drain

                            Structural Information
                            ----------------------

Location and approximate weight of all rolling files, concentrated filing area, safes and other heavy equipment

Any design elements which may modify the Base Building structural, architectural, mechanical, electrical or plumbing systems will be identified at this time for discussion and cost implication review.

     C.   MINIMUM INFORMATION REQUIRED OF TENANT CONSTRUCTION DOCUMENTS:

The completed Tenant Construction Documents will include Architectural, Structural, Mechanical, Electrical, Plumbing and Fire Protection sheets, including specifications, details and elevations necessary to fully describe the Leasehold Improvements. The Tenant Construction Documents will be prepared, sealed and stamped by a State of Georgia registered architect and mechanical, electrical and plumbing engineers. A structural review of the Tenant Construction Documents will be performed by the Building Structural Engineer. The completed Tenant Construction Documents will be marked "For Construction."

The standard size for all drawings will be 30" x 42". Designers will include all information on the plan sheets so that users do not have to refer to separate specification booklets to obtain information. At a minimum, the Architectural and MEP Construction Documents will include the following information:

          1. Floor Plan with the location and type of all partitions (1/8 = 1'-0" scale).

          2. Location and type of all doors with hardware and keying information provided (door and hardware schedule).

          3.   Location and type of glass partitions, windows and framing.

          4. Location of telephone equipment room (note type of telephone system, square feet of mounting boards and HVAC and electrical requirements).

          5.   Critical dimensions necessary for construction.

          6. Location of all Building Standard electrical items - outlets, switches, telephone outlets.

          7. Reflected ceiling plan showing location and switching of all Building Standard lighting, exit signs, emergency lighting and life safety devices.

          8. Location and type of all non-Building Standard electrical items, including lighting, security and data/voice communication work.

          9. Location and type of equipment that will require special electrical requirements (i.e., dedicated circuits, data, GFI, etc.). Provide manufacturers specifications for use and operation.

          10. Electrical panel schedule with total rated electrical design load calculation in watts.

          11. Location, weight per square foot and description of any exceptionally heavy equipment or filing system exceeding 50 pounds per square foot live load.

          12. Requirement for any special air conditioning, ventilation or exhaust.

          13.  HVAC Reflected Ceiling Plan.

          14. Mechanical equipment schedule indicating sizes, specifications and characteristics of all equipment.

          15.  Complete heating and cooling load calculation for all equipment.

          16.  Type and color of floor covering (including type of padding).

          17.  Location, type and color of wall covering.

          18.  Location, type and color of paint and all other finishes

          19.  Location and type of plumbing (including all fixtures).

          20. Location and type of kitchen, pantry or coffee bar equipment, millwork and shelving.

          21.  All millwork and built-in equipment fully dimensioned.

          22. Corridor entrance doors and frame, as well as work required in the adjacent corridor and elevator lobby.

          23.  Bracing or support of special walls, glass partitions, etc.

          24. All connections to or modifications of the Base Building mechanical, electrical, plumbing and fire protection systems.

All new mechanical, electrical and plumbing metering devices or systems.

                                   EXHIBIT E
                                   ---------

                     AIR CONDITIONING AND HEATING SERVICES
                     -------------------------------------


     Subject to the provisions of Section 3.01(b), Landlord will furnish Building Standard air conditioning and heating between 7 a.m. and 6 p.m. on weekdays (from Monday through Friday, inclusive) and between 8 a.m. and 1:00 p.m. on Saturdays, all exclusive of Holidays as defined below (the "Building Operating Hours"). Upon request of Tenant made in accordance with the rules and regulations for the Building, Landlord will furnish air conditioning and heating at other times (that is, at times other than the times specified above), in which event Tenant shall reimburse Landlord for Landlord's actual cost of furnishing such services.

          The following dates shall constitute "Holidays" as said term is used in this lease:

          (a)  New Year's Day
          (b)  Memorial Day
          (c)  Independence Day
          (d)  Labor Day
          (e)  Thanksgiving Day
          (f)  Friday following Thanksgiving Day
          (g)  Christmas
          (h) Any other holiday generally recognized as such by landlords of office space in the metropolitan Atlanta office market, as determined by Landlord in good faith (not to exceed one (1) extra day per calendar year).

If in the case of any holiday described in (a) through (g) above, a different day shall be observed than the respective day above-described, then that day which constitutes the day observed by national banks in Atlanta, Georgia on account of such holiday shall constitute the holiday under this lease.

                                   EXHIBIT F
                                   ---------

                        BUILDING RULES AND REGULATIONS
                        ------------------------------


1. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be used for the disposal of trash, be obstructed by tenants, or be used by tenants for any purpose other than entrance to and exit from the Premises and for going from one part of the Building to another part of the Building.

2. Plumbing fixtures shall be used only for the purposes for which they are designed, and no sweepings, rubbish, rags or other unsuitable materials shall be disposed into them. Damage resulting to any such fixtures from misuse by a tenant shall be the liability of said tenant.

3. Signs, advertisements, or notices visible in or from public corridors or from outside the Building shall be subject to Landlord's prior written approval.

4. Movement in or out of the Building of furniture, office equipment, or any other bulky or heavy materials shall be restricted to such hours as Landlord shall reasonably designate. Landlord will determine the method and routing of said items so as to ensure the safety of all persons and property concerned. Advance written notice of intent to move such items must be made to the Building management office.

5. All routine deliveries to a tenant's Premises during 8:00 a.m. to 5:00 p.m. weekdays shall be made through the freight elevators. Passenger elevators are to be used only for the movement of persons, mail carts and similar devices so long as all such devices contain rubber padding or bumpers to reduce damage to the elevators, unless an exception is approved by the Building management office. Delivery vehicles shall be permitted only in such areas as are designated by Landlord, from time to time, for deliveries to the Building.

6. Building management shall have the authority to prescribe the manner that heavy furniture and equipment are positioned.

7. Corridor doors on multi-tenant floors, when not in use, shall be kept closed.

8.   Tenant space that is visible from public areas must be kept neat and clean.

9. All freight elevator lobbies are to be kept neat and clean. The disposal of trash or storage of materials in these areas is prohibited.

10. No animals shall be brought into or kept in, on or about the Building, except for seeing-eye dogs.

11. Tenant shall not tamper with or attempt to adjust temperature control thermostats in the Premises. Landlord shall adjust thermostats as required to maintain the Building standard temperature. Landlord requests that all window blinds remain down and tilted at a 45 degree angle toward the street to help maintain comfortable room temperatures and conserve energy.

12. Tenant will comply with all reasonable security procedures during business hours and after hours and on weekends, but, subject to such procedures, Tenant's employees shall have access to the Premises 24 hours per day, 7 days per week.

13. Tenants are requested to lock all office doors leading to corridors and to turn out all lights at the close of their working day.

14. In the event that the Premises do not contain an automated mechanism for providing after-hours HVAC service, Landlord shall provide 24 hours per day, 7 days per week "on call" staffing to process Tenant's request for such service.

15. No flammable or explosive fluids or materials shall be kept or used within the Building except in areas approved by Landlord, except for in connection with the generator as provided in Special Stipulation #9 and Tenant shall comply with all applicable building and fire codes relating thereto.

16. Tenant may not place any items on the balconies of the Building that alter the exterior appearance of the Building without obtaining Landlord's prior written consent.

17. Any motor vehicle exceeding the height restrictions of the Parking Facility shall not be parked at any location within Perimeter Summit.

18. Tenant may not make any modifications, additions or repairs to the Premises and may not install any furniture, fixtures or equipment in the Premises which is in violation of any applicable building and/or fire code governing the Premises or the Project.

In the event of any conflict between these Rules and Regulations and the provisions of the lease, the provisions of the lease shall control.

                                   EXHIBIT G
                                   ---------

                 RENTABLE AREA AND COMMENCEMENT DATE AGREEMENT
                 ---------------------------------------------

Rentable area of the Premises: ____________

Rentable area of the Building: _________________

          The above calculation represents the parties' agreed final determination of the rentable area of Tenant's Premises and the Building and shall be used to define the rentable area of the Premises and the Building for all purposes of the lease between Landlord and Tenant to which this Exhibit G is
                                                                    ---------
attached.

          The below date represents the parties' agreed final determination of the Commencement Date, as defined in Section 1.02(b) of the lease between Landlord and Tenant to which this Exhibit G is attached, and shall be deemed to
                                  ---------
be the Commencement Date for all purposes under the lease.

Commencement Date: _________, _____

LANDLORD:                                    TENANT:

PERIMETER SUMMIT PARCEL 3 LIMITED            NORTHERN TRUST RETIREMENT
PARTNERSHIP, a Georgia limited               CONSULTING, LLC a Delaware limited
partnership                                  liability corporation

By:  3003 Perimeter Summit Realty Corp., a   By: ______________________
     Delaware corporation, general partner       Name:  _______________
     of Perimeter Summit Parcel 3 Limited        Title: _______________
     Partnership

   By: ______________________
       Name:  _______________
       Title: _______________

By:  Hines Management, L.L.C., a Delaware
     limited liability company, general
     partner of Perimeter Summit Parcel 3
     Limited Partnership

   By:  Hines Interests Limited Partnership,
        a Delaware limited partnership, sole
        member of Hines Management, L.L.C.

        By: Hines Holdings, Inc., a Texas
            corporation, sole member of Hines
            Interest Limited Partnership

          By: _________________________
              C. Kevin Shannahan
              Executive Vice President

                                   EXHIBIT H
                                   ---------

                             SPECIAL STIPULATIONS
                             --------------------

     These Special Stipulations are hereby incorporated into this lease and in the event that they conflict with any provisions of this lease, these Special Stipulations shall control.

1.   Base Rental.
     ------------

     a.   Base Rental for the Premises shall be as follows:

                             Base Rental
          Lease Year            PRSF
          ----------         -----------

              1                 $16.00
              2                 $16.40
              3                 $16.81
              4                 $17.23
              5                 $17.66
              6                 $18.10
              7                 $18.56
              8                 $19.02
              9                 $19.49
              10                $19.98
              11                $20.48
              12                $20.99
              13                $21.52
              14                $22.06
              15                $22.61

     Annual and Monthly Base Rental shall be calculated based upon the final determined or agreed upon rentable area of the Premises as provided in Section
1.01 of the lease.

2.   Extension Option.
     ----------------

     So long as this lease is in full force and effect and Tenant is not in default beyond any applicable notice and grace period in the performance of any of the covenants or terms and conditions of this lease at the time of notification to Landlord or at the time of commencement of the Extension Period, as that term is hereinafter defined, Tenant shall have the option (collectively, the "Extension Options") to extend the term of this lease with respect to all or any portion of the Premises (subject to the limitations described below) for two (2) additional periods of five (5) years each (collectively, the "Extension Periods" and, individually, the "Extension Period") subject to the following terms and conditions: Tenant shall provide Landlord with at least twelve (12) months written notice of its desire to extend this lease. Tenant shall have the right to exercise each Extension Option separately but Tenant shall only have the right to exercise the second Extension Option if Tenant has properly exercised the first Extension Option. Tenant's right to exercise the Extension Option(s) with respect to a portion of the then existing Premises leased pursuant to this lease shall be subject to the following conditions and limitations:

     a. Tenant shall only have the right to exercise an Extension Option in full floor increments (except as noted below) with a minimum of four
          (4) floors.

     b. If Tenant elects to extend the lease with respect to its Premises on Floor 2 of the Building, Floor 2 shall be deemed to include, and Tenant shall also extend the term of this lease with respect to, any portion of the Premises located on the lobby level.

     c.   All floors must be contiguous to each other.

     d. Unless Tenant elects to exercise its Extension Option with respect to its lower most floors in the Building (i.e. floors 2 including the lobby through 5 if Tenant elects to only extend with respect to 4 floors), Landlord shall have the right to approve Tenant's floor selection, in Landlord's sole and absolute discretion.

     The Extension Periods shall be upon the same terms and conditions of this lease except that the Base Rental during the Extension Periods shall be at an annual rate equal to ninety five percent (95%) of the then current fair market rental rate for leases comparable to this lease for space comparable to the Premises in the Perimeter Center submarket taking into account all relevant factors including without limitation, age and quality of building, size of space, length of term creditworthiness of tenant, free rent, method of paying operating expenses, tenant improvement allowances, rent concessions, and rental escalations (the "FMR"). The FMR shall be determined by Landlord and Tenant by mutual agreement; however, if Landlord and Tenant cannot agree in writing on the FMR within thirty (30) days after Tenant's notice of its election to renew, the FMR shall be determined by the Broker Method set forth below. Tenant shall have no option to renew this lease beyond the expiration of the second Extension Period, and the Premises shall be delivered in their existing condition (on an "as is" basis) at the time each Extension Period commences. Within fifteen (15) days after Tenant's exercise of the Extension Option, Landlord shall advise Tenant in writing of its determination of the FMR, on a rentable square foot basis, as of the beginning of the applicable Extension Period. Within ten (10) business days of receipt of Landlord's notice, Tenant shall advise Landlord, in writing, whether or not Tenant accepts or rejects the FMR proposed by Landlord. If Tenant accepts such rate in writing, then the Base Rental rate during such Extension Period shall be said rate with escalations as provided in the determination, if any. If Tenant rejects in writing the FMR proposed by Landlord, Tenant shall have the option to specify in such notice its selection of a real estate broker, who shall act on Tenant's behalf in determining the FMR or elect to allow the then current term of this lease to expire. Within fifteen (15) days after Landlord's receipt of Tenant's selection of a real estate broker, Landlord, by written notice to Tenant shall designate a real estate broker, who shall act on Landlord's behalf in the determination of the FMR. Within fifteen
     (15) days of the selection of Landlord's broker, the two brokers shall select a third broker meeting the qualifications stated below. Each of the parties shall bear one-half (1/2) of the cost of the appointment of the third broker and of the third broker's fee to determine such FMR. Within fifteen (15) days following the appointment of the third broker, Landlord and Tenant's brokers shall each submit to the third broker in a sealed envelope its respective determination of FMR. The third broker shall then hold such hearings and collect such evidence as the third broker deems appropriate. Within thirty (30) days of his/her appointment, the third Broker shall select either the FMR submitted by Landlord's broker or the FMR submitted by Tenant's broker, whichever he/she believes is closest to the fair market value, taking into account all of the criteria set forth above. All brokers selected in accordance with this subparagraph must be licensed in the State of Georgia as a real estate broker and shall have at least ten (10) years prior experience immediately prior to the date in question in commercial office leasing in The Northwest submarket of Atlanta, Georgia. If either Landlord or Tenant fails or refuses to select a broker, the other broker shall alone determine the FMR. Landlord and Tenant agree that they shall be bound by the determination of FMR pursuant to this subparagraph for the Extension Period. Landlord shall bear the fee and expenses of its broker and Tenant shall bear the fee and expenses of its broker.

3.   Antennae Equipment.
     ------------------

     Landlord hereby grants to Tenant the right to install, maintain and operate, free of charge, up to three (3) satellite dishes and related equipment (each dish not to exceed three (3) feet in diameter and not to exceed three (3) feet in height) (the "Equipment") on the roof of the Building subject to the following terms and conditions:

     a. The location of the Equipment shall be approved by Landlord prior to Tenant's installation of the Equipment. Tenant shall deliver to Landlord Tenant's plans and specifications for the installation of the Equipment and the surrounding screening for review and approval by Landlord's engineer not less than thirty (30) days prior to commencing installation of the Equipment. Landlord's approvals hereunder shall not be unreasonably withheld, conditioned or delayed.

     b. Tenant shall install the Equipment in an aesthetically pleasing manner and exercise all reasonable steps to shield or screen the Equipment from public view. Tenant shall fence or screen the Equipment so as to minimize any risks to ensure that the Equipment does not create a nuisance.

     c. Tenant shall operate the Equipment in compliance with all applicable laws, rules, regulations and ordinances.

     d. Tenant hereby agrees to indemnify and hold Landlord, its agents, employees, contractors and representatives, harmless from and against any and all cost, claims, damages (including, but not limited to, any damage to the building, the roof or Landlord's property), causes of action and liability which may arise by reason of any occurrence attributable to or arising out of Tenant's installation, maintenance, repair, operation or removal of any of the Equipment, including without limitation, any claim or cause of action for injury to or death of any person or damage to any property arising therefrom and Tenant agrees to defend any claim or demand against Landlord, its agents or employees arising out of any such occurrence. Tenant shall, upon thirty (30) days prior written notice from Landlord, reimburse Landlord for all costs and expenses incurred by Landlord as a result of Tenant's operation of the Equipment, including damages to the building and the furnishing of electric power for the operation of the Equipment.

     e. Upon the expiration or earlier termination of this lease, Tenant shall promptly remove the Equipment and repair all damage to the Building caused thereby.

     f. Tenant's Equipment shall not hinder or unreasonably interfere with any other tenants' or licensees' installation, operation and maintenance or repair of the antennae equipment. Landlord shall cause any equipment installed by Landlord or other tenants of the Building not to unreasonably hinder or interfere with the operation of Tenant's Equipment.

     g. Tenant shall have the right, subject to the reasonable supervision of the Building engineer, to use the Building risers to install cabling to connect the Equipment to the Premises.

     h. Landlord reserves the right to enter into a contract with a third-party manager for the leasing and management of the roof of the Building. Tenant shall be responsible for complying with all reasonable rules and regulations set forth by such manager. Tenant further agrees to cooperate with Landlord and any third-party manager and to enter into license agreement(s) with such parties to evidence Tenant's roof top rights, but, in no event shall Tenant be obligated to pay any rent or license fee for its installation and operation of the Equipment.

     i. Landlord shall perform all roof modifications and penetrations necessary for the installation, maintenance or removal of Tenant's Equipment. Tenant will reimburse Landlord for all reasonable costs and expenses incurred by Landlord in connection with such roof penetrations and modifications.

4. Notwithstanding anything to the contrary contained in this lease, provided Tenant is not in default hereunder following the expiration of any applicable notice and cure period, Tenant shall have the option to terminate this lease, effective as of on the tenth (10/th/) anniversary of the day immediately preceding the Commencement Date (the "Termination Date") by providing Landlord with written notice of such Termination Option election (the "Termination Notice"). Such Termination Notice shall be effective only if it is given to Landlord at least twelve (12) months prior to the Termination Date (the "Termination Notice Deadline"); accordingly, if Tenant has not given its Termination Notice to Landlord prior to the Termination Notice Deadline, this Termination Option shall expire and be of no further force or effect, and Tenant shall have no right or option to terminate this lease pursuant to this paragraph at any time after, the Termination Notice Deadline. As a condition precedent to any termination of this lease pursuant to the provisions of this paragraph, Tenant must deliver to Landlord, on or before the Termination Date, an amount as a termination fee equal to the unamortized portion (amortized at eight percent (8%) per annum) of any tenant improvement allowance and leasing commissions, (including any attributable to additional space added to the Premises during the term of this lease) to Tenant and legal fees and expenses relating to the initial lease. Within thirty (30) days after the Commencement Date, Landlord shall provide to Tenant a summary of the initial costs to be amortized as part of the foregoing formula. It is hereby acknowledged that any such amount required to be paid by Tenant in connection with such early termination is not a penalty but a reasonable pre-estimate of the damages which would be incurred by Landlord as a result of such early termination of this lease (which damages are impossible to calculate more precisely) and, in that regard, constitutes liquidated damages with respect to such loss. Tenant shall continue to be liable for its obligations under this lease to and through the Termination Date including, without limitation, additional rental that accrues pursuant to the terms of this lease, with all of such obligations surviving the early termination of this lease. The rights granted to Tenant under this paragraph are personal to Tenant, and in the event of any assignment of this lease (other than an assignee for which Landlord's consent is not required) or sublease by Tenant, this Termination Option shall thenceforth be void and of no further force or effect.

5. So long as Tenant is not in default under this lease, Tenant shall have the exclusive right (i.e. neither Landlord nor any other tenant shall have signs on the Building exterior or on the Parking Facility except any reasonably sized address signs at street level identifying the name, address or location of the Building) to install and maintain, at its sole cost and expense, exterior signage on two (2) of the four (4) sides near the top of the Building (the "Building Signs") subject to the following terms and conditions:

     a. The location, design, construction, size and other aspects of such Building Signs shall be generally as described on Exhibit L.
                                                                      ---------
               Otherwise, all such aspects of such Building Signs including, without limitation, all modifications, replacements or alterations thereto shall be subject to Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed.

     b. The expense of installing, constructing, maintaining and removing the Building Signs shall be the sole cost and expense of Tenant (subject to application, at Tenant's sole discretion, of the Tenant Improvement Allowance) and shall be paid directly by Tenant. Tenant shall be responsible for all costs and expenses associated with the Building Signs and Tenant shall promptly repair any damage to the Building resulting from the installation, construction, maintenance or removal of such Building Signs, normal wear and tear, fire or other casualty excepted.

     c. Tenant hereby agrees to indemnify and hold Landlord harmless for any cost, expense, loss or other liability associated with the installation, construction, maintenance and removal of the Building Signs.

     d. No subtenant of the Premises shall have the use or benefit of the Building Signs, except if Tenant subleases all of the Premises for all of the term of this lease (less a nominal amount of time such as an hour or a day) in which case such subtenant shall be deemed an assignment solely for the purposes of this paragraph. Tenant's rights to the Building Signs shall only be assigned in connection with an assignment of this lease, which assignment either constitutes a Permitted Transfer or is otherwise approved by Landlord pursuant to the other terms of this lease. Landlord shall have the right to disapprove of any such assignment of the Building Signs if and to the extent the name on the Building Signs is to be changed to a name that is inconsistent with the operation of the Project as a first-class office project or otherwise diminishes or impairs the quality of the Project.

     e. Upon the expiration or earlier termination of this lease or in the event Tenant's signage rights hereunder are terminated, Tenant shall promptly remove the Building Signs and reimburse Landlord for all costs and expenses associated with any damage to the Building caused by such removal.

     f. In the event that Tenant (and any Permitted Transferee) ceases to occupy, without regard to any sublease, at least four (4) full floors of the Building, Tenant's signage rights under this provision shall immediately terminate.

6. So long as this lease is in full force and effect and Tenant is not in default hereunder after expiration of any applicable notice and cure period, Tenant shall have the right at its sole cost and expense, to install and maintain its name on the monument signage adjacent to the driveway to the Building ("Tenant's Signage"), subject to the following terms and conditions:

     a. Landlord, at its sole cost and expense, shall install a monument sign adjacent to the driveway of the Building. The design, construction, size, Tenant's identification and other aspects of such monument signage shall be generally as shown on Exhibit L. Otherwise, all other
                                                 ---------
          aspects of Tenant's Signage including, without limitation, all modifications, replacements or alterations shall be subject to Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed.

     b. The expense of installing, constructing, maintaining and removing Tenant's Signage shall be the sole cost and expense of Tenant and shall be paid directly to Landlord by Tenant. Tenant shall be responsible for all costs and expenses associated with Tenant's Signage (i.e., Tenant's name on the monument sign).

     c. No subtenant of the Premises shall have the use of benefit or the Tenant's Signage, except if Tenant subleases all of the Premises for all of the term of this lease (less a nominal amount of time such as an hour or a day) in which case such subtenant shall be deemed an assignment solely for the purposes of this paragraph. Tenant's rights to the Tenant's Signage shall only be assigned in connection with an assignment of this lease, which assignment either constitutes a Permitted Transfer or is otherwise approved by Landlord pursuant to the other terms of this lease. Landlord shall have the right to disapprove of any such assignment of the Tenant's Signage if and to the extent the name on the Tenant's Signage is to be changed to a name that is inconsistent with the operation of the Project as a first-class office project or otherwise diminishes or impairs the quality of the Project. Notwithstanding the foregoing, Tenant shall have the right to transfer its rights to Tenant's Signage under this Special Stipulation No. 6 to any subtenant who subleases at least two (2) full floors of the Premises. In such event Tenant shall notify Landlord in writing at the time Tenant intends upon transferring its signage rights hereunder and Landlord shall have the right to approve any change to the Tenant's Signage pursuant to the terms and conditions set forth in this subsection. The subtenant's signage rights hereunder shall be subject to the terms and conditions set forth in subsection
          d. below.

     d. In the event that Tenant (and any Permitted Transferee) ceases to occupy, without regard to any sublease, at least four (4) full floors of the Building or in the event that Tenant transfers its rights to Tenant's Signage as permitted in subsection c. above, Landlord shall have the right, at Landlord's sole cost and expense, to relocate Tenant's Signage from the most prominent position on the monument sign to one of the secondary positions thereon.

     e. Landlord hereby agrees that Landlord shall only have one (1) monument or tombstone sign with respect to the Project and such sign shall only contain the name of four (4) tenants (Tenant plus three (3) others), plus the name or address of the Project. Tenant's Signage shall be the uppermost and most prominent name on the monument sign (Landlord hereby agreeing to use a larger font or script with respect to Tenant's name as compared to the other names).

7. So long as Tenant is not in default hereunder following the expiration of any applicable notice and cure period, Tenant shall have the right to lease the Expansion Space (as that term is hereinafter defined) pursuant to and in accordance with the following terms and conditions:

     a. Tenant shall have the right to exercise such expansion right with respect to the space referenced in Expansion Schedule I depicted below (the "Expansion Space"). Each expansion option A through and including F (collectively, the "Expansion Options" and, individually, an "Expansion Option") is independent of each other and may be exercised by Tenant without regard to any other Expansion Option; provided, however, if Tenant elects only to exercise Expansion Option A on or before April 1, 2000, then Tenant's Expansion Options shall be as depicted in Expansion Schedule II. Each Expansion Option shall be applicable only to all of the Expansion Space for each Expansion Option and Tenant shall have no right to exercise an Expansion Option with respect to less than all of such Expansion Space.

b.                    Expansion Schedule I

-----------------------------------------------------------------------------------------------------
Expansion       Floor        Rentable Sq. Ft.         Target Occupancy           Expansion Notice
 Option                                                     Date                       Date
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
A           6 (partial)                   12,188        April 1, 2001             April 1, 2000
-----------------------------------------------------------------------------------------------------
B                      8                  24,162        April 1, 2001             April 1, 2000
-----------------------------------------------------------------------------------------------------
C                      7                  24,162        April 1, 2004              June 1, 2003
-----------------------------------------------------------------------------------------------------
D                     10                  24,159        April 1, 2006              June 1, 2005
-----------------------------------------------------------------------------------------------------
E                     11                  23,678        April 1, 2008              June 1, 2007
-----------------------------------------------------------------------------------------------------
F                     12                  24,002        April 1, 2010              June 1, 2009
-----------------------------------------------------------------------------------------------------


                             Expansion Schedule II

-----------------------------------------------------------------------------------------------------
Expansion       Floor        Rentable Sq. Ft.         Target Occupancy           Expansion Notice
  Option                                                    Date                       Date
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
A           6 (partial)                   12,188        April 1, 2001             April 1, 2000
-----------------------------------------------------------------------------------------------------
B                      8                  24,162        April 1, 2004              June 1, 2003
-----------------------------------------------------------------------------------------------------
C                      7                  24,162        April 1, 2006              June 1, 2005
-----------------------------------------------------------------------------------------------------
D                     10                  24,159        April 1, 2008              June 1, 2007
-----------------------------------------------------------------------------------------------------
E                     11                  23,678        April 1, 2010              June 1, 2009
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
F                     12                  24,002        April 1, 2012              June 1, 2011
-----------------------------------------------------------------------------------------------------

     c. Each Expansion Option shall be exercised by Tenant, if at all, by Tenant's written notice to Landlord on or before the Expansion Notice Date described in the applicable Expansion Schedule for each Expansion Option. Should Tenant fail to duly and timely exercise any Expansion Option, it shall become null and void and of no further force and effect. Should Tenant duly and timely exercise an Expansion Option, the Expansion Space shall be added to the Premises from and after the earlier to occur of (i) one hundred twenty (120) days after the date Landlord delivers the Expansion Space to Tenant (which date Landlord hereby agrees will be no earlier than the Target Occupancy Date with respect to such Expansion Space and shall be no later than ten (10) months after such Target Occupancy Date, subject to force majeure and Delay Items) or (ii) the date Tenant begins conducting business in the applicable Expansion Space (the "Effective Date"), through the last day of the term, as the same may be extended. The Expansion Space shall be subject to all terms and provisions of this lease, as amended, including Base Rent (on a per rentable square foot basis), and additional rent then in effect for the Premises.

     d. Tenant improvements for the Expansion Space shall be designed and installed in accordance with the procedures and conditions set forth in the Exhibits attached to this lease as Exhibit C and Exhibit D and
                                                    ---------     ---------
          Tenant's allowance for improvements shall be an amount equal to the product of multiplying $21.25 times the number of square feet of rentable area in the Expansion Space times a fraction, the numerator of which is the number of full calendar months remaining in the initial Term after the Effective Date, and the denominator of which is 180.

8. Beginning in calendar year 2002 and in each calendar year thereafter, increases in Tenant's Additional Rental shall, with the exception of real estate taxes, utility charges, and insurance premiums and costs, be limited to a cumulative per year increase of six percent (6%), compounded annually, as compared to Tenant's Additional Rent for calendar year 2001, subject to the other adjustments to Operating Expenses as provided in this lease. Increases in real estate taxes, utility charges and insurance premiums and costs shall not be subject to any limit or "cap". For example, if the portion of Operating Expenses subject to this cap is $3.00 during calendar year 2001, the portion of Operating Expenses subject to this cap shall not exceed $3.18 in 2002, $3.37 in 2003, $3.57 in 2004, etc. In the event that Operating Expenses for calendar year 2001 do not reflect a full calendar year of operation with respect to the Project, the Operating Expenses for 2001 shall be adjusted so as to reflect a full calendar year of building operation.

9. So long as this lease is in full force and effect and Tenant is not in default following expiration of any applicable notice and cure period, Tenant shall have the right, at its sole cost and expense, to erect, install and maintain a generator serving the Premises, subject to the following terms and conditions:

          a. The location, design, construction, size, capacity and all other aspects of such generator shall be subject to Landlord's prior approval, which approval shall not be unreasonably withheld.

          b. Tenant shall shield or screen the generator from public view. In the event that the generator is located in the Parking Facility, any parking space(s) taken by the generator shall be counted towards the total number of parking spaces allocated to Tenant under this lease.

          c. The expense of installing, construction, maintaining and removing the generator shall be the sole cost and expense of Tenant and shall be paid directly to Tenant. Tenant shall be responsible for all costs and expenses associated with such generator and Tenant shall promptly repair any damage to the Building or the Land resulting from the installation, construction, maintenance or removal of such generator. Upon the termination or expiration of the lease, Tenant shall promptly remove the generator at its sole cost and expense. Tenant shall restore any portion of the Building or Land affected by the generator to substantially the same condition existing prior to the installation of the generator, normal wear and tear expected.

10. Tenant shall have the right to install an automatic teller machine, automatic currency exchange and other similar facilities in the Premises so long as they are for the exclusive use of Tenant's employees.

11. So long as Tenant is not in default hereunder following expiation of any applicable notice and cure period, prior to the execution of a lease for all or any portion of the First Offer Space (as that term is hereinafter defined), Tenant shall have the right (the "First Offer Option") to lease the First Offer Space pursuant to and in accordance with the following terms and conditions:

     a. The "First Offer Space" shall mean any other premises in the Building not leased by Tenant.

     b. Tenant shall only have the right to lease the First Offer Space after the initial lease of the First Offer Space to third parties (but in the event that Landlord has failed to lease initially the First Offer Space then Tenant shall have the First Offer Option beginning with the third anniversary of the Commencement Date) through and including the date immediately preceding the twelfth (12/th/) anniversary of the Commencement Date (except in connection with an exercise by Tenant of its Extension Option in which event the First Offer Option shall be extended in five (5) year increments with each Extension Option) and if the First Offer Space is then available for lease. First Offer Space shall be "available for lease" if (i) the space is not then leased to a third party or (ii) the space will become vacant because the current tenant's lease has or will expire without a renewal or extension thereof pursuant to an express renewal option set forth therein.

     c. Landlord agrees to advise Tenant in writing at any time and from time to time (but not more often than once every six (6) months), upon written request of Tenant, of the leasing status of all First Offer Space and to advise Tenant whether and to what extent any First Offer Space is available for lease. At such time, Landlord will also notify Tenant of the terms and conditions upon which it would be willing to lease any and all of the then available First Offer Space to Tenant.

     d. The First Offer Option shall be exercised by Tenant, if at all, by Tenant's written notice to Landlord within ten (10) business days after Landlord's notice to Tenant of the availability of such First Offer Space. Should Tenant fail to duly and timely exercise this First Offer Option Landlord shall have the right, at any time prior to receipt of another written request from Tenant about the then available First Offer Space to lease the applicable First Offer Space to any third party on any terms and conditions Landlord may elect, subject to the terms of the next sentence. If Landlord desires to lease any of the applicable First Offer Space for less than ninety-five percent (95%) of the effective rate offered to Tenant for such Offer Space, Landlord must again provide Tenant its right to lease the First Offer Space at the reduced effective rate prior to leasing it to the third party. Should Tenant duly and timely exercise the First Offer Option, the First Offer Space shall be added to this lease from and after the earlier of (i) one hundred twenty (120) days after the date Landlord delivers the First Offer Space to Tenant, or (ii) the date Tenant first begins conducting business therein. The First Offer Space shall be subject to all terms and provisions of this lease, as amended, except that all of the terms and conditions set forth in Landlord's notice letter to Tenant shall control with respect to the First Offer Space.

     e. Tenant improvements for the First Offer Space shall be designed and installed in accordance with the procedures and conditions set forth in Exhibits C and D attached to this lease and Tenant's allowance for
             ----------------
          improvements shall be an amount equal to the product of multiplying the tenant improvement allowance set forth in Landlord's notice, if any, times the number of square feet of rentable area in the First Offer Space.

12.  So long as Tenant (or its Permitted Transferee) is occupying at least four
(4) full floors of space in the Building, without regard to any sublease, and Tenant is not in default under this lease following notice and the expiration of any applicable cure period, Landlord agrees that Landlord shall not enter into a lease for space in the Building or consent to an assignment or sublease of space in the Building to a tenant whose primary use of the Premises is for the operation of a retail stock brokerage firm or an employee benefits consulting company. If Tenant (or its Permitted Transferee) assigns this lease or ceases occupying at least four (4) full floors of space in the Building for the foregoing use, the foregoing exclusive shall be deemed null and void and of no further effect.

13. As used in this lease, the term "Landlord's Cost(s)" or "Landlord's cost(s)" shall mean the actual costs and expenses incurred by Landlord in connection with rendering the service, amenity or providing the item in question plus ten percent (10%) as an administrative fee. Notwithstanding the foregoing, with respect to after hours HVAC service Landlord's Costs shall be limited to the cost of water and electricity for such after hours service (or electricity only for ventilation only) plus the hourly amortization of the original acquisition costs of all equipment used in providing such after-hours HVAC assuming the acquisition costs of such equipment are amortized, on an hourly basis, over the entire number of hours in the useful life of such equipment, plus a five percent (5%) administrative fee. No other markup or overhead shall be added to and included in Landlord's Costs.

14. This lease is expressly conditioned upon Northern Trust Corporation executing a Lease Guaranty in the form attached hereto as Exhibit N and by this
                                                          ---------
reference made a part hereof simultaneously with the execution of this lease.

15. For purposes of Special Stipulation Numbers 2, 5, 6 and 13, the portion of the Premises located on the lobby plus all the space located on the second (2/nd/) floor of the Building shall constitute one (1) floor.

                                   EXHIBIT I
                                   ---------

                            CLEANING SPECIFICATIONS
                            -----------------------

OFFICE AREAS

1. Empty, clean and damp dust all waste receptacles and remove waste paper and rubbish from the premises nightly; wash receptacles as necessary.

2. Empty and clean all ash trays, screen all sand urns nightly and supply and replace sand as necessary.

3. Vacuum all rugs and carpeted areas in offices, lobbies and corridors nightly.

4. Hand dust and wipe clean with damp or treated cloth all office furniture, files, fixtures, paneling, window sills and all other horizontal surfaces nightly; wash window sill when necessary.

5.   Damp wipe and polish all glass furniture tops nightly.

6. Remove all finger marks and smudges from vertical surfaces, including doors, door frames, around light switches, private entrance glass and partitions nightly.

7.   Wash clean all water coolers nightly.

8.   Sweep all stairways nightly.

9. Police all stairwells throughout the entire Building daily and keep in clean condition.

10.  Damp mop spillage in office and public areas as required.

11.  Damp dust all telephones weekly.


WASH ROOMS

1.   Mop, rinse and dry floors nightly.

2.   Scrub floors as necessary.

3.   Clean all mirrors, bright work and enameled surfaces nightly.

4. Wash and disinfect all basins, urinals and bowls nightly, using non-abrasive cleaners to remove stains and clean undersides of rim of urinals and bowls.

5. Wash both sides of all toilet seats with soap and water and disinfect nightly.

6. Damp wipe nightly, wash all partitions, tile walls and outside surface of all dispensers and receptacles.

7. Empty and sanitize all receptacles and sanitary disposals nightly; thoroughly clean and wash at least once per week.

8.   Fill toilet tissue, soap, towel and sanitary napkin dispensers nightly.

9. Clean flushometers, piping, toilet seat hinges and other metal work nightly.

10. Wash and polish all walls, partitions, tile walls and enamel surfaces from trim to floor monthly.

11.  Vacuum all louvers, ventilating grills, and dust light fixtures monthly.

     NOTE: It is the intention to keep the wash rooms thoroughly cleaned and not to use a disinfectant or deodorant to kill odor. If a disinfectant is necessary, an odorless product will be used with the Owner's permission.

FLOORS

1. Ceramic tile, marble and terrazzo floors to be swept and buffed nightly and washed or scrubbed as necessary.

2. Vinyl asbestos, asphalt, vinyl, rubber or other composition floors and bases to be swept nightly; such floors in public areas on multiple tenancy floors to be waxed and buffed as needed.

3.   Tile floors in office areas will be waxed and buffed monthly.

4.   All floors stripped and rewaxed as necessary.

5. All carpeted areas and rugs to be vacuumed clean nightly and spot cleaned as needed.

6. Carpet shampooing will be performed at tenant's request and billed to tenant.


GLASS

1. Clean glass entrance doors, the adjacent glass panels and the door frame around the doors nightly.

2.   Clean inside surface of exterior windows at least once per year.

3. Clean outside surface of exterior windows at least twice per year; provided, however, in the event landlord cleans more frequently than twice per year the exterior windows of floors of the Building located above the leased premises in such a manner so as to dirty the windows of the leased premises, the landlord shall clean the windows of the leased premises as frequently as those located above same.


HIGH DUSTING (Quarterly)

1. Dust and wipe clean all closet shelving when empty and carpet sweep or dry mop all floors in closets if such are empty.

2.   Dust all picture frames, charts, graphs and similar wall hangings.

3. Dust clean all vertical surfaces such as walls, partitions, doors, door bucks and other surfaces above shoulder height.

4. Damp dust all ceiling air conditioning diffusers, wall grilles, registers and other ventilating louvers.

5. Dust the exterior surfaces of lighting fixtures, including glass and plastic enclosures.


DAY SERVICE

1. At least once, but not more than twice during the day, check men's washrooms for soap, towels and toilet tissue replacement.

2. At least once, but not more than twice during the day, check ladies' washrooms for soap, towels and toilet tissue and sanitary napkin replacements.

3.   As needed, vacuuming or carpet sweeping of elevator cabs will be performed.

4. There will be a constant surveillance of interior and exterior public areas to ensure cleanliness.


COMPUTER ROOM AND HIGH-SECURITY AREAS

1. If areas are secured, tenant must be present and provide access for cleaning staff to clean any secured areas.

GENERAL

1. Wipe all interior metal window frames/mullions and other unpainted interior metal surfaces of the perimeter walls of the building each time the interior of the windows are washed.

2.   Keep slopsink rooms in a clean, neat and orderly condition at all times.

3. Wipe clean and polish all metal hardware fixtures and other bright work nightly.

4. Dust and/or wash all directory boards as needed. Remove fingerprints and smudges nightly.

5. Maintain building lobby, corridors and other public areas in a clean condition.

6.   Maintain all landscaped areas.

7.   Maintain and clean all parking garages.

     NOTE: Upon completion of nightly duties, floor supervisors will ensure that all offices have been cleaned and left in a neat and orderly condition; all lights have been turned off and all doors locked.

                                   EXHIBIT J
                                   ---------

                        SUBORDINATION, NON-DISTURBANCE
                           AND ATTORNMENT AGREEMENT


     THIS AGREEMENT made this _____ day of November, 1999, among WACHOVIA BANK, N.A., a national banking association chartered pursuant to the laws of the United States of America (hereinafter referred to as "Lender"), PERIMETER SUMMIT PARCEL 3 LIMITED PARTNERSHIP, a Delaware corporation (hereinafter referred to as "Landlord"), and NORTHERN TRUST RETIREMENT CONSULTING, LLC, a Delaware limited liability corporation (hereinafter referred to as "Tenant").

                             W I T N E S S E T H:
                             --------------------

     WHEREAS, Landlord and Tenant have entered into a certain lease (hereinafter referred to as the "Lease") dated of even date herewith, relating to the premises (hereinafter referred to as the "Premises") located or to be located at 3003 Summit Boulevard, Atlanta, Georgia and constructed or to be constructed upon the real property described in Exhibit "A" attached hereto and by this reference made a part hereof (hereinafter referred to as the "Project"); and

     WHEREAS, Lender has made or has committed to make a loan to Landlord secured by a deed to secure debt, assignment and security agreement (hereinafter referred to as the "Security Instrument") which contains an assignment of leases and rents from Landlord to Lender covering, inter alia, the Premises; and
                                            ----- ----

     WHEREAS, Tenant has agreed that the Lease shall be subject and subordinate to the Security Instrument held by Lender, provided Tenant is assured of continued occupancy of the Premises under the terms of the Lease;

     NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, the sum of Ten Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, and notwithstanding anything in the Lease to the contrary, it is hereby agreed as follows:

     1. Lender, Tenant and Landlord do hereby covenant and agree that the Lease, with all rights, options, liens and charges created thereby, is and shall continue to be subject and subordinate in all respects to the Security Instrument and to any renewals, modifications, consolidations, replacements and extensions thereof and to all advancements made thereunder.

     2. Lender does hereby agree with Tenant that, in the event Lender becomes the owner of the Premises by foreclosure, conveyance in lieu of foreclosure or otherwise, so long as no uncured event of default exists under the Lease for which there is no applicable notice and cure period or following expiration of any applicable notice and cure period, (a) Lender will take no action which will interfere with or disturb Tenant's possession or use of the Premises or other rights under the Lease, and (b) the Premises shall be subject to the Lease and Lender shall recognize Tenant as the tenant of the Premises for the remainder of the term of the Lease in accordance with all the provisions thereof (including, without limitation, fund the Tenant Improvement Allowance if the Project is substantially completed and Tenant complies with the terms and conditions of Exhibit C relating to the payment of the Tenant Improvement Allowance and assume
---------
Landlord's obligation under Section 5.01(b) of the Lease including, without limitation, the payment of all termination fees as may be due under the Lease but excluding any obligation to complete the Project in accordance with the terms of the Lease, provided, however, that if Lender notifies Tenant in writing, after Lender becomes the owner of the Premises, that Lender does not intend upon completing the Project in accordance with the terms of the Lease, Tenant will then be deemed to have exercised Tenant's next available termination right pursuant to the provisions of Section 5.01(b) of the Lease for purposes of determining the applicable termination fee due and payable to Tenant under the terms of Section 5.01(b)), but Landlord shall not be subject to any offsets or defenses which Tenant might have against any prior landlord except those which arose under the provisions of the Lease out of such landlord's default and accrued after Tenant had notified Lender and given Lender the opportunity to cure same as hereinbelow provided, nor shall Lender be liable for any act or omission of any prior landlord (but Lender shall be obligated to cure any Landlord default of a continuing, on-going nature within a reasonable amount of time after obtaining possession of the Project), nor shall Lender be bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord nor shall it be bound by any amendment or modification of the Lease made without its consent.

     3. Tenant does hereby agree with Lender that, in the event Lender becomes the owner of the Premises by foreclosure, conveyance in lieu of foreclosure or otherwise, then Tenant shall attorn to and recognize Lender as the landlord under the Lease for the remainder of the term thereof, and Tenant shall perform and observe its obligations thereunder, subject only to the terms and conditions of the Lease. Tenant further covenants and agrees to execute and deliver upon request of Lender, or its assigns, an appropriate agreement of attornment to Lender and any subsequent titleholder of the Premises.

     4. Any option or rights contained in the Lease, or otherwise existing, to acquire any or all of the Project (or any superior leasehold interest therein) are hereby made subject and subordinate to the rights of Lender under the Security Instrument; and acquisition of any or all of the Project made by Tenant during the term of the Security Instrument shall be made subordinate and subject to the Security Instrument.

     5. So long as the Security Instrument remains outstanding and unsatisfied, Tenant will mail or deliver to Lender, at the address and in the manner hereinbelow provided, a copy of all notices permitted or required to be given to Landlord by Tenant under and pursuant to the terms and provisions of the Lease. At any time before the rights of Landlord shall have been forfeited or adversely affected because of any default of Landlord, or within the time permitted Landlord (or Landlord's mortgagee, if longer) for curing any default under the Lease as therein provided (but not less than sixty (60) days from the receipt of notice), Lender may, but shall have no obligation to, pay any taxes and assessments, make any repairs and improvements, make any deposits or do any other act or thing required of Landlord by the terms of the Lease; and all payments so made and all things so done and performed by Lender shall be as effective to prevent the rights of Landlord from being forfeited or adversely affected because of any default under the Lease as the same would have been if done and performed by Landlord.

     6. Tenant acknowledges that Landlord will execute and deliver to Lender an assignment of the Lease as security for said loan, and Tenant hereby expressly consents to such assignment.

     7. Lender shall have no liability whatsoever hereunder prior to becoming the owner of the Premises; and Tenant agrees that if Lender becomes the owner of the Premises, Tenant shall look solely to the estate or interest of Lender in the Premises (and future rent and other future income derived therefrom, casualty insurance proceeds or condemnation awards received by Lender and not used for restoration and any proceeds of the sale of the Project received by Lender) for satisfaction of any obligation which may be or become owing by Lender to Tenant hereunder or under the Lease.

     8. Landlord and Tenant hereby certify to Lender that the Lease has been duly executed by Landlord and Tenant and is in full force and effect; that the Lease and any modifications and amendments specified herein are a complete statement of the agreement between Landlord and Tenant with respect to the leasing of the Premises or otherwise affecting the Project, and the Lease has not been modified or amended except as specified herein; that to the knowledge of Landlord and Tenant, no party to the Lease is in default thereunder; that no rent under the Lease has been paid more than thirty (30) days in advance of its due date; and that Tenant, as of this date, has no charge, lien or claim of offset under the Lease, or otherwise, against the rents or other charges due or to become due thereunder.

     9. Unless and except as otherwise specifically provided herein, any and all notices, elections, approvals, consents, demands, requests and responses thereto ("Communications") permitted or required to be given under this Agreement shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given and shall be effective upon the earlier of receipt thereof or deposit thereof in the United States mail, postage prepaid, certified with return receipt requested, to the other party at the address of such other party set forth hereinbelow or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that the time period in which a response to any Communication must be given shall commence on the date of receipt thereof; and provided further that no notice of change of address shall be effective with respect to Communications sent prior to the time of receipt thereof. Receipt of Communications hereunder shall occur upon actual delivery (whether by mail, telecopy transmission, messenger, courier service, or otherwise) to an individual party or to an officer or general or limited partner of a party or to any agent or employee of such party at the address of such party set forth hereinbelow, subject to change as provided hereinabove. An attempted delivery in accordance with the foregoing, acceptance of which is refused or rejected, shall be deemed to be and shall constitute receipt; and an attempted delivery in accordance with the foregoing by mail, messenger, or courier service (whichever is chosen by the sender) which is not completed because of changed address of which no notice was received by the sender in accordance with this provision prior to the sending of the Communication shall also be deemed to be and constitute receipt. Any Communication, if given to Lender, must be addressed as follows, subject to change as provided hereinabove:

          Wachovia Bank, N.A.
          Real Estate Finance Division, Mail Code 1810
          30th Floor
          191 Peachtree Street, N.E.
          Atlanta, Georgia 30303

and, if given to Tenant, must be addressed as follows, subject to change as provided hereinabove:

Prior to commencement of the Lease:

          400 Perimeter Center Terrace
          Suite 850
          Atlanta, Georgia 30346
          Attention: Director of Finance

     Subsequent to the commencement of the Lease:

          3003 Summit Boulevard
          Suite _____
          Atlanta, Georgia 30319

     with a copy to:

          Fifty South LaSalle Street
          Chicago, Illinois 60675
          Attention: Corporate Real Estate Manager

and, if given to Landlord, must be addressed as follows, subject to change as provided hereinabove:

          Perimeter Summit Parcel 3 Limited Partnership
          Five Ravinia Drive
          Atlanta, Georgia 30346-2102

     10. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, successors-in-title and assigns. When used herein, the term "landlord" refers to Landlord and to any successor to the interest of Landlord under the Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.

                                        LENDER:
                                        ------

Signed, sealed and delivered            WACHOVIA BANK, N.A.
in the presence of:

_____________________________           By:________________________________
      Unofficial Witness                      Title:_______________________

_____________________________                    (BANK SEAL)
Notary Public

Commission Expiration Date:

(NOTARIAL SEAL)

                                        TENANT:
                                        ------

Signed, sealed and delivered            NORTHERN TRUST RETIREMENT
in the presence of:                     CONSULTING, LLC,
                                        a Delaware limited liability corporation

_____________________________           By:________________________________
Unofficial Witness                            Title:_______________________

_____________________________
Notary Public

Commission Expiration Date:

(NOTARIAL SEAL)

As to 3003 Perimeter Summit Realty Corp:           LANDLORD:
Signed, sealed and delivered in the presence of:   PERIMETER SUMMIT PARCEL 3 LIMITED PARTNERSHIP,
                                                   a Georgia limited partnership
_______________________________________________

Unofficial Witness                                 By:  3003 Perimeter Summit Realty Corp., a
                                                        Delaware corporation, general partner of
                                                        Perimeter Summit Parcel 3 Limited Partnership
_______________________________________________

Notary Public

                                                      By: _____________________________________________________
                                                          Name:___________________________________
Commission Expiration Date:                               Title:__________________________________

     (NOTARIAL SEAL)                                     By: Hines Management, L.L.C., a Delaware
                                                             limited liability company, general partner of
                                                             Perimeter Summit Parcel 3 Limited Partnership

As to Hines Holdings, Inc.:                                 By: Hines Interests Limited Partnership, a
Signed, sealed and delivered in the presence of:                Delaware limited partnership, sole member of
                                                                Hines Management, L.L.C.
_______________________________________________

Unofficial Witness                                             By: Hines Holdings, Inc., a Texas
                                                                   corporation, sole member of Hines Interest
_______________________________________________                    Limited Partnership

Notary Public

                                                                   By:__________________________________________
                                                                      C. Kevin Shannahan
                                                                      Executive Vice President
Commission Expiration Date:

      (NOTARIAL SEAL)

                                   EXHIBIT K
                                   ---------

                        Project Construction Milestones
                        -------------------------------


Event                                                   Date                Termination Fee
-----                                                   ----                ---------------

Completion of the pouring of the 5/th/ floor            April 1, 2000           $100,000.00

Topping out of the Building (i.e. the                   August 15, 2000         $200,000.00
completion of the pouring of the 18/th/ floor)

Landlord Floor Delivery Date                            October 15, 2000        $300,000.00

                                   EXHIBIT L
                                   ---------

                            SIGNAGE SPECIFICATIONS
                            ----------------------



           [Tenant to provide specifications as to building signage]

             [Hines to provide specifications as to monument sign]

                                   EXHIBIT M
                                   ---------

                              HVAC SPECIFICATIONS
                              -------------------


(a) Summer conditions: The entire air conditioning system to maintain a 78 degrees Fahrenheit dry bulb temperature at 92 degrees Fahrenheit dry bulb outdoor temperature. This design is for all office and public spaces. Equipment and elevator machine rooms will maintain an 85 degree Fahrenheit dry bulb temperature.

(b) Winter conditions: The entire heating system for all spaces is to be maintained at 72 degrees Fahrenheit dry bulb temperature at 22 degrees Fahrenheit dry bulb outside temperature. Equipment and elevator machine rooms will maintain a 65 degree Fahrenheit dry bulb temperature.

                                   EXHIBIT N
                                   ---------

                               FORM OF GUARANTY
                               ----------------

     WHEREAS, PERIMETER SUMMIT PARCEL 3 LIMITED PARTNERSHIP, a Georgia limited partnership, hereinafter referred to as "Landlord" and NORTHERN TRUST RETIREMENT CONSULTING, LLC, a Delaware limited liability corporation, hereinafter referred to as "Tenant", have simultaneously executed or are about to execute a lease of space with respect to certain space at 3003 Summit Boulevard, Suite ____, Atlanta, Georgia, 30319, hereinafter called the "Lease" wherein Landlord will lease the Premises to Tenant and,

     WHEREAS, Northern Trust Corporation, hereinafter referred to as "Guarantor", has a financial interest in Tenant, and,

     WHEREAS, Landlord would not enter into the lease if Guarantor did not execute and deliver to Landlord this lease Guaranty (this "Guaranty"),

     NOW THEREFORE, for and in consideration of the execution of the foregoing lease by Landlord and as a material inducement to Landlord to execute the lease, Guarantor hereby jointly, severally, unconditionally and irrevocably guarantees the prompt payment by Tenant of all rentals and all other sums payable by Tenant under the lease and the faithful and prompt performance by Tenant of each and every one of the terms, conditions and covenants of the lease to be kept and performed by Tenant as such are defined in the lease. The reduction of or limitation on any liabilities of Tenant under the lease pursuant to any federal or state bankruptcy or insolvency proceeding shall not cause a reduction in or otherwise affect the liabilities or obligations of Guarantor under this Guaranty.

     It is specifically agreed and understood that the terms of the foregoing lease may be altered, affected, modified or changed by agreement between Landlord and Tenant, or by a course of conduct, and the lease may be assigned by Landlord or any assignee of Landlord without consent or notice to Guarantor and that this Guaranty shall thereupon and thereafter guarantee the performance of the lease as so changed, modified, altered or assigned.

     This Guaranty shall not be released, modified or affected by failure or delay on the part of Landlord to enforce any of the rights or remedies of the Landlord under the lease, whether pursuant to the terms thereof or at law or in equity.

     No notice of default need be given to Guarantor, it being specifically agreed and understood that the guarantee of the undersigned is a continuing guarantee under which Landlord may proceed forthwith and immediately against Tenant or against Guarantor following any breach or default by Tenant (after expiration of any applicable notice and cure period) or for the enforcement of any rights which Landlord may have as against Tenant pursuant to or under the terms of the lease or at law or in equity.

     Landlord shall have the right to proceed against Guarantor hereunder following any breach or default by Tenant (after expiration of any applicable notice and cure period) without first proceeding against Tenant and without previous notice to or demand upon either Tenant or Guarantor.

     Guarantor hereby waives (a) notice of acceptance of this Guaranty, (b) demand of payment, presentation and protest, (c) any right to require the Landlord to proceed against the Tenant or any other Guarantor or any other person or entity liable to Landlord, (d) any right to require Landlord to apply to any default any security deposit or other security it may hold under the lease, (e) any right to require Landlord to proceed under any other remedy Landlord may have before proceeding against Guarantor, and (f) any right of subrogation.

     The term "Landlord" whenever used in this Guaranty refers to and means the Landlord specifically named in the lease and also any assignee of the Landlord, whether by outright assignment or by assignment for security, and also any successor to the interest of said Landlord or of any assignee in the lease or any part thereof, whether by assignment or otherwise. So long as the Landlord's interest in or to the Premises or the rents, issues and profits therefrom, or in, to or under the said lease, are subject to any mortgage or deed of trust or assignment for security, no acquisition by Guarantor of the Landlord's interest in the Premises or under the lease shall affect the continuing obligation of Guarantor under this Guaranty, which shall nevertheless continue in full force and effect for the benefit of the mortgagee, beneficiary, trustee or assignee under such mortgage, deed of trust or assignment, of any purchase at sale by judicial foreclosure or under private power of sale, and of the successors and assigns of any such mortgagee, beneficiary, trustee, assignee or purchaser.

     The term "Tenant" whenever used in this Guaranty refers to and means the Tenant specifically named in the lease and also any assignee or sublessee of the lease and also any successor to the interests of the Tenant, assignee or sublessee of the lease or any part thereof, whether by assignment, sublease or otherwise.

     The obligations of the Guarantor hereunder shall include payment to Landlord of all reasonable costs of any successful legal action by Landlord against Guarantor, including reasonable attorneys' fees actually incurred by Landlord.

     This Guaranty, all acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of Georgia. As part of the consideration for Landlord's entering into the lease which this Guaranty is a part, the Guarantor hereby agrees that all actions or proceedings arising directly or indirectly hereunder may, at the option of Landlord, be litigated in courts having situs within the State of Georgia, and the Guarantor hereby expressly consents to the jurisdiction of any such local, state or federal court, and consents that any service of process in such action or proceeding may be made by personal service upon the Guarantor wherever the Guarantor may then be located, or by certified or registered mail directed to such Guarantor at Fifty South LaSalle Street, Chicago, Illinois 60675, attention: Corporate Real Estate Manager.

     IN WITNESS WHEREOF, the Guarantor has hereunto caused these presents to be executed under seal this _____ day of November, 1999.


                                   NORTHERN TRUST CORPORATION,
                                   a Delaware corporation

                                   By:_________________________________

                                   Title:______________________________

                                                [CORPORATE SEAL]

                                      N-3